Oppenheimer
Developing Markets Fund

Prospectus dated October 27, 2004

Oppenheimer  Developing  Markets Fund is a mutual fund that  aggressively  seeks long-term  capital  appreciation to make your investment grow. It invests mainly in common stocks of issuers in emerging and  developing  markets  throughout the world.

This Prospectus contains important  information about the Fund's objective,  its
investment   policies,   strategies  and  risks.  It  also  contains   important
information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete. It is a criminal offense to
represent otherwise.

                                             (OppenheierFunds logo)

CONTENTS

          ABOUT THE FUND

           The Fund's Investment Objective and Principal Investment Strategies

           Main Risks of Investing in the Fund

           The Fund's Past Performance

           Fees and Expenses of the Fund

           About the Fund's Investments

           How the Fund is Managed

          ABOUT YOUR ACCOUNT

          How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
          Class N Shares

          Special Investor Services
          AccountLink
          PhoneLink
          OppenheimerFunds Internet Website
          Retirement Plans

          How to Sell Shares
          By Mail
          By Telephone

          How to Exchange Shares

          Shareholder Account Rules and Policies

          Dividends, Capital Gains and Taxes

          Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT  OBJECTIVE?  The Fund  aggressively  seeks capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

o Under normal market  conditions,  the Fund will invest at least 80% of its net assets plus borrowings for investment purposes,  in equity securities of issuers whose principal activities are in at least three developing markets.

o The Fund can (but is not required to) invest up to 100% of its total assets in foreign securities.

o The Fund  will  emphasize  investments  in  common  stocks  and  other  equity securities.

o The Fund will emphasize  investments in growth companies,  which can be in any market capitalization range.

What Are "Developing Markets"?
In general,  developing  markets  are  countries  outside  the U.S.  and most of
Western Europe,  Canada,  Japan,  Australia and New Zealand that have economies, industries  and stock markets that the Manager  believes are growing and gaining more stability and offer attractive long-term investment prospects.

HOW DO THE  PORTFOLIO  MANAGERS  DECIDE  WHAT  SECURITIES  TO  BUY OR  SELL?  In
selecting  securities for the Fund, the Fund's portfolio manager looks primarily for foreign companies in developing markets with high growth potential. They use fundamental analysis of a company's financial statements,  management structure, operations and product  development,  and consider the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the Fund's portfolio, the portfolio managers currently search for:

o Companies of different  capitalization ranges with strong market positions and the ability to take  advantage of barriers to entry in their  industry,  such as high start-up costs.

o Companies with management that has a proven record.

o Companies with newer or established businesses that are entering into a growth cycle.

o Companies with the potential to withstand high market volatility.

o Companies with strong  earnings  growth whose stock is selling at a reasonable price.

     In applying  these and other  selection  criteria,  the portfolio  managers consider  the  effect of  worldwide  trends on the  growth of  various  business sectors,  and look for companies  that may benefit from four main global trends:
development of new  technologies,  corporate  restructuring,  the growth of mass affluence and demographic changes. This strategy may change over time.

WHO IS THE FUND  DESIGNED  FOR? The Fund is designed  primarily  for  aggressive investors  seeking capital growth over the long term.  Those investors should be willing to assume the substantial  risks of short-term share price  fluctuations and losses  that are  typical for an  aggressive  growth fund  focusing on stock investments in developing and emerging  markets.  The Fund does not seek current income and the income from its  investments  will likely be small,  so it is not designed for investors needing income. Because of its focus on long-term growth, the Fund may be appropriate for some portion of a retirement plan investment for investors  with a high  risk  tolerance.  However,  the  Fund is not a  complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors,  described below. There is also the  risk  that  poor  security  selection  by the  Fund's  investment  Manager,
OppenheimerFunds,  Inc., will cause the Fund to underperform  other funds having similar objectives.

RISKS OF INVESTING IN STOCKS.  Stocks  fluctuate in price,  and their short-term volatility at times may be great.  Because the Fund invests  primarily in stocks of foreign growth companies,  the value of the Fund's portfolio will be affected by changes in the  foreign  stock  markets and the  special  economic  and other factors that might primarily affect the prices of markets in particular regions, such as Asia,  Latin America,  and Eastern  Europe.  Market risk will affect the
Fund's net asset  value per share,  which  will  fluctuate  as the values of the
Fund's portfolio  securities  change. The prices of individual stocks do not all move in the same  direction  uniformly  or at the  same  time.  Different  stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

SPECIAL RISKS OF GROWTH STOCKS.  Stocks of growth  companies may provide greater opportunities  for  capital  appreciation  but may be more  volatile  than other stocks.  That  volatility  is likely to be even greater for growth  companies in emerging markets.

     The Fund can buy  stocks  of  companies  in any  capitalization  range  and focuses its  investments  on  securities  of companies  the Manager  thinks have growth possibilities.  Newer small companies may offer greater opportunities for capital  appreciation,  but they involve substantially greater risks of loss and price  fluctuations.  Their  stocks  may be less  liquid  than  those of  larger issuers. That means the Fund could have greater difficulty selling a security of a  smaller  issuer at an  acceptable  price,  especially  in  periods  of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a  substantial  period of time  before  the Fund  realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

RISKS  OF  FOREIGN  INVESTING.   While  foreign  securities  may  offer  special
investment opportunities, there are also special risks. The change in value of a foreign  currency  against  the U.S.  dollar will result in a change in the U.S.
dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same  accounting  and disclosure  requirements  that U.S.
companies are subject to. Securities  issued by a foreign  government may not be supported by the "full faith and credit" of the government. The value of foreign investments may be affected by exchange  control  regulations,  expropriation or nationalization  of a company's assets,  foreign taxes,  delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad,  or other  political and economic  factors.  These risks could cause the prices of foreign  stocks to fall and could  therefore  depress the Fund's share prices.

Special  Risks of Emerging and  Developing  Markets.  Securities in emerging and developing  market  countries may offer  special  investment  opportunities  but investments in these  countries  present risks not found in more mature markets.
Securities may be more difficult to sell at an acceptable price and their prices may be more volatile than  securities  of companies in more  developed  markets.
Settlements  of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed  legal and accounting  systems and investments may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and  global  changes.  Governments  may be more  unstable  and  present greater risks of  nationalization or restrictions on foreign ownership of stocks of local companies.  These  investments may be substantially  more volatile than stocks of  issuers in the U.S.  and other  developed  countries  and may be very speculative.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments,  its  investment  performance  and its price per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund will achieve its investment objective.

     The Fund is an aggressive  investment  vehicle,  and in the short term, its share prices can be expected to be  volatile.  The Fund  generally  does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices.  The Fund is designed for investors  willing to assume  greater risks in the hope of achieving long-term capital  appreciation.  It is likely to be subject to greater fluctuations in its share prices than funds that emphasize large  capitalization  domestic  stocks,  or funds that do not invest in foreign securities or emerging market securities, or funds that focus on both stocks and bonds.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full  calendar  years  since the  Fund's  inception  and by showing how the average annual total returns of the Fund's  shares,  both before and after taxes,  compare to those of a broad-based  market index. The after-tax returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  than the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See  appendix to  prospectus  for data in bar chart  showing  the annual  total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.  For the period from 1/1/04  through  9/30/04,  the cumulative return (not annualized) before taxes for Class A shares was 9.32%.

During the period shown in the bar chart,  the highest  return (not  annualized)
before taxes for a calendar  quarter was 39.24% (4 Qtr 99) and the lowest return
(not annualized) before taxes for a calendar quarter was -23.18% (3 Qtr 98).

--------------------------------------------- ---------------------- --------------------------- --------------------------
                                                                              5 Years                    10 Years

Average Annual Total Returns                                           (or life of class, if       (or life of class, if
for the periods ended December 31, 2003              1 Year                    less)                       less)

--------------------------------------------- ---------------------- --------------------------- --------------------------
--------------------------------------------- ---------------------- --------------------------- --------------------------
Class A Shares (inception 11/18/96)

  Return Before Taxes                                55.73%                    20.06%                     12.62%
  Return After Taxes on Distributions                54.81%                    19.31%                     11.68%

Return  After  Taxes  on  Distributions  and

  Sale of Fund Shares                                36.91%                    17.34%                     10.54%

--------------------------------------------- ---------------------- --------------------------- --------------------------

Morgan Stanley Capital International
Emerging Markets Free Index (reflects no
deduction for fees, expenses or taxes)               51.59%                    8.17%                      -0.98%1

--------------------------------------------- ---------------------- --------------------------- --------------------------

Class B Shares (inception 11/18/96)                  58.98%                    20.40%                     12.84%

--------------------------------------------- ---------------------- --------------------------- --------------------------

Class C Shares (inception 11/18/96)                  62.98%                    20.57%                     12.68%

--------------------------------------------- ---------------------- --------------------------- --------------------------
--------------------------------------------- ---------------------- --------------------------- --------------------------

Class N Shares (inception 3/1/01)                    63.71%                    13.34%                       N/A

--------------------------------------------- ---------------------- --------------------------- --------------------------

1    From 11/30/96.

The Fund's average annual total returns include  applicable  sales charges:  for
Class A, the current  maximum  initial  sales charge of 5.75%;  for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N, the 1%  contingent  deferred  sales  charge for the 1-year  period.
Because Class B shares convert to Class A shares 72 months after purchase, Class
B  "life-of-class"  performance  does not include any contingent  deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance  of the Fund's  Class A shares is  compared  to the  Morgan  Stanley
Capital International  Emerging Markets Free Index, an unmanaged index of equity securities of issuers in 25 developing markets.  The index performance  includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore pay those  expenses  indirectly.  Shareholders  pay other  transaction expenses  directly,  such as sales  charges.  The numbers below are based on the
Fund's expenses during its fiscal year ended August 31, 2004.

-------------------------------------------- ----------------- ----------------- ------------------ -----------------

Shareholder Fees (charges paid directly
from your investment):

-------------------------------------------- ----------------- ----------------- ------------------ -----------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------

                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares

-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------

Maximum Sales Charge (Load) on              5.75%             None             None             None
purchases (as % of offering price)

-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------

Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption                None1             5%2               1%3              1%4
proceeds)

-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ---------------- ----------------- ----------------

Redemption Fee (as a percentage of          2.00%            2.00%            2.00%             2.00%
total redemption proceeds)5

-------------------------------------- ---------------- ---------------- ----------------- ----------------

---------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------------------------------
--------------------------------------- --------------- ---------------- -------------- -----------------

                                        Class A Shares  Class B Shares      Class C      Class N Shares
                                                                            Shares

--------------------------------------- --------------- ---------------- -------------- -----------------
--------------------------------------- --------------- ---------------- -------------- -----------------

Management Fees                             0.91%            0.91%           0.91%           0.91%

--------------------------------------- --------------- ---------------- -------------- -----------------
--------------------------------------- --------------- ---------------- -------------- -----------------

Distribution and/or Service (12b-1)         0.24%            1.00%           1.00%           0.50%
Fees

--------------------------------------- --------------- ---------------- -------------- -----------------
--------------------------------------- --------------- ---------------- -------------- -----------------

Other Expenses                              0.37%            0.50%           0.40%           0.58%

--------------------------------------- --------------- ---------------- -------------- -----------------
--------------------------------------- --------------- ---------------- -------------- -----------------

Total Annual Operating Expenses             1.52%            2.41%           2.31%           1.99%

--------------------------------------- --------------- ---------------- -------------- -----------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes  That  undertaking  may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.47%
and 1.88% for Class N shares.

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge  gradually  declines  from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. The  redemption  fee applies to the proceeds of Fund shares that are redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  See  "How to Sell  Shares"  for more  information  on when the redemption fee will apply.

EXAMPLES.  The  following  examples are intended to help you compare the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

---------------------------------------------------------------------------------------------------------------------
          If shares are redeemed:                  1 Year           3 Years           5 Years           10 Years
---------------------------------------------------------------------------------------------------------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $721                $1,028               $1,356              $2,283

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $744                $1,051               $1,485             $2,3231

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $334                 $721                $1,235              $2,646

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $302                 $624                $1,073              $2,317

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
   If shares are not redeemed:            1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $721                $1,028               $1,356              $2,283

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $244                 $751                $1,285             $2,323 1

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $234                 $721                $1,235              $2,646

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $202                 $624                $1,073              $2,317

---------------------------------- --------------------- -------------------- ------------------- -------------------

In the first example,  expenses include the initial sales charge for Class A and the applicable  Class B, Class C and Class N contingent  deferred sales charges.
In the second example,  the Class A expenses include the sales charge, but Class
B,  Class C and  Class N  expenses  do not  include  contingent  deferred  sales charges.

1. Class B expenses  for years 7 through 10 are based on Class A expenses  since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio  among  different  investments  will  vary over  time  based  upon the
Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different  types of investments  described in this
Prospectus.  The  Statement of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25%
or more of its assets in  investments in any one industry.  However,  changes in the overall  market prices of securities  can occur at any time. The share price of the Fund will change  daily based on changes in market  prices of  securities and market conditions, and in response to other economic events.

     To  determine  if an  issuer's  principal  activities  are in a  developing market,  the Manager considers a number of factors,  such as where the issuer is organized,  the principal trading market for its securities,  the sources of its revenues and the location of its assets.

Investments  in Stocks of Growth  Companies.  The  Manager  looks for  stocks of companies that have growth potential. Growth companies may be companies that are developing new products or services,  that have relatively  favorable prospects, or that are expanding into new and growing  markets.  Growth  companies  include established  companies  that are entering a growth cycle,  they can also include newer  companies,  whose securities pose greater risks of loss and can result in greater volatility in the Fund's share prices.

Growth  companies may be providing new products or services that can enable them to capture a dominant or important market position. They may have a special area of  expertise or the  capability  to take  advantage  of changes in  demographic factors in a more profitable way than larger, more established companies.

Newer  growth  companies  tend to  retain  a large  part of their  earnings  for research,  development or investment in capital assets.  Therefore,  they do not tend to emphasize paying dividends, and may not pay any dividends for some time.
They are  selected  for the Fund's  portfolio  because the Manager  believes the price of the stock will increase over the long term.

o Cyclical Opportunities.  The Fund may seek to take advantage of changes in the business  cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential.  For example,  when the economy is expanding,  companies in the consumer  durables and technology  sectors might benefit and present  long-term  growth  opportunities.  The Fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or  industries.  If those  events do not occur,  the value of the Fund's investment could decline.

o Industry and Regional  Focus.  At times,  the Fund might increase the relative emphasis of its  investments in a particular  industry or group of industries or in a particular region of the world.  Stocks of issuers in a particular industry or region might be affected by changes in economic  conditions  or by changes in government  regulations,  availability of basic resources or supplies,  or other events that affect that  industry or region more than others.  If the Fund has a greater emphasis on investments in a particular  industry or group of industries or region,  its share values may fluctuate in response to events affecting those industries or that region.

CAN THE FUND'S  INVESTMENT  OBJECTIVE AND POLICIES  CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies  without  shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Shareholders  will receive 60 days advance  notice of any change in the 80% investment  requirement described under What Does The Fund Mainly Invest
In? Fundamental policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting  shares.  The Fund's  investment  objective is a fundamental policy. Other investment  restrictions that are fundamental policies are listed in the Statement of Additional  Information.  An investment policy is
not   fundamental   unless  this  Prospectus  or  the  Statement  of  Additional
Information says that it is.

OTHER INVESTMENT  STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity  Securities.  While the Fund mainly buys common stocks, it can also buy preferred  stocks and securities  convertible into common stock and can hold rights and warrants.  The Manager  considers some  convertible  securities to be
"equity  equivalents"  because of the conversion  feature and in that case their credit  rating has less impact on the  investment  decision  than in the case of other debt securities.

Investing in Special Situations. At times the Fund can use aggressive investment techniques,  seeking to benefit from what the portfolio  manager perceives to be special  situations.  These include  mergers,  reorganizations  or other unusual events expected to affect a particular issuer. However, there is a risk that the expected  change or event  might not occur,  which  could cause the price of the security to fall.

Investing  in  Small,  Unseasoned  Companies.  The Fund  can  invest  in  small, unseasoned companies.  These are companies that have been in operation less than three years,  including the  operations of any  predecessors.  These  securities might have limited liquidity and their prices can be very volatile.

Domestic  Securities.  The Fund does not expect to hold  significant  amounts of investments in U.S. issuers. However, it can hold common and preferred stocks of
U.S. companies as well as their debt securities.

Debt Securities. The Fund can invest up to 35% of its assets in debt securities.
This can include debt securities of foreign companies and governments, including those in developing countries.  However, the Fund does not invest for income and does not expect to invest  significant  amounts in debt securities,  unless they are  convertible  securities  considered  to be  "equity  equivalents,"  or debt securities purchased for temporary defensive or liquidity purposes.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price.  Restricted  securities may have terms that limit their  resale to other  investors or may require  registration  under applicable  securities laws before they may be sold publicly.  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The
Board can increase that limit to 15%.  Certain  restricted  securities  that are eligible for resale to  qualified  institutional  purchasers  are not subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of different  kinds of
"derivative"  investments.  In general  terms,  a  derivative  investment  is an investment  contract  whose value  depends on or is derived from the value of an underlying  asset,  interest  rate or index.  In the  broadest  sense,  options, futures  contracts,  and other  hedging  instruments  the Fund  might use may be considered  "derivative"  investments.  The  Fund can use  derivatives  to hedge investment risks or to seek increased  returns.  The Fund currently does not use derivatives  to a significant  degree and is not required to use them in seeking its objective.

Derivatives have risks. If the issuer of the derivative  investment does not pay the  amount  due,  the Fund can lose  money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself,  might not perform  the way the  Manager  expected it to. As a result of these risks,  the Fund could lose money on its  investment or its hedge might be unsuccessful.  As  a  result,  the  Fund's  share  prices  could  fall.  Certain derivative investments held by the Fund may be illiquid.

Hedging.  The Fund can buy and sell future contracts,  put and call options, and forward contracts.  These are all referred to as "hedging instruments." The Fund does not currently use hedging extensively nor for speculative  purposes. It has limits  on  its  use  of  hedging.  The  Fund  is not  required  to use  hedging instruments in seeking its objective.  Some hedging  strategies  could hedge the
Fund's portfolio against price fluctuations. Other hedging strategies would tend to increase the Fund's  exposure to the  securities  market.  Forward  contracts could be used to try to manage  foreign  currency  risks on the  Fund's  foreign investments.

There are also special risks in particular hedging  strategies.  Options trading involves the payment of premiums and has special tax effects on the Fund. If the
Manager used a hedging  instrument at the wrong time or judged market conditions incorrectly,  the strategy could reduce the Fund's  return.  The Fund could also experience  losses if prices  of its  futures  and  options  positions  were not correlated  with its other  investments  or if it could not close out a position because of an illiquid market.

Portfolio  Turnover.  The Fund's investment process may cause the Fund to engage in active and frequent  trading.  Therefore,  the Fund may engage in  short-term trading  while trying to achieve its  objective.  Increased  portfolio  turnover creates  higher  brokerage  and  transaction  costs for the Fund (and may reduce performance).  If the Fund  realizes  capital  gains when it sells its portfolio investments,  it must generally pay those gains out to shareholders,  increasing their taxable  distributions.  The Financial Highlights table at the end of this
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary  Defensive  and Interim  Investments.  In times of adverse or unstable market, economic or political conditions,  the Fund can invest up to 100% of its assets in temporary  investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash or cash equivalents, such as
U.S.  Treasury  Bills  and  other  short-term  U.S.  government  obligations  or high-grade  commercial paper. The Fund could also hold these types of securities pending the  investment  of proceeds  from the sale of fund shares or  portfolio securities or to meet anticipated  redemptions of Fund shares. To the extent the
Fund  invests  defensively  in  these  securities,  it  might  not  achieve  its investment objective.

How the Fund is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and  handles  its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  advisor since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $155 billion in assets as of September 30, 2004,  including  other  Oppenheimer  funds with more than 7 million  shareholder  accounts.  The  Manager is located at Two World  Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio  Managers.  The  portfolio  managers  of the Fund are Mark  Madden and
(until  December  1,  2004)  Rajeev  Bhaman.  They are the  persons  principally responsible for the day-to-day  management of the Fund's  portfolio.  Mr. Madden became Vice  President  of the Manager and  co-portfolio  manager of the Fund on
August 16, 2004.  Effective December 1, 2004, Mr. Madden will be the Fund's sole portfolio manager. Prior to joining the Manager, he was the Managing Director of the Global Emerging  Markets Team at Pioneer  Investment  Management,  Inc. from
November  2000-July  2004 and Senior Vice  President and Portfolio  Manager from
December  1998-October  2000.  Mr. Bhaman is a Vice President of the Fund and of
the Manager  and  portfolio  manager of other  Oppenheimer  funds,  and has been portfolio manager of the Fund since its inception in 1996.

Advisory  Fees.  Under  the  investment  advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  1.00% of the first $250 million of average annual net assets of the Fund,  0.95% of the next $250  million,  0.90% of the next $500  million and
0.85% of average  annual net assets over $1 billion.  The Fund's  management fee for its last fiscal year ended  August 31, 2004 was 0.91% of average  annual net assets for each class of shares.

PENDING  LITIGATION.  Six law suits have been filed as putative  derivative  and class actions against the Fund's  investment  Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds,  including  the Fund,  and Directors or
Trustees of some of those funds. The complaints  allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant
Directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004,  September 3, 2004,  September 14, 2004, September 14, 2004, September
21, 2004 and September 22, 2004,  respectively,  in the U.S.  District Court for the Southern District of New York. The complaints seek unspecified  compensatory and punitive damages,  rescission of the funds' investment advisory  agreements, an accounting of all fees paid,  and an award of attorneys'  fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  affect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

ABOUT your account

How to Buy Shares

You can buy shares  several ways, as described  below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc.,  may  appoint  servicing  agents to accept purchase (and redemption) orders. The Distributor,  in its sole discretion,  may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial  institution that has a sales agreement with the Distributor.  Your dealer will place your order with the  Distributor  on your behalf.  A broker or dealer may charge for that service.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
Application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
     pay for shares by electronic funds transfers from your bank account. Shares are  purchased  for your  account  by a  transfer  of money  from your bank account through the Automated  Clearing House (ACH) system. You can provide those instructions  automatically,  under an Asset Builder Plan,  described below, or by telephone instructions using OppenheimerFunds  PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans. You may purchase shares of the
     Fund  automatically  each  month  from  your  account  at a bank  or  other financial institution under an Asset Builder Plan with AccountLink. Details are in the  Asset  Builder  Application  and the  Statement  of  Additional
     Information.

     WHAT IS THE MINIMUM  AMOUNT YOU MUST  INVEST?  In most cases,  you are only permitted to buy Fund shares with a minimum  initial  investment of $25,000 prior to  December 1, 2004.  Thereafter,  the  minimum  initial  investment amount is $5,000. An existing  shareholder may make additional  investments at any time thereafter with as little as $50. However, purchases made prior to December 1, 2004 and  subsequent to the initial  investment  (i) may not exceed $2,000 per shareholder in any one calendar  month,  and (ii) may not be made by phone or via the internet.

     In the  following  circumstances,  you can buy Fund  shares  with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50, regardless of the amount invested per month:

     o  Purchases  made  through  retirement  plans  that  are  held in  omnibus accounts.

     o Purchases  made  pursuant to automatic  rebalancing  in  OppenheimerFunds
     Portfolio Builder accounts.

     o  Purchases  made  through   wrap-fee   platforms   sponsored  by  certain
     broker-dealers that have an agreement with the Fund's distributor.

     o  Direct  Rollover/Change  of  Trustee  Requests  received  by the  Fund's
     Distributor prior to May 3, 2004,  directing the current  trustee/custodian to liquidate or transfer in kind the assets held in a  non-OppenheimerFunds retirement plan account to an OppenheimerFunds retirement plan account with
     OFI Trust Company as Trustee.

     o  The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends from the Fund or other  Oppenheimer funds (a list of them appears in the Statement of Additional  Information,  or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES  SOLD?  Shares  are sold at their  offering  price which is the net asset value per share plus any initial  sales  charge that applies.  The offering  price that applies to a purchase  order is based on the next  calculation  of the net asset  value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent appointed by the Distributor  receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the
Exchange  is open for  trading  (referred  to in this  Prospectus  as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close  earlier on some days.  All  references  to time in this  Prospectus  mean
"Eastern time."

     The net asset value per share for a class of shares on a "regular  business day"  is  determined  by  dividing  the  value  of the  Fund's  net  assets attributable  to  that  class  by  the  number  of  shares  of  that  class outstanding on that day. To determine net asset values, the Fund assets are valued  primarily  on the basis of  current  market  quotations.  If market quotations  are not readily  available  or do not  accurately  reflect fair value for a security (in the Manager's  judgment) or if a security's  value has been  materially  affected by events  occurring  after the close of the exchange  or market on which  the  security  is  principally  traded,  that security  may be  valued  by  another  method  that the  Board of  Trustees
     believes  accurately   reflects  the  fair  value.   Because  some  foreign
     securities  trade in markets and on exchanges  that operate on weekends and
     U.S.  holidays,  the values of some of the Fund's foreign  investments  may change on days when investors cannot buy or redeem Fund shares.

     The Board has adopted  valuation  procedures for the Fund and has delegated
     the  day-to-day   responsibility  for  fair  value  determinations  to  the
     Manager's Valuation Committee. Fair value determinations by the Manager are subject  to  review,  approval  and  ratification  by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether  current  market prices are readily  available  and  reliable,  the
     Manager  monitors the information it receives in the ordinary course of its investment  management  responsibilities  for  significant  events  that it believes in good faith will affect the market  prices of the  securities of issuers  held by the Fund.  Those may  include  events  affecting  specific issuers (for example,  a halt in trading of the  securities of an issuer on an exchange during the trading day) or events affecting  securities markets
     (for example, a foreign securities market closes early because of a natural disaster).

     If, after the close of the principal market on which a security held by the
     Fund is traded and before the time as of which the Fund's net asset  values are calculated that day, a significant event occurs that the Manager learns of and  believes  in the  exercise  of its  judgment  will cause a material change in the value of that security from the closing price of the security on the  principal  market on which it is traded,  the Manager  will use its best judgment to determine a fair value for that security.

     The Manager  believes  that  foreign  securities  values may be affected by volatility that occurs in U.S.  markets on a trading day after the close of
     foreign  securities  markets.   The  Manager's  fair  valuation  procedures
     therefore  include a procedure  whereby  foreign  securities  prices may be
     "fair valued" to take those factors into account.

     The Offering  Price. To receive the offering price for a particular day, in most cases the Distributor or its designated  agent must receive your order by the time the  Exchange  closes  that day. If your order is received on a day when the  Exchange  is closed or after it has  closed,  the order  will receive  the next  offering  price that is  determined  after your order is received.

     Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must  receive the order by the close of the Exchange and transmit it to the
     Distributor  so that it is  received  before  the  Distributor's  close  of business on a regular  business  day  (normally  5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative  arrangements with the Distributor.  Otherwise,  the order will receive the next offering price that is determined.

     WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors four different  classes of shares.  The  different  classes of shares  represent investments  in the same  portfolio  of  securities,  but the  classes  are subject to different  expenses and will likely have different share prices.
     When you buy shares,  be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

     Class A Shares. If you buy Class A shares,  you pay an initial sales charge
     (on investments up to $1 million for regular accounts or lesser amounts for certain  retirement  plans).  The  amount of that  sales  charge  will vary depending  on the amount you invest.  The sales  charge rates are listed in
     "How Can You Buy Class A Shares?" below.

     Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent  deferred sales charge.  That  contingent  deferred sales charge varies depending on how long you own your shares,  as described in "How Can
     You Buy Class B Shares?" below.

     Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent  deferred  sales charge of 1.0%,  as described in "How Can You
     Buy Class C Shares?" below.

     Class N Shares.  If you buy Class N shares  (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within
     18 months of the retirement  plan's first  purchase of Class N shares,  you may pay a contingent  deferred  sales charge of 1.0%,  as described in "How
     Can You Buy Class N Shares?" below.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your goals and objectives  change over time and you plan to purchase  additional shares,  you should re-evaluate those factors to see if you should consider another class of shares.  The Fund's  operating costs that apply to a class of shares and the effect of the  different  types of sales  charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

     How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment will assist you in selecting the appropriate  class of shares.  Because of the effect of  class-based  expenses,  your choice will also depend on how much you plan to invest. For example,  the reduced sales charges  available  for larger  purchases of Class A shares may, over time, offset  the effect of paying an initial  sales  charge on your  investment, compared to the effect over time of higher  class-based  expenses on shares of Class  B,  Class C or Class N. For  retirement  plans  that  qualify  to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment,  if you have a relatively  short-term  investment horizon (that is, you plan to hold your shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.
     That is  because  of the effect of the Class B  contingent  deferred  sales charge if you redeem within six years, as well as the effect of the Class B asset-based  sales  charge on the  investment  return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments  of less than  $100,000),  because  there is no  initial  sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based  sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge available for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most  advantageous  choice,  no  matter  how long you  intend  to hold your shares. For that reason, the Distributor  normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of Class
     C shares from a single investor.  Dealers or other financial intermediaries purchasing  shares for their customers in omnibus  accounts are responsible for compliance with those limits.

     o Investing for the Longer Term.  If you are  investing  less than $100,000 for the longer-term,  for example for retirement, and do not expect to need access  to your  money  for  seven  years  or more,  Class B shares  may be appropriate.

     Are There  Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders.
     Other  features  may  not  be  advisable  (because  of  the  effect  of the contingent  deferred  sales  charge)  for  Class  B,  Class  C and  Class N shareholders.  Therefore,  you should  carefully review how you plan to use your investment account before deciding which class of shares to buy.

     Additionally,  the  dividends  payable  to  Class  B,  Class C and  Class N shareholders  will be reduced  by the  additional  expenses  borne by those classes that are not borne by Class A shares,  such as the Class B, Class C and Class N asset-based  sales charge  described below and in the Statement of Additional Information.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  advisor may receive different compensation for selling one class of shares than for selling  another  class.  It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same  purpose as the  front-end  sales  charge on sales of Class A shares:  to compensate the Distributor for concessions and expenses it pays to dealers and financial  institutions for selling shares.  The Distributor may pay  additional  compensation  from  its own  resources  to  securities dealers  or  financial  institutions  based upon the value of shares of the
     Fund owned by the dealer or  financial  institution  for its own account or for its customers.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price,  which is  normally  net asset value plus an initial  sales  charge.
     However,  in some cases,  described below,  purchases are not subject to an initial sales charge,  and the offering  price will be the net asset value.
     In other cases, reduced sales charges may be available,  as described below or in the  Statement  of  Additional  Information.  Out of the  amount  you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

  --------------------------------------------- --------------------- --------------------- ----------------------
  Amount of Purchase                            Front-End Sales       Front-End Sales
                                                Charge As a           Charge As a           Concession as a
                                                Percentage of         Percentage of Net     Percentage of
                                                Offering Price        Amount Invested       Offering Price
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  Less than $25,000                                    5.75%                 6.10%                  4.75%
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  $25,000 or more but less than $50,000                5.50%                 5.82%                  4.75%
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  $50,000 or more but less than $100,000               4.75%                 4.99%                  4.00%
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  $100,000 or more but less than $250,000              3.75%                 3.90%                  3.00%
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  $250,000 or more but less than $500,000              2.50%                 2.56%                  2.00%
  --------------------------------------------- --------------------- --------------------- ----------------------
  --------------------------------------------- --------------------- --------------------- ----------------------
  $500,000 or more but less than $1 million            2.00%                 2.04%                  1.60%
  --------------------------------------------- --------------------- --------------------- ----------------------

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
     of Additional  Information  details the  conditions for the waiver of sales charges  that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain  groups,  or under specified  retirement  plan  arrangements  or in  other  special  types  of transactions.  To receive a waiver or special  sales charge rate,  you must advise the Distributor  when  purchasing  shares or the Transfer Agent when redeeming shares that a special condition applies.

     Can You Reduce Class A Sales  Charges?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced  sales  charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of
     Intent." The Fund reserves the right to modify or to cease  offering  these programs at any time.

     o Right of Accumulation. To reduce the Class A front-end sales charge under the rates in the table above that apply to larger purchases, you can add to the amount of your  current  purchase  the value of  investments  currently being  made by you and  your  spouse  (or  previously  made by you and your spouse and still  held) in Class A and Class B shares of the Fund and other
     Oppenheimer  funds (a list is in the  Statement of  Additional  Information under "How to Buy Shares - The  Oppenheimer  Funds").  You may not  include
     Class A shares of Oppenheimer  Money Market Fund, Inc. or Oppenheimer  Cash
     Reserves  on which  you did not pay a sales  charge  for this  purpose.  In totaling  your  holdings,  you may  count  shares  held in your  individual accounts  (including IRAs and 403(b) plans),  your joint accounts with your spouse,  or accounts you or your spouse hold as trustees or  custodians  on behalf of your  children who are minors.  A fiduciary  can count all shares purchased  for a  trust,  estate  or  other  fiduciary  account  (including employee  benefit plans for the same employer) that has multiple  accounts.
     To  qualify  for  this  Right of  Accumulation,  if you are  buying  shares directly  from the Fund you must  inform  the  Fund's  Distributor  of your eligibility  and holdings at the time of your  purchase.  If you are buying
     shares   through  your   financial   intermediary   you  must  notify  your
     intermediary of your eligibility for this Right of Accumulation at the time of your purchase.

     To count  shares of  eligible  Oppenheimer  funds held in accounts at other intermediaries  under this Right of  Accumulation,  you may be requested to provide the Distributor or your current intermediary  (depending on the way you are buying your shares) a copy of each account  statement  showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement  plans or trust or custodial  accounts for minor children as described  above. The
     Distributor  or  intermediary  through  which you are  buying  shares  will combine the value of all your eligible  Oppenheimer  fund accounts based on the current offering price per share to determine what Class A sales charge breakpoints you may qualify for on your current purchase.

     o Letters of Intent. You may also reduce the Class A front-end sales charge on  current  purchases  of shares of the Fund  under the rates in the table above by  submitting  a Letter of Intent  to the  Distributor.  A Letter of
     Intent is a written  statement of your intention to purchase Class A and/or
     Class B shares of the Fund (and  other  Oppenheimer  funds  except  Class A shares of Oppenheimer Money Market Fund and Oppenheimer Cash Reserves) over a 13-month period.  The total amount of your intended  purchases of Class A and Class B shares will  determine  the reduced sales charge rate that will apply to Class A shares of the Fund purchased  during that period.  You can include  purchases  made  up to 90 days  before  the  date  of the  Letter.
     Submitting  a Letter  of  Intent  does not  obligate  you to  purchase  the specified amount of shares. You can also apply the Right of Accumulation to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be  recalculated to reflect the actual value of shares you  purchased.  A certain  portion of your  shares  will be held in escrow by the Fund's Transfer Agent for this purpose.  Please refer to "How to Buy Shares - Letters of Intent" in the Fund's  Statement  of  Additional
     Information for more complete information.

     Other  Special  Sales Charge  Arrangements  and  Waivers.  The Fund and the
     Distributor offer other  opportunities to purchase shares without front-end or contingent  deferred sales charges under the programs  described  below.
     The Fund reserves the right to amend or  discontinue  these programs at any time without prior notice.

     o Dividend  Reinvestment.  Dividends  and/or  capital  gains  distributions received by a shareholder  from the Fund may be reinvested in shares of the
     Fund or any of the other Oppenheimer funds without sales charge, at the net asset  value per share in effect on the payable  date.  You must notify the
     Transfer  Agent in writing to elect this  option and must have an  existing account in the fund selected for reinvestment.

     o Exchanges of Shares.  Shares of the Fund may be  exchanged  for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange,  without sales charge, and shares of the Fund can be purchased by exchange of shares of certain  other  Oppenheimer  funds on the same basis.
     Please  refer to "How to  Exchange  Shares" in this  Prospectus  and in the
     Statement  of  Additional   Information  for  more  details,   including  a
     discussion of circumstances in which sales charges may apply on exchanges.

     o  Reinvestment  Privilege.  Within six months of a  redemption  of certain
     Class A and Class B  shares,  the  proceeds  may be  reinvested  in Class A shares  of the  Fund  without  sales  charge.  This  privilege  applies  to redemptions  of Class A shares that were subject to an initial sales charge or Class A or Class B shares  that were  subject to a  contingent  deferred sales charge when  redeemed.  The investor must ask the Transfer  Agent for that  privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

     o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements to reduce or eliminate  front-end sales charges or
     to  waive   contingent   deferred   sales  charges  for  certain  types  of
     transactions  and for certain  classes of investors  (primarily  retirement plans that purchase shares in special  programs  through the  Distributor).
     These are  described  in greater  detail in Appendix B to the  Statement of
     Additional  Information,  which is also  available on the  OppenheimerFunds website, at www.oppenheimerfunds.com (under the hyperlinks "Access Accounts and Services - Investor  Service  Center").  To receive a waiver or special sales  charge  rate under these  programs,  the  purchaser  must notify the
     Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent with at the time of  redeeming  shares  for  those  waivers  that  apply to  contingent deferred sales charges.

     o Purchases by Certain  Retirement Plans.  There is no initial sales charge on  purchases  of Class A shares of the Fund by (1)  retirement  plans that have $10  million  or more in plan  assets  and that  have  entered  into a special agreement with the Distributor and by (2) retirement plans that are
     part  of  a  retirement   plan  product  or  platform   offered  by  banks,
     broker-dealers,  financial advisors,  insurance companies or record-keepers that have entered into a special  agreement with the  Distributor  for this purpose. The Distributor currently pays dealers of record concessions in an amount  equal  to 0.25% of the  purchase  price of Class A shares  by those retirement  plans from its own  resources  at the time of sale,  subject to certain  exceptions  described in  "Retirement  Plans" in the  Statement of
     Additional Information. No contingent deferred sales charge is charged upon the redemption of such shares.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer  funds aggregating  $1  million  or more,  or on  purchases  of Class A shares  by certain retirement plans that satisfied certain requirements prior to March
     1, 2001  ("grandfathered  retirement  accounts").  However,  those  Class A shares may be subject to a Class A contingent  deferred  sales  charge,  as described below. Retirement plans holding shares of Oppenheimer funds in an omnibus  account(s) for the benefit of plan  participants  in the name of a fiduciary or financial intermediary (other than  OppenheimerFunds-sponsored
     Single DB Plus plans) are not permitted to make initial  purchases of Class
     A shares subject to a contingent deferred sales charge.

     The  Distributor  pays dealers of record  concessions in an amount equal to
     1.0%  of  purchases  of  $1  million  or  more  other  than   purchases  by
     grandfathered  retirement accounts. For grandfathered  retirement accounts, the  concession is 0.75% of the first $2.5 million of purchases  plus 0.25%
     of purchases in excess of $2.5 million. In either case, the concession will not be paid on  purchases  of shares by  exchange  or that were  previously subject to a front-end sales charge and dealer concession.

     If you redeem  any of those  shares  within an  18-month  "holding  period"
     measured  from the  beginning of the calendar  month of their  purchase,  a contingent  deferred sales charge (called the "Class A contingent  deferred sales  charge") may be deducted from the  redemption  proceeds.  That sales charge will be equal to 1.0% of the lesser of:

          o the aggregate net asset value of the redeemed  shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or

          o the original net asset value of the redeemed shares.

          The Class A  contingent  deferred  sales  charge  will not  exceed the aggregate  amount  of the  concessions  the  Distributor  paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made  that  were  subject  to the Class A  contingent  deferred  sales charge.

          HOW CAN YOU BUY CLASS B SHARES?  Class B shares  are sold at net asset value per share without an initial sales charge.  However,  if Class B shares  are  redeemed  within  six  years  from the  beginning  of the calendar month of their purchase,  a contingent  deferred sales charge will be deducted from the redemption proceeds.  The Class B contingent deferred  sales charge is paid to compensate the  Distributor  for its expenses  of  providing  distribution-related  services to the Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------

Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year (As % of Amount Subject to Charge)

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- --------------------------------------------------------
          In  the  table,  a  "year"  is a  12-month  period.  In  applying  the contingent deferred sales charge, all purchases are considered to have been made on the first regular  business day of the month in which the purchase was made.

          Automatic  Conversion of Class B Shares.  Class B shares automatically convert  to Class A shares 72 months  after you  purchase  them.  This conversion  feature  relieves Class B shareholders  of the asset-based sales  charge  that  applies  to  Class B  shares  under  the  Class B
          Distribution  and Service Plan,  described  below.  The  conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert,  any other Class B shares that were  acquired by  reinvesting dividends and  distributions on the converted shares will also convert to Class A shares.  For further  information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of
          Additional Information.

          How Can you Buy Class C Shares?  Class C shares  are sold at net asset value per share without an initial sales charge.  However,  if Class C shares  are  redeemed  within a holding  period of 12 months  from the beginning  of the  calendar  month of  their  purchase,  a  contingent deferred  sales  charge of 1.0% will be deducted  from the  redemption proceeds.  The Class C  contingent  deferred  sales  charge is paid to
          compensate   the   Distributor   for   its   expenses   of   providing
          distribution-related  services to the Fund in connection with the sale of Class C shares.

          HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement  plans  (including  IRAs and 403(b)  plans)  that  purchase
          $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans)
          that  have  assets  of  $500,000  or  more  or  100 or  more  eligible participants. See "Availability of Class N shares" in the Statement of
          Additional  Information for other  circumstances  where Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

o The group  retirement  plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first  purchase of Class N shares of any Oppenheimer  fund, or with respect to an IRA or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

          Service  Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs  incurred  for services  provided to accounts  that hold Class A shares.  Reimbursement  is made  quarterly  at an annual rate of up to
          0.25% of the average  annual net assets of Class A shares of the Fund.
          The  Distributor  currently  uses  all of those  fees to pay  dealers,
          brokers,   banks  and  other  financial   institutions  quarterly  for
          providing  personal  service  and  maintenance  of  accounts  of their customers  that hold  Class A shares.  With  respect to Class A shares subject to a Class A contingent  deferred  sales  charge  purchased by grandfathered  retirement  accounts,  the  Distributor  pays the 0.25%
          service  fee to dealers in advance for the first year after the shares are sold by the  dealer.  The  Distributor  retains  the first  year's service  fee paid by the  Fund.  After  the  shares  have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

          Distribution  and  Service  Plans  for  Class B,  Class C and  Class N
          Shares. The Fund has adopted  Distribution and Service Plans for Class
          B, Class C and Class N shares to pay the  Distributor for its services and costs in  distributing  Class B,  Class C and  Class N shares  and servicing accounts.  Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares.  The Distributor  also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

          The  asset-based  sales charge and service fees  increase  Class B and
          Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because these fees are paid out of the Fund's  assets on an on-going  basis,  over time these fees will increase the cost of your  investment  and may cost you more than other types of sales charges.

          The  Distributor  uses the  service  fees to  compensate  dealers  for providing personal services for accounts that hold Class B, Class C or
          Class N shares.  The Distributor  normally pays the 0.25% service fees to dealers in advance  for the first year after the shares are sold by the  dealer.  After  the  shares  have  been  held  for  a  year,  the
          Distributor pays the service fees to dealers on a quarterly basis.

          The  Distributor  currently  pays a sales  concession  of 3.75% of the purchase  price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  B  shares  is  therefore  4.00%  of  the  purchase  price.  The
          Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

          The  Distributor  currently  pays a sales  concession  of 0.75% of the purchase  price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  C  shares  is  therefore  1.0%  of  the  purchase  price.   The
          Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been  outstanding for a year or more. The Distributor normally retains the asset-based sales charge on Class C shares  during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

          The  Distributor  currently  pays a sales  concession  of 0.75% of the purchase  price of Class N shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  N  shares  is  therefore  1.0%  of  the  purchase  price.   The
          Distributor  normally retains the asset-based  sales charge on Class N shares. See the Statement of Additional Information for exceptions.

          Under certain  circumstances,  the Distributor will pay the full Class
          B, Class C or Class N asset-based  sales charge and the service fee to the dealer  beginning in the first year after  purchase of such shares in lieu of paying the dealer the sales  concession  and the advance of the first year's  service fee at the time of  purchase,  if there is a special  agreement  between the dealer and the  Distributor.  In those circumstances, the sales concession will not be paid to the dealer.

          For Class C shares purchased through the OppenheimerFunds Recordkeeper
          Pro program,  the Distributor  will pay the Class C asset-based  sales charge to the dealer of record in the first year after the purchase of such  shares in lieu of paying  the dealer a sales  concession  at the time of purchase. The Distributor will use the service fee it receives from the Fund on those  shares  to  reimburse  FASCorp  for  providing personal services to the Class C accounts holding those shares.

          In  addition,  the Manager and the  Distributor  may make  substantial payments  to dealers or other  financial  intermediaries  and  service providers for distribution  and/or shareholder  servicing  activities, out of their own  resources,  including  the profits from the advisory
          fees   the   Manager   receives   from   the   Fund.   Some  of  these
          distribution-related  payments  may be made to  dealers  or  financial intermediaries for marketing,  promotional or related expenses;  these
          payments  are  often  referred  to  as  "revenue   sharing."  In  some
          circumstances,  those types of payments may create an incentive  for a dealer or financial  intermediary or its  representatives to recommend or  offer  shares  of the  Fund  or  other  Oppenheimer  funds  to its customers.  You should ask your dealer or financial  intermediary  for more details about any such payments it receives.

Special Investor Services

          ACCOUNTLINK.  You can use our  AccountLink  feature  to link your Fund account with an account at a U.S. bank or other financial institution.
          It must be an Automated Clearing House (ACH) member.  AccountLink lets you:

o transmit  funds  electronically  to purchase  shares by  telephone  (through a
service  representative  or  by  PhoneLink;   PhoneLink  is  not  available  for
subsequent  investments prior to December 1, 2004) or automatically  under Asset
Builder Plans, or

o have the Transfer  Agent send  redemption  proceeds or transmit  dividends and distributions directly to your bank account.  Please call the Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change  of  bank  account  information  must  be  made  by  signature-guaranteed instructions  to the  Transfer  Agent  signed  by all  shareholders  who own the account.

               PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables  shareholders  to perform a number of account transactions  automatically  using a touch-tone phone.  PhoneLink may be used on already-established Fund accounts after you obtain a Personal  Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.

               Purchasing  Shares.  You may  purchase  shares in  amounts  up to
               $100,000 by phone, by calling  1.800.225.5677.  Prior to December
               1, 2004,  shares cannot be purchased by PhoneLink for  subsequent investments.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

               Exchanging Shares. With the OppenheimerFunds  Exchange Privilege,
               described below,  you can exchange shares  automatically by phone from your Fund  account to another  OppenheimerFunds  account you have already established by calling the special PhoneLink number.

               Selling Shares. You can redeem shares by telephone  automatically by  calling  the  PhoneLink  number  and the Fund  will  send the proceeds directly to your AccountLink bank account.  Please refer to "How to Sell Shares," below for details.

               CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account  transactions  to the Transfer Agent by fax (telecopier).  Please call  1.800.225.5677 for information about which  transactions  may be handled  this way.  Transaction requests  submitted  by fax are  subject  to the same  rules  and restrictions as written and telephone  requests described in this
               Prospectus.

               OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about  the  Fund,  as  well  as  your  account  balance,  on  the
               OppenheimerFunds  Internet website, at  www.oppenheimerfunds.com.
               Additionally,  shareholders  listed in the  account  registration
               (and  the  dealer  of  record)   may  request   certain   account
               transactions  through  a  special  section  of that  website.  To
               perform  account   transactions  or  obtain  account  information
               online,  you must first  obtain a user I.D.  and password on that website.  If you do not want to have Internet account transaction capability  for your account,  please call the Transfer  Agent at
               1.800.225.5677.  At times, the website may be inaccessible or its transaction features may be unavailable.

               AUTOMATIC  WITHDRAWAL  AND EXCHANGE  PLANS.  The Fund has several plans that  enable you to sell shares  automatically  or exchange them to  another  OppenheimerFunds  account  on a regular  basis.
               Please  call the  Transfer  Agent or  consult  the  Statement  of
               Additional Information for details.

               RETIREMENT  PLANS.  You may  buy  shares  of the  Fund  for  your retirement  plan account.  If you participate in a plan sponsored by your employer,  the plan trustee or administrator must buy the shares  for your plan  account.  The  Distributor  also  offers a
               number  of  different   retirement  plans  that  individuals  and
               employers can use:

               Individual  Retirement  Accounts  (IRAs).  These include  regular
               IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.

               SEP-IRAs.  These are  Simplified  Employee  Pension Plan IRAs for
               small business owners or self-employed individuals.

               403(b)(7)  Custodial  Plans.  These  are  tax-deferred  plans for employees of eligible tax-exempt organizations,  such as schools, hospitals and charitable organizations.

               401(k) Plans. These are special retirement plans for businesses.

               Pension and  Profit-Sharing  Plans.  These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

               You can sell  (redeem)  some or all of your shares on any regular business  day.  Your  shares  will be sold at the next net  asset value  calculated  after your order is  received  in proper  form
               (which  means that it must comply with the  procedures  described below) and is accepted by the Transfer  Agent.  The Fund lets you sell your  shares by  writing a letter or by  telephone.  You can also set up  Automatic  Withdrawal  Plans to  redeem  shares on a
               regular  basis.   If  you  have  questions  about  any  of  these
               procedures,  and  especially  if you are  redeeming  shares  in a special situation,  such as due to the death of the owner or from a retirement plan account,  please call the Transfer Agent first, at 1.800.225.5677, for assistance.

               Redemption  Fee.  The Fund  imposes  a 2%  redemption  fee on the proceeds of Fund shares that are redeemed within 30 days of their purchase.  The fee  applies  in the case of  shares  redeemed  in exchange  transactions.  The  redemption  fee is collected by the
               Transfer  Agent  and paid to the  Fund.  It is  intended  to help offset the  trading,  market  impact,  and  administrative  costs associated  with  short-term  money movements into and out of the
               Fund, and to help deter excessive short term trading.  The fee is imposed to the  extent  that Fund  shares  redeemed  exceed  Fund shares  that have been held more than 30 days.  For shares of the
               Fund  that were  acquired  by  exchange,  the  holding  period is measured  from the date the shares were  acquired in the exchange transaction. Shares held the longest will be redeemed first.

               The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary,  such as a broker-dealer or a retirement plan fiduciary  (however,  shares held in retirement  plans that are not in  omnibus  accounts,  Oppenheimer-sponsored  retirement  plans such as
IRAs, and 403(b)(7)  plans are subject to the fee), if those  institutions  have not  implemented  the system  changes  necessary to be capable of processing the redemption fee;

o held by investors in certain asset  allocation  programs that offer  automatic re-balancing  or  wrap-fee  or  similar  fee-based  programs  and that have been identified to the Distributor and the Transfer Agent;

o redeemed for rebalancing  transactions  under the  OppenheimerFunds  Portfolio
Builder program;

o redeemed pursuant to an OppenheimerFunds  automatic withdrawal plan;

o redeemed due to the death or disability of the  shareholder;

o redeemed as part of an automatic  dividend  exchange  election  established in advance of the exchange;

o redeemed to pay fees  assessed by the Fund or the Transfer  Agent  against the account;

o redeemed from accounts for which the dealer,  broker or financial  institution of record has entered into an agreement with the  Distributor  that permits such redemptions  without  the  imposition  of these fees,  such as asset  allocation programs;

o redeemed  for  conversion  of Class B shares to Class A shares or  pursuant to fund mergers; and

o involuntary redemptions resulting from failure to meet account minimums.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption

               requests  must  be  in  writing  and  must  include  a  signature guarantee  (although  there  may be other  situations  that  also require a signature guarantee):

               o You wish to redeem more than $100,000 and receive a check

               o The redemption check is not payable to all shareholders  listed on the account statement

               o The  redemption  check is not sent to the  address of record on your account statement

               o Shares are being transferred to a Fund account with a different owner or name

               o Shares  are being  redeemed  by someone  (such as an  Executor)
               other than the owners.

               Where Can You Have Your Signature Guaranteed?  The Transfer Agent
               will  accept  a  guarantee  of  your  signature  by a  number  of financial institutions, including:

               a U.S. bank, trust company, credit union or savings association,

               a foreign bank that has a U.S. correspondent bank,

               a U.S.  registered  dealer  or broker  in  securities,  municipal securities or government securities, or

               a U.S.  national  securities  exchange,  a registered  securities association or a clearing agency.

               If you are  signing on behalf of a  corporation,  partnership  or other  business or as a  fiduciary,  you must also  include  your title in the signature.

               Retirement  Plan Accounts.  There are special  procedures to sell shares in an OppenheimerFunds  retirement plan account.  Call the
               Transfer  Agent for a distribution  request form.  Special income
               tax  withholding   requirements   apply  to  distributions   from
               retirement  plans.  You must submit a withholding  form with your redemption  request to avoid  delay in getting  your money and if you do not  want  tax  withheld.  If  your  employer  holds  your retirement plan account for you in the name of the plan, you must ask the plan trustee or  administrator to request the sale of the
               Fund shares in your plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:

               o Your name

               o The Fund's name

               o Your Fund account number (from your account statement)

               o The dollar amount or number of shares to be redeemed

               o Any special payment instructions

               o Any share certificates for the shares you are selling

               o The signatures of all registered  owners exactly as the account is registered, and

               o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                Send courier or express mail
requests by mail:                            requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                       Denver, Colorado 80231

               HOW  DO you  SELL  SHARES  BY  TELEPHONE?  You  and  your  dealer representative  of record may also sell your shares by telephone.
               To  receive  the  redemption  price  calculated  on a  particular regular  business day, your call must be received by the Transfer
               Agent by the close of the  Exchange  that day,  which is normally
               4:00 P.M.,  but may be  earlier on some days.  You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.

               o  To  redeem  shares   through  a  service   representative   or
               automatically on PhoneLink, call 1.800.225.5677.

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

               Telephone  Redemptions  Paid  by  Check.  Up to  $100,000  may be
               redeemed by telephone in any seven-day period.  The check must be payable to all owners of record of the shares and must be sent to the  address  on  the  account  statement.  This  service  is not available within 30 days of changing the address on an account.

               Telephone  Redemptions Through  AccountLink.  There are no dollar limits on telephone  redemption  proceeds  sent to a bank account designated  when  you  establish  AccountLink.  Normally  the ACH transfer to your bank is  initiated on the business day after the redemption.  You do not receive  dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

               CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

               HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you
               purchase shares subject to a Class A, Class B, Class C or Class N contingent  deferred  sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent  deferred  sales  charge  will be  deducted  from  the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories  listed in Appendix B to the
               Statement of Additional  Information  and you advise the Transfer
               Agent of your  eligibility  for the  waiver  when you place  your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

               o the amount of your account value  represented by an increase in net asset value over the initial purchase price,

               o shares  purchased by the  reinvestment  of dividends or capital gains distributions, or

               o shares  redeemed  in the  special  circumstances  described  in
               Appendix B to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the Fund redeems shares in the following order:

1.  shares acquired by reinvestment of dividends and capital gains distributions,
2.  shares held for the holding period that applies to the class, and
3.  shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:

               o Shares of the fund  selected for exchange must be available for sale in your state of residence.

               o  The  prospectuses  of  both  funds  must  offer  the  exchange privilege.

               o You must  hold the  shares  you buy  when  you  establish  your account  for at least seven days  before you can  exchange  them.
               After the account is open seven days, you can exchange shares any regular business day.

               o You must meet the minimum  purchase  requirements  for the fund whose shares you purchase by exchange.

               o Before  exchanging  into a fund,  you must  obtain and read its prospectus.

     Shares of a particular  class of the Fund may be exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange
Class A shares of this Fund only for  Class A shares of  another  fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges  of  shares  involve  a sale of the  shares  of the fund you own and a purchase of the shares of the other fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange  Shares" in the  Statement of Additional
Information for more details.

     You can find a list of Oppenheimer funds currently  available for exchanges in the  Statement of Additional  Information  or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

               HOW DO you SUBMIT EXCHANGE  REQUESTS?  Exchanges may be requested in writing or by telephone:

               Written Exchange Requests.  Submit an  OppenheimerFunds  Exchange
               Request form, signed by all owners of the account. Send it to the
               Transfer  Agent at the  address on the back cover.  Exchanges  of shares held under  certificates  cannot be  processed  unless the
               Transfer Agent receives the certificates with the request.

               Telephone Exchange  Requests.  Telephone exchange requests may be made  either  by  calling a  service  representative  or by using
               PhoneLink  for  automated  exchanges  by calling  1.800.225.5677.
               Telephone  exchanges  may be made only between  accounts that are registered  with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

               ARE THERE  LIMITATIONS ON EXCHANGES?  There are certain  exchange policies you should be aware of:

               o Shares are redeemed  from one fund and are  normally  purchased from the other fund in the same  transaction  on the same regular business day on which the Transfer  Agent or its agent (such as a financial  intermediary  holding  the  investor's  shares  in  an omnibus  account)  receives an exchange  request that conforms to the policies described above. It must be received by the close of
               The New York Stock Exchange that day, which is normally 4:00 P.M.
               but may be earlier on some days. The Transfer Agent may delay the reinvestment  of the  proceeds of an exchange up to seven days if it determines in its  discretion  that an earlier  transmittal of
               the   redemption   proceeds  to  the  receiving   fund  would  be
               detrimental to the Fund from which the exchange is made or to the receiving fund.

               o The interests of the Fund's shareholders and the Fund's ability to manage its  investments  may be  adversely  affected  when its shares are repeatedly  exchanged over the short term.  When large dollar  amounts are involved,  the Fund's  implementation  of its investment  strategies  may be  negatively  affected  or the Fund might  have to raise  or  retain  more  cash  than the  portfolio manager would normally retain, to meet unanticipated redemptions.
               Frequent  exchange  activity  also  may  force  the  Fund to sell portfolio  securities at disadvantageous  times to raise the cash needed to meet those exchange requests.  These factors might hurt the Fund's performance. When the Transfer Agent in its discretion believes  frequent  trading  activity  by any  person,  group  or account would have a disruptive  effect on the Fund's  ability to manage  its  investments,  the Fund and the  Transfer  Agent  may reject  purchase  orders  and/or  exchanges  into the  Fund.  The history  of  exchange  activity  in  all  accounts  known  by the
               Transfer Agent to be under common ownership or control within the
               Oppenheimer  funds  complex  may be  considered  by the  Transfer
               Agent,  with  respect to the review of exchanges  involving  this
               Fund as part of the  Transfer  Agent's  procedures  to detect and deter excessive exchange activity.  The Transfer Agent may permit exchanges  that it believes in the  exercise of its  judgment are not  disruptive.  The Transfer  Agent might not be able to detect frequent exchange activity  conducted by the underlying owners of shares held in omnibus accounts,  and therefore might not be able to  effectively  prevent  frequent  exchange  activity  in  those accounts.  There  is  no  guarantee  that  the  Transfer  Agent's controls and procedures will be successful to identify  investors who engage in  excessive  trading  activity  or to  curtail  that activity.

               As  stated   above,   the  Fund  permits   dealers  or  financial
               intermediaries  to submit  exchange  requests  on behalf of their customers  (unless the customer has revoked that authority).  The
               Manager,   the   Distributor   and/or  the  Transfer  Agent  have
               agreements with a limited number of broker-dealers and investment advisers  permitting  them to submit  exchange  orders in bulk on behalf of their clients,  provided that those  broker-dealers  or advisers agree to restrictions on their exchange  activity (which are more  stringent  than the  restrictions  that  apply to other shareholders).  Those  restrictions  include  limitations  on the funds  available for exchanges,  the  requirement to give advance notice of  exchanges  to the  Transfer  Agent,  and limits on the amount of client  assets  that may be  invested  in a  particular fund. The Fund and its Transfer Agent may restrict or refuse bulk exchange requests submitted by a financial intermediary on behalf of  a  large  number  of  accounts  (including  pursuant  to  the
               arrangements   described  above)  if,  in  the  Transfer  Agent's
               judgment  exercised in its  discretion,  those exchanges would be disruptive to either fund in the exchange transaction.

o The Fund may amend,  suspend or terminate the exchange  privilege at any time.
The Fund may refuse any exchange order and is currently not obligated to provide notice  before  rejecting  an exchange  order.

o If the Transfer Agent cannot  exchange all the shares you request because of a restriction  cited  above,  only  the  shares  eligible  for  exchange  will  be exchanged.

o The Fund  assesses a 2% fee on the  proceeds of Fund shares that are  redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  Further  details are set forth  following the first  paragraph under "How to Sell Shares" on page 27.

Shareholder Account Rules and Policies

               More  information  about the Fund's  policies and  procedures for buying,  selling  and  exchanging  shares  is  contained  in  the
               Statement of Additional Information.

               A $12  annual  "Minimum  Balance  Fee" is  assessed  on each Fund account with a value of less than $500. The fee is  automatically deducted from each applicable  Fund account  annually on or about the second to last "regular  business day" of September.  See the
               Statement of Additional  Information  (shareholders may visit the
               OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

               The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended,  and the offering  may be  suspended  by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

               Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified, suspended or terminated by the Fund at any  time.  The Fund  will  provide  you  notice  whenever  it is required to do so by applicable  law. If an account has more than one  owner,  the  Fund  and the  Transfer  Agent  may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer  representative of record for the  account  unless the  Transfer  Agent  receives  cancellation instructions from an owner of the account.

               The Transfer Agent will record any telephone calls to verify data concerning  transactions  and has  adopted  other  procedures  to confirm that  telephone  instructions  are genuine,  by requiring callers to provide tax  identification  numbers and other account data or by using PINs,  and by confirming  such  transactions  in writing.  The Transfer  Agent and the Fund will not be liable for
               losses  or  expenses   arising  out  of  telephone   instructions
               reasonably believed to be genuine.

               Redemption  or transfer  requests  will not be honored  until the
               Transfer  Agent  receives all required  documents in proper form.
               From time to time, the Transfer Agent in its discretion may waive certain  of the  requirements  for  redemptions  stated  in  this
               Prospectus.

               Dealers that perform  account  transactions  for their clients by participating  in  NETWORKING  through  the  National  Securities
               Clearing Corporation are responsible for obtaining their clients'
               permission to perform those transactions,  and are responsible to their  clients  who are  shareholders  of the Fund if the  dealer performs any transaction erroneously or improperly.

               The redemption price for shares will vary from day to day because the value of the securities in the Fund's  portfolio  fluctuates.
               The  redemption  price,  which is the net asset  value per share, will  normally  differ for each class of shares.  The  redemption value of your  shares  may be more or less  than  their  original cost.

               Payment for redeemed  shares  ordinarily  is made in cash.  It is forwarded  by check,  or through  AccountLink  within  seven days after the Transfer  Agent  receives  redemption  instructions  in proper form. However,  under unusual circumstances  determined by the Securities and Exchange Commission, payment may be delayed or
               suspended.   For   accounts   registered   in  the   name   of  a
               broker-dealer,  payment will  normally be forwarded  within three business days after redemption.

               The Transfer  Agent may delay  processing  any type of redemption payment as  described  under "How to Sell  Shares"  for  recently purchased  shares,  but  only  until  the  purchase  payment  has cleared.  That  delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified  check, or arrange with your  bank to  provide  telephone  or  written  assurance  to the
               Transfer Agent that your purchase payment has cleared.

               Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the  market  value of shares has  dropped.  In some
               cases,   involuntary   redemptions  may  be  made  to  repay  the
               Distributor  for losses from the  cancellation  of share purchase orders.

               Shares may be  "redeemed  in kind"  under  unusual  circumstances
               (such as a lack of  liquidity  in the  Fund's  portfolio  to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's  portfolio.  If the
               Fund redeems your shares in kind, you may bear transaction  costs and will bear market risks until such time as such securities are converted into cash.

               Federal  regulations  may  require  the Fund to obtain your name, your  date of birth  (for a  natural  person),  your  residential street  address or  principal  place of business  and your Social
               Security  Number,   Employer   Identification   Number  or  other
               government  issued  identification  when  you  open  an  account.
               Additional  information may be required in certain  circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may  not be  able  to  establish  an  account  if  the  necessary information  is not  received.  The Fund may also place limits on account  transactions while it is in the process of attempting to verify  your  identity.  Additionally,  if the Fund is  unable to verify your identity after your account is established,  the Fund may be required to redeem your shares and close your account.

               "Backup withholding" of federal income tax may be applied against
               taxable   dividends,   distributions   and  redemption   proceeds
               (including  exchanges)  if you  fail to  furnish  the  Fund  your correct,  certified  Social  Security or Employer  Identification
               Number  when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

               To avoid sending duplicate copies of materials to households, the
               Fund  will  mail  only one copy of each  prospectus,  annual  and semi-annual report and annual notice of the Fund's privacy policy to  shareholders  having  the same last name and  address  on the
               Fund's  records.  The  consolidation  of these  mailings,  called householding, benefits the Fund through reduced mailing expense.

               If you want to receive  multiple copies of these  materials,  you may  call the  Transfer  Agent  at  1.800.225.5677.  You may also notify  the  Transfer  Agent in  writing.  Individual  copies  of prospectuses,  reports  and privacy  notices  will be sent to you commencing  within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

               Dividends.  The Fund intends to declare dividends  separately for each  class of  shares  from net  investment  income on an annual basis  and to pay  them to  shareholders  in  December  on a date selected by the Board of Trustees.  Dividends  and  distributions paid to Class A shares will  generally  be higher than  dividends for  Class B,  Class C and Class N shares,  which  normally  have higher  expenses  than  Class A  shares.  The  Fund  has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

               Capital Gains.  The Fund may realize capital gains on the sale of portfolio  securities.  If it does, it may make distributions out of any net  short-term or long-term  capital gains in December of each  year.  The  Fund  may make  supplemental  distributions  of dividends and capital gains following the end of its fiscal year.
               There  can be no  assurance  that the Fund  will pay any  capital gains distributions in a particular year.

               WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you
               open your account,  specify on your  application  how you want to receive your dividends and distributions. You have four options:

               Reinvest All Distributions in the Fund. You can elect to reinvest all  dividends  and capital  gains  distributions  in  additional shares of the Fund.

               Reinvest  Dividends or Capital  Gains.  You can elect to reinvest
               some  distributions  (dividends,   short-term  capital  gains  or
               long-term   capital  gains   distributions)  in  the  Fund  while
               receiving  the other  types of  distributions  by check or having them sent to your bank account through AccountLink.

               Receive  All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains  distributions  or have them sent to your bank through AccountLink.

               Reinvest Your Distributions in Another OppenheimerFunds  Account.
               You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

               TAXES.  If your shares are not held in a tax-deferred  retirement account, you should be aware of the following tax implications of investing  in the Fund.  Distributions  are  subject  to  federal income tax and may be subject to state or local taxes.  Dividends paid from short-term  capital gains and net investment income are taxable as ordinary income.  Long-term  capital gains are taxable as long-term  capital gains when distributed to shareholders.  It does not matter how long you have held your  shares.  Whether you reinvest your  distributions in additional shares or take them in cash, the tax treatment is the same.

     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year,  the Fund may elect under the Internal  Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     The Fund intends each year to qualify as a "regulated  investment  company"
under the Internal  Revenue  Code,  but  reserves  the right not to qualify.  It qualified  during its last fiscal  year.  The Fund,  as a  regulated  investment company,  will not be  subject  to Federal  income  taxes on any of its  income, provided that it satisfies  certain  income,  diversification  and  distribution requirements.

               Avoid  "Buying  a  Distribution."  If you buy  shares  on or just before the  ex-dividend  date, or just before the Fund declares a capital gains  distribution,  you will pay the full price for the shares and then  receive a portion of the price back as a taxable dividend or capital gain.

               Remember, There May be Taxes on Transactions.  Because the Fund's
               share prices fluctuate,  you may have a capital gain or loss when you sell or exchange  your shares.  A capital gain or loss is the difference  between  the  price you paid for the  shares  and the price  you  received  when you sold  them.  Any  capital  gain is subject to capital gains tax.

               Returns of Capital  Can Occur.  In certain  cases,  distributions made by the  Fund  may be  considered  a  non-taxable  return  of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

               The  Financial   Highlights   Table  is  presented  to  help  you
               understand  the Fund's  financial  performance  for the past five fiscal years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate  that  an  investor  would  have  earned  (or  lost)  on  an investment in the Fund  (assuming  reinvestment  of all dividends and distributions). This information has been audited by KPMG LLP the Fund's  independent  registered public accounting firm, whose report, along with the Fund's financial  statements,  is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                         2004        2003       2002       2001        2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    16.92    $  13.43   $  12.93   $  16.85    $  11.40
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .48         .19        .25        .21         .20
Net realized and unrealized gain (loss)                 4.31        3.50        .45      (3.54)       5.37
                                                  ----------------------------------------------------------
Total from investment operations                        4.79        3.69        .70      (3.33)       5.57
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)       (.20)      (.20)      (.20)       (.12)
Distributions from net realized gain                      --          --         --       (.39)         --
                                                  ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.62)       (.20)      (.20)      (.59)       (.12)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    21.09    $  16.92   $  13.43   $  12.93    $  16.85
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     28.61%      27.93%      5.44%    (20.08)%     49.12%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,549,854    $588,450   $337,405   $167,178    $114,137
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,145,452    $374,841   $257,746   $153,027    $ 77,848
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   1.64%       1.42%      1.91%      1.76%       1.56%
Total expenses                                          1.52%       1.81%      1.81%      1.69%       1.96%
Expenses after payments and waivers
and reduction to custodian expenses                      N/A 3      1.76%      1.77%       N/A 3       N/A 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   15%          6%        10%        16%         22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

                    31 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                       2004         2003      2002      2001       2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.79      $ 13.32   $ 12.82   $ 16.70    $ 11.30
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .12          .09       .15       .12        .11
Net realized and unrealized gain (loss)               4.46         3.47       .44     (3.53)      5.33
                                                  ------------------------------------------------------
Total from investment operations                      4.58         3.56       .59     (3.41)      5.44
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.50)        (.09)     (.09)     (.08)      (.04)
Distributions from net realized gain                    --           --        --      (.39)        --
                                                  ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.50)        (.09)     (.09)     (.47)      (.04)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.87      $ 16.79   $ 13.32   $ 12.82    $ 16.70
                                                  ======================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.50%       26.98%     4.61%   (20.67)%    48.20%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $119,749      $84,705   $63,005   $45,393    $48,146
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $117,271      $62,676   $54,744   $48,135    $37,333
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.61%        0.66%     1.14%     0.92%      0.78%
Total expenses                                        2.41%        2.67%     2.58%     2.46%      2.72%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3,4     2.52%     2.54%      N/A 4      N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%           6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

                    32 | OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C   YEAR ENDED AUGUST 31,                       2004       2003      2002      2001       2000
------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.67    $ 13.25   $ 12.78   $ 16.68    $ 11.31
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .31        .10       .17       .12        .09
Net realized and unrealized gain (loss)               4.25       3.44       .41     (3.52)      5.32
                                                  ----------------------------------------------------
Total from investment operations                      4.56       3.54       .58     (3.40)      5.41
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.53)      (.12)     (.11)     (.11)      (.04)
Distributions from net realized gain                    --         --        --      (.39)        --
                                                  ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.53)      (.12)     (.11)     (.50)      (.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.70    $ 16.67   $ 13.25   $ 12.78    $ 16.68
                                                  ====================================================

------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.60%     27.05%     4.54%   (20.68)%    47.93%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $175,025    $77,081   $46,722   $20,864    $16,363
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $145,460    $52,236   $33,334   $19,646    $10,230
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.83%      0.66%     1.15%     0.94%      0.82%
Total expenses                                        2.31%      2.57%     2.57%     2.46%      2.71%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3     2.52%     2.53%      N/A 3      N/A 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%         6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

                    33 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                      2004     2003     2002    2001 1
---------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 16.77   $13.36   $12.91   $ 15.26
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .45      .22      .32       .05
Net realized and unrealized gain (loss)              4.22     3.41      .34     (2.40)
                                                  -------------------------------------
Total from investment operations                     4.67     3.63      .66     (2.35)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.60)    (.22)    (.21)       --
Distributions from net realized gain                   --       --       --        --
                                                  -------------------------------------
Total dividends and/or distributions
to shareholders                                      (.60)    (.22)    (.21)       --
---------------------------------------------------------------------------------------
Net asset value, end of period                    $ 20.84   $16.77   $13.36   $ 12.91
                                                  =====================================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  28.16%   27.73%    5.13%   (15.40)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $26,110   $8,709   $1,741   $    77
---------------------------------------------------------------------------------------
Average net assets (in thousands)                 $18,770   $4,196   $  686   $    35
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                1.31%    1.27%    1.68%     1.63%
Total expenses                                       1.99%    2.08%    2.04%     1.96%
Expenses after payments and waivers
and reduction to custodian expenses                  1.88%    1.99%    2.00%      N/A 4
---------------------------------------------------------------------------------------
Portfolio turnover rate                                15%       6%      10%       16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

               For More Information on Oppenheimer Developing Markets Fund
               The following additional  information about the Fund is available without charge upon request:

               STATEMENT  OF  ADDITIONAL  INFORMATION.  This  document  includes additional  information  about the  Fund's  investment  policies, risks, and operations.  It is incorporated by reference into this
               Prospectus (which means it is legally part of this Prospectus).

               ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information about the
               Fund's  investments  and  performance  is available in the Fund's
               Annual and Semi-Annual Reports to shareholders. The Annual Report
               includes  a  discussion  of  market   conditions  and  investment
               strategies  that  significantly  affected the Fund's  performance during its last fiscal year.

               How to Get More Information

               You can request the  Statement  of  Additional  Information,  the
               Annual and Semi-Annual  Reports, the notice explaining the Fund's privacy  policy  and  other  information  about  the Fund or your account:

By Telephone:                        Call OppenheimerFunds Services toll-free:
                                     1.800.CALL OPP (225.5677)

By Mail:                             Write to:
                                     OppenheimerFunds Services
                                     P.O. Box 5270
                                     Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read or download documents on the OppenheimerFunds website: www.oppenheimerfunds.com

               Information  about the Fund including the Statement of Additional
               Information  can be  reviewed  and  copied  at the  SEC's  Public
               Reference Room in Washington,  D.C.  Information on the operation of the Public  Reference  Room may be obtained by calling the SEC at  1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at  www.sec.gov.  Copies  may  be  obtained  after  payment  of a duplicating  fee  by  electronic  request  at  the  SEC's  e-mail address:  publicinfo@sec.gov  or by writing  to the SEC's  Public
               Reference Section, Washington, D.C. 20549-0102.

               No one has been authorized to provide any  information  about the
               Fund or to make any  representations  about the Fund  other  than what is contained in this  Prospectus.  This Prospectus is not an offer to sell shares of the Fund, nor a solicitation  of an offer to buy  shares of the Fund,  to any  person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-07657     The Fund's shares are distributed by:
PR0785.001.1004                        [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                                             Appendix to Prospectus of
                                        Oppenheimer Developing Markets Fund

     Graphic  material  included in the  Prospectus  of  Oppenheimer  Developing
Markets Fund (the "Fund") under the heading: "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be included in the  Prospectus  of the Fund  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for each of the most recent calendar years,  without  deducting sales charges or taxes.  Set forth below are the relevant data points that will appear on the bar chart:

    Year Ended                                   Annual Total Return
    ----------                                   -------------------
     12/31/97                                         14.09%
     12/31/98                                        -19.36%
     12/31/99                                         82.30%
     12/31/00                                         -5.26%
     12/31/01                                         -5.73%
     12/31/02                                         -1.60%

     12/31/03                                         65.23%

Oppenheimer Developing Markets Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated October 27, 2004

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  October 27, 2004.  It should be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents                                                              Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks    2

About Your Account

Financial Information About the Fund

Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers  B-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc. (the  "Manager")  can select for the Fund.  Additional  information is also provided  about  the  strategies  that the Fund  may use to try to  achieve  its objective.

               The Fund's  Investment  Policies.  The  composition of the Fund's portfolio and the techniques and strategies  that the Manager may use in selecting  portfolio  securities  will vary over time. The
               Fund is not required to use all of the investment  techniques and strategies described below at all times in seeking its objective.
               It  may  use  some  of  the  special  investment  techniques  and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of  securities  primarily  through  the  exercise  of its own  investment analysis.  That  analysis  includes  a number  of  factors,  some of  which  are discussed in the Prospectus. Additionally, the Manager may evaluate

               o the strength of an issuer's  management  and the history of its operations,

               o the soundness of its financial and accounting  policies and its financial condition,

               o the issuer's  pending product  developments and developments by competitors,

               o the  effect  of  general  market  conditions  on  the  issuer's business and the  prospects  for the industry of which the issuer is a part, and

               o legislative proposals that might affect the issuer.

     In  addition,  the  Manager  ordinarily  looks  for  one of  the  following characteristics:  an  above-average  earnings  growth per share;  high return on
invested  capital;   effective   research  and  product   development;   pricing
flexibility;  and general operating characteristics that might enable the issuer to compete successfully in its intended markets.

     The Fund intends to spread its investments  among at least three developing
markets  under  normal  market   conditions.   In   determining  an  appropriate
distribution of investments among the various  countries and geographic  regions in which the Fund may invest,  the Manager  generally  considers  the  following factors:

               o  prospects  for  relative  economic  growth,   the  balance  of
               payments,

               o anticipated levels of inflation,

               o governmental policies influencing business conditions,

               o the outlook for currency relationships and

               o the range of individual investment  opportunities  available to international investors among the various counties and geographic regions.

     The  percentage  of the Fund's  assets  invested in  particular  developing markets will vary from time to time based on the  Manager's  assessment of these factors,  the appreciation  possibilities  of particular  issuers and social and political factors that may affect specific markets.

     The portion of the Fund's  assets  allocated  to  securities  selected  for capital  appreciation  and the investment  techniques  used will depend upon the judgment  of  the  Fund's  Manager  as to the  future  movement  of  the  equity securities  markets.  If the Manager  believes that economic  conditions favor a rising  market,  the Fund  will  emphasize  securities  and  investment  methods selected for high capital growth.  If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized.

     Current  income  is not a  consideration  in  the  selection  of  portfolio securities  for the Fund.  The fact that a security  has a low yield or does not pay  current  income  will not be an adverse  factor in  considering  it for the
Fund's  portfolio  unless  the  Manager  believes  that the lack of yield  might adversely affect appreciation possibilities.

     |X| Growth Companies. Growth companies are those companies that the Manager believes  are  entering  into  a  growth  cycle  in  their  business,  with  the expectation  that their stock will  increase in value.  They may be  established companies as well as newer companies in the development stage.

     Growth  companies  may  have  a  variety  of  characteristics  that  in the
Manager's  view define  them as  "growth"  issuers.  They may be  generating  or applying  new  technologies,  new or  improved  distribution  techniques  or new services. They may own or develop natural resources.  They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected  earnings in excess of the average for their  sector or  industry.  In each case,  they have prospects that the Manager  believes are favorable for the long term.  The portfolio  manager of the Fund looks for growth  companies  with strong,  capable management sound financial and accounting policies,  successful product development and marketing and other factors.

     |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities  of  foreign  companies  whose  principal  activities  are in developing markets.  Equity securities include common stocks,  preferred stocks, rights and warrants,  and securities  convertible  into common stock. The Fund's investment  primarily  include  stocks of what the Manager  believes  are growth companies.  They may have a market capitalization of any range, small, medium or large.

     The  Manager  selects  securities  primarily  on the basis of its view of a security's potential for capital appreciation.

     Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than securities of large,  more  established  companies.  However, these securities also involve greater risks than securities of larger companies.
Securities  of small  capitalization  issuers  may be subject  to greater  price volatility  in general  than  securities  of  large-cap  and mid-cap  companies.
Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market  volatility,  the Fund's share price may  fluctuate more. As noted below,  the Fund may invest without limit in unseasoned small cap issuers.

     Convertible  Securities.  While some  convertible  securities are a form of debt security,  in many cases their conversion feature (allowing conversion into equity  securities)  causes them to be  regarded by the Manager  more as "equity equivalents."  As a result,  the rating assigned to the security has less impact on the Manager's  investment  decision than in the case of non-convertible  debt fixed income securities.

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security.  In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

               (1)  whether,  at the  option of the  investor,  the  convertible security can be exchanged  for a fixed number of shares of common stock of the issuer,

               (2) whether the issuer of the convertible securities has restated
               its earnings per share of common stock on a fully  diluted  basis
               (considering   the  effect  of  conversion  of  the   convertible
               securities), and

               (3)  the  extent  to  which  the  convertible  security  may be a
               defensive   "equity   substitute,"   providing   the  ability  to
               participate  in any  appreciation  in the  price of the  issuer's common stock.

     Rights and  Warrants.  The Fund may invest in warrants or rights.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the  underlying  securities.  Rights  are  similar  to  warrants,  but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

     |X|  Foreign  Securities.   The  Fund  emphasizes   investments  in  equity
securities  issued or  guaranteed  by foreign  companies.  "Foreign  securities"
include  equity and debt  securities  of companies  organized  under the laws of countries other than the United States, and debt securities of governments other than the U.S.  government.  They also include securities of companies (including those that are located in the U.S. or  organized  under U.S.  law) that derive a significant  portion  of their  revenue  or  profits  from  foreign  businesses, investments or sales, or that have a significant portion of their assets abroad.
They  may  be  traded  on  foreign  securities   exchanges  or  in  the  foreign
over-the-counter markets.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter  markets are considered "foreign securities" for the purpose of the Fund's  investment  allocations.  They are  subject  to some of the  special considerations  and risks,  discussed  below,  that apply to foreign  securities traded and held abroad.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer growth  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.  The Fund  will  hold  foreign  currency  only in  connection  with the purchase or sale of foreign securities.

     Risks of Foreign  Investing.  Investments  in foreign  securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

               o reduction of income by foreign taxes;

               o fluctuation in value of foreign  investments  due to changes in currency  rates or currency  control  regulations  (for  example, currency blockage);

               o transaction charges for currency exchange;

               o lack of public information about foreign issuers;

               o lack of uniform  accounting,  auditing and financial  reporting standards in foreign countries  comparable to those applicable to domestic issuers;

               o less volume on foreign exchanges than on U.S. exchanges;

               o greater  volatility and less liquidity on foreign  markets than in the U.S.;

               o  less  governmental   regulation  of  foreign  issuers,   stock
               exchanges and brokers than in the U.S.;

               o greater difficulties in commencing lawsuits;

               o higher brokerage commission rates than in the U.S.;

               o  increased   risks  of  delays  in   settlement   of  portfolio
               transactions or loss of certificates for portfolio securities;

               o possibilities in some countries of expropriation,  confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and

               o unfavorable  differences  between the U.S.  economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

               |X| Passive  Foreign  Investment  Companies.  Some  securities of corporations  domiciled  outside  the  U.S.  which  the  Fund may purchase,  may be considered passive foreign investment companies
               ("PFICs")   under  U.S.  tax  laws.   PFICs  are  those   foreign
               corporations which generate  primarily passive income.  They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a  corporation  is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign  personal holding company  income  within  the  subpart  F  provisions  defined  by
               IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

     Subject to the limits under the  Investment  Company Act, the Fund may also invest in foreign  mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is  generally  passive  income).  Investing in these types of PFICs may allow  exposure to various  countries  because  some  foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

     In  addition  to bearing  their  proportionate  share of a fund's  expenses
(management fees and operating expenses), shareholders will also indirectly bear similar  expenses  of such  entities.  Additional  risks of  investing  in other investment  companies are described below under  "Investment in Other Investment
Companies."

     Developing  Markets and Their  Special  Risks.  Emerging and  developing markets  abroad may also offer special  opportunities  for growth  investing but have greater risks than markets in the United States or more  developed  foreign markets,  such as those in Western Europe,  Canada,  Australia,  New Zealand and
Japan. Some of those special risks are described below.

     Settlement of Transactions.  Settlement  procedures in developing markets may differ from those of more established  securities  markets.  Settlements may also be  delayed  by  operational  problems.  Securities  issued  by  developing countries and by issuers  located in those  countries may be subject to extended settlement  periods.  Delays in  settlement  could result in  temporary  periods during  which a portion  of the  Fund's  assets is  uninvested  and no return is earned on those assets.  The inability of the Fund to make intended purchases of securities due to settlement  problems  could cause the Fund to miss  investment opportunities.  The Fund could  suffer  losses from the  inability to dispose of portfolio  securities  due to  settlement  problems.  As a result there could be subsequent  declines in the value of the portfolio  security,  a decrease in the level of  liquidity of the Fund's  portfolio  or, if the Fund has entered into a contract to sell the security, a possible liability to the purchaser.

      Price  Volatility.  Securities  prices  in  developing  markets  may  be significantly  more volatile than is the case in more  developed  nations of the world.  In  particular,  countries  with  emerging  markets may have  relatively unstable  governments.  That presents the risk of nationalization of businesses, restrictions  on foreign  ownership or  prohibitions  of repatriation of assets.
These  countries may have less protection of property rights than more developed countries.  The economies of developing  countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.

     Less Developed  Securities  Markets.  Developing  market countries may have less  well-developed  securities  markets and exchanges.  Consequently they have lower trading  volume than the securities  markets of more developed  countries.
These  markets  may be unable to respond  effectively  to  increases  in trading volume.  Therefore,  prompt liquidation of substantial portfolio holdings may be difficult at times. As a result,  these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.

     Government  Restrictions.  In  certain  developing  countries,   government
approval may be required for the repatriation of investment  income,  capital or the  proceeds of sales of  securities  by foreign  investors,  such as the Fund.
Also, a government  might impose  temporary  restrictions  on remitting  capital abroad if the country's balance of payments deteriorates,  or it might do so for other reasons. If government approval were delayed or refused, the Fund could be adversely  affected.  Additionally,  the Fund could be adversely affected by the imposition of restrictions on investments by foreign entities.

     Among the  countries  that the  Manager has  identified  as  developing  or emerging  markets in which the Fund will  consider  investing  are the following countries.  The Fund might not invest in all of these countries and the list may change.

 Algeria      Czech Republic   Ivory Coast    Nigeria               Sri Lanka
 Argentina    Ecuador          Jamaica        Pakistan              Swaziland
 Bangladesh   Egypt            Jordan         Paraguay              Taiwan
 Bolivia      Estonia          Kenya          Peru                  Tanzania
 Botswana     Ghana            Latvia         Philippines           Thailand
 Brazil       Greece           Lebanon        Poland                Tunisia
 Bulgaria     Guyana           Lithuania      Portugal              Turkey
 Chile        Hong Kong        Malaysia       Russia                Ukraine
 China        Hungary          Mauritius      Singapore             Uruguay
 Colombia     India            Mexico         Slovakia Republic     Venezuela
 Costa Rica   Indonesia        Morocco        Slovenia              Vietnam
 Croatia      Iran             Myanmar        South Africa          Zambia
 Cyprus       Israel           Namibia        South Korea           Zimbabwe

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate  from  year to year,  although  the Fund  does  not  expect  to have a portfolio turnover rate of more than 100% annually.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Fund,  which may  reduce  its  overall  performance.  Additionally,  the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

               Other  Investment  Techniques  and  Strategies.  In  seeking  its objective,  the  Fund  may  from  time to time  use the  types of investment  strategies and investments described below. It is not required  to use all of these  strategies  at all  times,  and at times may not use them.

     |X|  Investing  in  Small,  Unseasoned  Companies.  The Fund may  invest in securities of small, unseasoned companies. These are companies that have been in
operation  for  less  than  three  years,   including  the   operations  of  any
predecessors.  Securities  of these  companies  may be subject to  volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small, unseasoned  issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might  otherwise be  obtained.  The Fund has no limit on the amount of its net assets that may be invested in those securities.

     |X| Debt  Securities.  While the Fund does not  invest  for the  purpose of seeking current income, at times certain debt securities (other than convertible debt securities described above under the description of equity investments) may be selected for investment by the Fund for investment or defensive purposes,  as described  below.  Certain  debt  securities  may be  selected  for  the  Fund's portfolio for defensive  purposes  (including  debt  securities that the Manager believes may offer some  opportunities for capital  appreciation when stocks are disfavored).  Up to 35% of the Fund's assets may be invested in any  combination of debt securities of government or corporate  issuers in developing  countries, equity and debt  securities  of issuers in developed  countries  (including  the
United  States) and cash and money market  instruments.  For  example,  when the stock market is volatile,  or when the  portfolio  manager  believes that growth opportunities  in stocks  are not  attractive,  certain  debt  securities  might provide not only defensive opportunities but also some opportunities for capital appreciation.  These  investments  could  include  corporate  bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant  portfolio  strategy of the Fund under normal market circumstances.

     Credit Risk.  Debt  securities  are subject to credit  risk.  Credit risk relates to the  ability of the issuer of a debt  security  to make  interest  or principal  payments on the  security as they become due. If the issuer  fails to pay interest,  the Fund's income may be reduced and if the issuer fails to repay principal,  the value of that bond and of the Fund's shares may be reduced.  The
Manager  may rely to some  extent on credit  ratings  by  nationally  recognized rating  agencies in evaluating  the credit risk of  securities  selected for the
Fund's  portfolio.  It may also use its own research and analysis.  Many factors affect an issuer's  ability to make timely  payments,  and the credit risks of a particular security may change over time. The Fund may invest in higher-yielding lower-grade  debt securities  (that is "junk bonds"),  which have special risks.
Those are securities rated below the four highest rating  categories of Standard
& Poor's  Rating  Service or Moody's  Investors  Service,  Inc.,  or  equivalent ratings of other  rating  agencies  or  ratings  assigned  to a security  by the
Manager.

     Special Risks of Lower-Grade  Securities.  "Lower-grade"  debt securities are those rated below  "investment  grade"  which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by  Standard & Poor's or Fitch,  Inc., or similar ratings by other rating  organizations,  or if they are unrated,  are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade. The Fund will not invest in securities rated "C" or "D"
by Moody's, Standard & Poor's or Fitch, Inc. or which are in default.

     Among the special  credit risks of  lower-grade  securities  is the greater risk that the issuer may default on its  obligation  to pay interest or to repay principal  than in the case of  investment  grade  securities.  The issuer's low creditworthiness  may  increase the  potential  for its  insolvency.  An overall decline  in values in the high yield bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of  outstanding  bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing  discussed in the
Prospectus and in this Statement of Additional  Information.  To the extent they can be converted into stock,  convertible securities may be less subject to some of these risks than  non-convertible  high yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

     While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or
Fitch,  Inc.  are  investment  grade and are not  regarded as junk bonds,  those
securities  may  be  subject  to  special  risks,   and  have  some  speculative
characteristics.

     Interest Rate Risks.  In addition to credit risks,  debt  securities  are subject  to  changes  in value  when  prevailing  interest  rates  change.  When prevailing  interest  rates  fall,  the values of  outstanding  debt  securities generally  rise,  and the bonds may sell for more than their face  amount.  When prevailing  interest  rates  rise,  the values of  outstanding  debt  securities generally decline,  and the bonds may sell at a discount from their face amount.
The magnitude of these price changes is generally  greater for bonds with longer maturities.  Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

     Privatization Programs. The governments in some developing countries have
been   engaged  in  programs  to  sell  all  or  part  of  their   interests  in
government-owned  or controlled  enterprises.  Privatization  programs may offer opportunities for significant capital  appreciation,  and the Manager may invest
Fund assets in  privatization  programs in what it considers  to be  appropriate circumstances.  In certain developing countries, the ability of foreign entities such as the Fund to  participate  in  privatization  programs  may be limited by local  law.  Additionally,  the terms on which the Fund  might be  permitted  to participate may be less advantageous than those afforded local investors.  There can be no assurance that privatization programs will be successful.

     "When-Issued" and  Delayed-Delivery  Transactions.  The Fund can purchase securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"delayed-delivery" or "forward commitment basis. These terms refer to securities that  have  been  created  and for  which a market  exists,  but  which  are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date  (generally  within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example,  changes in interest rates in a direction  other than that expected by the Manager before  settlement will  affect  the  value of such  securities  and may  cause a loss to the Fund.
During the period  between  purchase and  settlement,  no payment is made by the
Fund to the issuer and no interest accrues to the Fund from the investment.

     The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation.  When  the  Fund  enters  into  a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options  contracts it has entered  into,  and not for the purpose of  investment leverage.  Although  the Fund will enter into  delayed-delivery  or  when-issued purchase  transactions  to acquire  securities,  it may dispose of a  commitment prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to  dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify on its books liquid  obligations  at least equal in value to the  value of the  Fund's  purchase  commitments  until  the  Fund  pays for the investment.

     When-issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     Repurchase  Agreements.  The  Fund can  acquire  securities  subject  to repurchase  agreements.  It  may  do  so:  o  for  liquidity  purposes  to  meet anticipated  redemptions  of Fund  shares,  or  pending  the  investment  of the proceeds  from sales of Fund shares,  or o pending the  settlement  of portfolio securities  transactions,  or o for temporary defensive  purposes,  as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Fund's Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements,  considered "loans" under the Investment Company Act of 1940 (the  "Investment  Company Act"), are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase  agreement is in effect,  the value of the  collateral  must equal or exceed the repurchase  price to fully  collateralize  the repayment  obligation.
However,  if the vendor fails to pay the resale price on the delivery  date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any  delay in its  ability  to do so.  The  Manager  will  monitor  the vendor's  creditworthiness  to confirm that the vendor is financially  sound and will continuously monitor the collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission  ("SEC"),  the Fund, along with other affiliated  entities managed by the  Manager,  may  transfer  uninvested  cash  balances  into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured  by  U.S.  government  securities.  Securities  pledged  as collateral  for  repurchase  agreements  are held by a custodian  bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under  applicable  securities laws, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund can also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

     |X| Loans of Portfolio  Securities.  To raise cash for liquidity  purposes, the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 10% of the value of the Fund's  total  assets.  The
Fund  currently  does not intend to engage in loans of  securities in the coming year,  but if it does so,  such loans  will not  likely  exceed 5% of the Fund's total assets.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  Government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finder's, custodian bank and administrative fees in connection with these loans.
The terms of the Fund's  loans must meet  applicable  tests  under the  Internal
Revenue Code and must permit the Fund to  reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

     |X|  Borrowing  for  Leverage  and  Liquidity.  The Fund has the ability to borrow up to 10% of the value of its net assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as  "leverage."  The Fund can also borrow from banks for  temporary  or emergency  purposes.  The  Fund  may  borrow  only  from  banks.  Under  current regulatory  requirements,  borrowings  can be made only to the  extent  that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings  (including the proposed  borrowing).  If the value of the Fund's assets fails to meet this 300% asset  coverage  requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do  so,  the  Fund  might  have  to  sell a  portion  of  its  investments  at a disadvantageous time.

     The Fund will pay interest on these loans,  and that interest  expense will raise the overall expenses of the Fund and reduce its returns. The Fund does not expect to borrow  for  leverage  as a normal  investment  technique.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

     |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for  liquidity  needs or for hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate  using,  derivatives  or  hedging  instruments  to a significant degree in the coming year.

     Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the  principal  amount of the debt because the price of the  issuer's  common  stock  might  not be as high as the  Manager expected.

     |X| Hedging.  Although the Fund does not  anticipate  the  extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain  unrealized  gains in the value of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:

               o sell futures contracts,

               o buy puts on such futures or on securities, or

               o write covered calls on securities or futures. Covered calls can also be used to increase the Fund's income,  but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

     The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     Futures.  The Fund can buy and sell futures  contracts that relate to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures"),  (3) other  broadly based securities  indices  (these are referred to as  "financial  futures"),  (4) debt securities  (these are  referred to as  "interest  rate  futures"),  (5) foreign currencies  (these are referred to as "forward  contracts")  and (6) commodities
(these are referred to as "commodity futures").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures transaction.  There is no delivery made of the  underlying  securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures  may be based upon  commodities  within  five main  commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;  (3)  agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead, nickel, tin and zinc; and (5)
precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and  futures on  commodity  indices  with  respect to these five main  commodity groups and the individual  commodities within each group, as well as other types of commodities.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     Put and Call  Options.  The Fund  may buy and sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  may buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options,  commodities options, and options on the other types of futures described above.

     Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls,  the call may be covered by liquid assets  identified on the Fund's  books to enable the Fund to satisfy its  obligations  if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point  difference.  If the value of the underlying  investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the Fund would keep the cash premium.

     The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian bank,  will act as the Fund's escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the investments on which the
Fund has written  calls  traded on exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  identifying  an equivalent  dollar amount of liquid  assets on the Fund's  books.  The Fund will identify  additional  liquid  assets  on the  Fund's  books if the  value of the identified  assets drops below 100% of the current value of the future.  Because of this identification requirement, in no circumstances would the Fund's receipt of an exercise  notice as to that  future  require the Fund to deliver a futures contract.  It would simply put the Fund in a short  futures  position,  which is permitted by the Fund's hedging policies.

     Writing  Put  Options.  The Fund can sell put  options.  A put option on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.  The Fund  will not write  puts if,  as a  result,  more than 50% of the
Fund's net assets  would be required  to be  identified  on the Fund's  books to cover such put options.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls  below  the  exercise  price.  If a  put  the  Fund  has  written  expires unexercised,  the Fund  realizes  a gain in the amount of the  premium  less the transaction costs incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the  underlying  investment at the exercise  price.  That price will usually  exceed the market value of the  investment  at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium  received  minus the sum of the exercise  price and any  transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The
Fund therefore  forgoes the  opportunity  of investing the identified  assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     Purchasing Puts and Calls. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the  securities  market.  When the  Fund  buys a call  (other  than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises the call.  If the Fund does not  exercise  the call or sell it  (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to  purchase  the  underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on  securities or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

     Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and
sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities the
Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration (or it can do so for additional cash  consideration  identified on its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances, the Fund covers the option by identifying on its books cash, U.S.
government  securities  or other  liquid  securities  in an amount  equal to the exercise price of the option.

     Risks of Hedging with Options and Futures.  The use of hedging  instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments in a short hedge,  the market might advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

     Forward   Contracts.   Forward  contracts  are  foreign  currency  exchange
contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The
Fund may also use  "cross-hedging"  where the Fund  hedges  against  changes  in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund might enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short position in these cases by identifying on its books liquid assets  having a value equal to the aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not  enter  into  forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

     |X| Regulatory  Aspects of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this statement of additional information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  Advisor as the Fund (or an Advisor  that is an affiliate of the Fund's
Advisor). The exchanges also impose position limits on Futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under  interpretations  of staff  members of the SEC  regarding  applicable provisions of the Investment  Company Act, when the Fund purchases a future,  it must  segregate cash or readily  marketable  short-term  debt  instruments in an amount  equal to the  purchase  price of the  future,  less the  margin  deposit applicable to it.

     Tax  Aspects of  Certain  Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

               Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

               1. gains or losses attributable to fluctuations in exchange rates that occur  between the time the Fund  accrues  interest or other receivables or accrues expenses or other liabilities  denominated in a foreign  currency  and the time the Fund  actually  collects such receivables or pays such liabilities, and

               2. gains or losses attributable to fluctuations in the value of a foreign  currency  between  the  date  of  acquisition  of a debt security  denominated in a foreign  currency or foreign  currency forward contracts and the date of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

               Investment  in  Other  Investment  Companies.  The  Fund can also invest in the securities of other investment companies, which can include  open-end  funds,  closed-end  funds and unit  investment trusts, subject to the limits set forth in the Investment Company
               Act that apply to those types of  investments,  and the following additional  limitation:  the Fund cannot invest in the securities of other  registered  investment  companies  or  registered  unit investment  trusts in  reliance  on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment  Company  Act of 1940.  For
               example, the Fund can invest in Exchange-Traded  Funds, which are typically open-end funds or unit investment  trusts,  listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded  Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. At the same time, the Fund would bear its own management  fees and other  expenses.  The Fund does not  anticipate  investing a  substantial  amount of its net assets in shares of other investment companies.

     |X| Temporary Defensive and Interim Investments.  When market,  economic or political  conditions  are  unstable,  or the Manager  believes it is  otherwise appropriate  to reduce  holdings in stocks,  the Fund can invest in a variety of debt  securities  for  defensive  purposes.  The Fund can  also  purchase  these securities  for liquidity  purposes to meet cash needs due to the  redemption of
Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can hold cash or buy:

               o   high-quality   (rated  in  the  top  rating   categories   of
               nationally-recognized  rating  organizations  or  deemed  by  the
               Manager to be of  comparable  quality),  short-term  money market instruments,  including  those  issued by the U. S.  Treasury  or other government agencies,

               o commercial paper  (short-term,  unsecured,  promissory notes of domestic  or  foreign  companies)  rated  in the top  two  rating categories of a nationally recognizes rating organization,

               o debt  obligations of corporate or foreign  government  issuers, rated investment  grade (rated at least Baa by Moody's  Investors
               Service,  Inc. or at least BBB by Standard & Poor's  Corporation, or a  comparable  rating  by  another  rating  organization),  or unrated  securities  judge by the  Manager  to have a  comparable quality to rated securities in those categories,

               o  certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations, and

               o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

               o 67% or more of the shares  present or represented by proxy at a shareholder  meeting,  if the  holders  of more  than  50% of the outstanding shares are present or represented by proxy, or

               o more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's  principal  investment  policies  are  described in the
Prospectus.

     |X| What Are The Fund's  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

               o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be invested in securities  of that  issuer or if it would then own more than 10%
               of that issuer's voting securities.  That restriction  applies to
               75% of the  Fund's  total  assets.  The  limit  does not apply to securities  issued by the U.S.  government or any of its agencies or instrumentalities.

               o The  Fund  cannot  concentrate  investments  in any  particular industry.  That  means it cannot  invest 25% or more of its total assets in companies in any one industry.

               o The Fund cannot lend  money.  However,  the Fund can enter into repurchase  transactions and can invest in all or a portion of an issue of bonds,  debentures,  commercial  paper or other  similar
               corporate   obligations,   whether  or  not  they  are   publicly
               distributed.  Investments  in  obligations  that are not publicly distributed are subject to any applicable  percentage  limitation on the Fund's holdings of illiquid and restricted securities. The
               Fund  may also  lend  its  portfolio  securities  subject  to any restrictions adopted by the Board of Trustees.

               o The Fund  cannot  invest in real  estate or  interests  in real
               estate.   However,  the  Fund  can  purchase   readily-marketable
               securities of companies  holding real estate or interests in real estate.

               o The Fund cannot issue  "senior  securities,"  but this does not prohibit  certain  investment  activities for which assets of the
               Fund are  designated  as  segregated,  or margin,  collateral  or
               escrow  arrangements  are  established,   to  cover  the  related
               obligations.  Examples  of  those  activities  include  borrowing
               money,  reverse  repurchase   agreements,   delayed-delivery  and
               when-issued  arrangements for portfolio securities  transactions, and contracts to buy or sell  derivatives,  hedging  instruments, options or futures.

               o The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an underwriter under the  Securities  Act of 1933 when  reselling any securities held in its own portfolio

               o The Fund cannot invest in commodities  or commodity  contracts, other than the hedging instruments  permitted by any of its other investment  policies.  It does not  matter  whether  the  hedging instrument is considered to be a commodity or commodity contract.

     Another  fundamental policy adopted by the Fund permits it to invest all of its assets in the securities of a single open-end management  investment company for which the Manager,  one of its subsidiaries or a successor is the investment
Advisor or sub-Advisor.  That fund must have  substantially the same fundamental investment  objective,  policies and  limitations as the Fund. This policy would permit the Fund to adopt a "master-feeder"  structure. Under that structure, the
Fund  would be a  "feeder"  fund and would  invest all of its assets in a single pooled  "master fund" in which other feeder funds could also invest.  This could enable the Fund to take advantage of potential operational and cost efficiencies in the  master-feeder  structure.  The Fund has no present intention of adopting the master-feeder  structure. If it did so, the Prospectus and this Statement of
Additional  Information would be revised accordingly.  In addition, the Fund may invest  in  funds  selected  by  a  Trustee  of  the  Fund  under  its  Deferred
Compensation Plan for Disinterested Trustees.

     |X| Does the Fund Have Any Restrictions That Are Not Fundamental?  The Fund
has a number of other investment restrictions that are not fundamental policies, which  means  that  they  can  be  changed  by the  Board  of  Trustees  without shareholder approval.

               o The  Fund  cannot  invest  in  companies  for  the  purpose  of acquiring control or management of them.

               o The Fund cannot  purchase  securities on margin.  However,  the
               Fund may  make  margin  deposits  in  connection  with any of the hedging  instruments  permitted  by any of its  other  investment policies.

               o The Fund cannot  invest in or hold  securities of any issuer if officers  and  Trustees of the Fund or the  Manager  individually beneficially  own more than 1/2 of 1% of the  securities  of that issuer and  together own more than 5% of the  securities  of that issuer.

               o The Fund cannot mortgage or pledge any of its assets.  However, this does not prohibit the escrow  arrangements  contemplated  by the writing of covered call options or other collateral or margin arrangements  in connection  with any of the hedging  instruments permitted by any of its other investment policies.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund  makes an  investment  (except  in the case of  borrowing  and investments in illiquid  securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  This  is  not  a
fundamental policy.

How the Fund is Managed

               Organization  and History.  The Fund is an open-end,  diversified
               management   investment  company  with  an  unlimited  number  of
               authorized shares of beneficial interest.  The Fund was organized as a Massachusetts business trust in May, 1996.

     Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently  has four classes of shares:  Class A, Class B, Class C and  Class  N.  All  classes  invest  in the  same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:

               o has its own dividends and distributions,

               o pays certain  expenses which may be different for the different classes,

               o may have a different net asset value,

               o may have separate  voting rights on matters in which  interests of one class are different from interests of another class, and

               o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

     Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not  required to hold,  and does not plan to hold,  regular  annual  meetings of shareholders,  but may do so from  time to  time on  important  matters  or when required  to do so by the  Investment  Company  Act  or  other  applicable  law.
Shareholders have the right, upon a vote or declaration in writing of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee  or to take  other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an  express  disclaimer  of  shareholder  or  Trustee  liability  for the Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's  property for any shareholder  held personally  liable for its obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or
obligation   of  the  Fund  and  shall  satisfy  any  judgment  on  that  claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

               Board of Trustees and Oversight Committees.  The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet  periodically  throughout  the year to  oversee  the  Fund's activities, review its performance, and review the actions of the
               Manager.

     The Board of Trustees  has an Audit  Committee,  a  Regulatory  & Oversight
Committee, a Governance Committee and a Proxy Committee.  The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are
Joel Motley (Chairman), Kenneth Randall and Edward V. Regan. The Audit Committee
held 6 meetings  during the Fund's fiscal year ended August 31, 2004.  The Audit
Committee provides the Board with recommendations regarding the selection of the
Fund's  independent  registered public accounting firm. The Audit Committee also reviews  the scope and  results of audits and the audit  fees  charged,  reviews reports from the Fund's independent registered public accounting firm concerning the Fund's internal accounting  procedures,  and controls and reviews reports of the  Manager's  internal  auditor,  among  other  duties  as  set  forth  in the
Committee's charter.

     The members of the  Regulatory  & Oversight  Committee  are Robert G. Galli
(Chairman),  Phillip  Griffiths  and Joel  Motley.  The  Regulatory  & Oversight
Committee  held 6 meetings  during the Fund's fiscal year ended August 31, 2004.
The Regulatory & Oversight  Committee  evaluates and reports to the Board on the
Fund's  contractual   arrangements,   including  the  Investment   Advisory  and
Distribution  Agreements,   transfer  and  shareholder  service  agreements  and
custodian  agreements as well as the policies and procedures adopted by the Fund to comply with the Investment  Company Act and other applicable law, among other duties as set forth in the Committee's charter.

     The members of the Governance  Committee are Phillip Griffiths  (Chairman),
Kenneth  Randall and Russell S.  Reynolds,  Jr. The  Governance  Committee  held
67meetings  during the Fund's fiscal year ended August 31, 2004.  The Governance
Committee reviews the Fund's governance  guidelines,  the adequacy of the Fund's
Codes  of  Ethics,  and  develops   qualification  criteria  for  Board  members
consistent with the Fund's governance  guidelines,  among other duties set forth in the Committee's charter.

     The members of the Proxy Committee are Edward V. Regan (Chairman),  John V.
Murphy and Russell S. Reynolds Jr. The Proxy Committee held 1 meeting during the
Fund's fiscal year ended August 31, 2004. The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

               Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an  "Independent  Trustee"  under the  Investment
               Company Act. Mr. Murphy is an "Interested Trustee," because he is affiliated  with the  Manager  by virtue of his  positions  as an officer and director of the Manager,  and as a shareholder of its parent company.

     The Fund's Trustees and officers and their positions held with the Fund and length of  service  in such  position(s)  and their  principal  occupations  and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees or  directors  of the  following  publicly  offered  Oppenheimer  funds
(referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals                 Oppenheimer Global Fund
Oppenheimer AMT-Free New York Municipals        Oppenheimer Global
                                                   Opportunities Fund
Oppenheimer California Municipal Fund           Oppenheimer Gold & Special
                                                   Minerals Fund
Oppenheimer Balanced Fund                       Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund           Oppenheimer International
                                                   Growth Fund
Oppenheimer Capital Preservation Fund           Oppenheimer International Small
                                                   Company Fund
Oppenheimer Developing Markets Fund             Oppenheimer Money Market Fund,
                                                    Inc.
Oppenheimer Discovery Fund                      Oppenheimer Multi-Sector
                                                    Income Trust
Oppenheimer Emerging Growth Fund                Oppenheimer Multi-State
                                                     Municipal Trust
Oppenheimer Emerging Technologies Fund          Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                  Oppenheimer U.S. Government Trust

     In addition to being a trustee or director of the Board I Funds,  Mr. Galli is also a director  or trustee of 10 other  portfolios  in the  OppenheimerFunds complex.  Present or former  officers,  directors,  trustees and employees  (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without  sales  charge.  The sales charges on Class A shares is waived for
that  group  because  of  the  economies  of  sales  efforts   realized  by  the
Distributor.

     Messrs. Bhaman, Madden, Murphy, Petersen,  Vandehey,  Vottiero,  Wixted and
Zack, and Mses. Bloomberg,  Ives and Lee respectively hold the same offices with one or more of the other  Board I Funds as with the Fund.  As of October 6, 2004 the  Trustees  and  officers  of the  Fund,  as a  group,  owned  of  record  or beneficially  less than 1% of each  class of shares of the Fund.  The  foregoing statement does not reflect  ownership of shares of the Fund held of record by an employee  benefit  plan for  employees  of the  Manager,  other  than the shares beneficially  owned under the plan by the officers of the Fund listed above.  In addition,  each Independent  Trustee,  and his or her family members, do not own securities  of either  the  Manager or  Distributor  of the Board I Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

     |X|  Affiliated  Transactions  and  Material  Business  Relationships.  Mr.
Reynolds has reported he has a controlling  interest in The Directorship  Group,
Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting  services to  Massachusetts  Mutual  Life  Insurance  Company  (which controls the Manager) for fees of $137,500 for calendar year ended  December 31,
2002. Mr. Reynolds  reported that The Directorship  Search Group did not provide consulting  services to Massachusetts  Mutual Life Insurance  Company during the calendar year ended  December 31, 2003,  and does not expect to provide any such services in the calendar year ended December 31, 2004.

     The Independent  Trustees have unanimously  (except for Mr.  Reynolds,  who abstained) determined that the consulting  arrangements between The Directorship
Search Group and  Massachusetts  Mutual Life Insurance Company were not material business or  professional  relationships  that would  compromise  Mr.  Reynolds'
status  as an  Independent  Trustee.  Nonetheless,  to  assure  certainty  as to determinations  of the Board and the  Independent  Trustees  as to matters  upon which the Investment  Company Act or the rules thereunder  require approval by a majority of Independent Trustees,  Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

     The  address of each  Trustee  in the chart  below is 6803 S.  Tucson  Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

                   Independent Trustees

------------------------------ -------------------------------------------------------- ---------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;             Dollar Range     Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                                         Beneficially
                                                                                                         Owned in Any
                                                                                        of Shares        of the

Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee ;       Beneficially     Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently           Owned in the     Funds Overseen
Age                            Overseen by Trustee                                      Fund             by Trustee

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------------------------

                                                                                            As of December 31, 2003

------------------------------ -------------------------------------------------------- ---------------------------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Clayton K. Yeutter, Chairman   Of Counsel (since June 1993) Hogan & Hartson (a law      $0               Over $100,000
of the Board of Trustees       firm); a director (since 2002) of Danielson Holding
since 2003;                    Corp. Formerly a director of Weyerhaeuser Corp.
Trustee since 1996             (1999-April 2004), Caterpillar, Inc. (1993-December
Age: 73                        2002), ConAgra Foods (1993-2001), Texas Instruments
                               (1993-2001) and FMC Corporation (1993-2001). Oversees

                               25 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------
Robert G. Galli,               A trustee or director of other Oppenheimer funds.        Over $100,000    Over $100,000
Trustee since 1996             Oversees 35 portfolios in the OppenheimerFunds complex.

Age: 71

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Phillip A. Griffiths,          A director (since 1991) of the Institute for Advanced    $10,001-$50,000  Over $100,000
Trustee since 1999             Study, Princeton, N.J., a director (since 2001) of GSI
Age: 65                        Lumonics, a trustee (since 1983) of Woodward Academy,

                               a Senior Advisor (since 2001) of The Andrew W. Mellon
                               Foundation. A member of: the National Academy of
                               Sciences (since 1979), American Academy of Arts and
                               Sciences (since 1995), American Philosophical Society
                               (since 1996) and Council on Foreign Relations (since
                               2002). Formerly a director of Bankers Trust New York
                               Corporation (1994-1999). Oversees 25 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Joel W. Motley,                Director (since January 2002) Columbia Equity            $10,001-$50,000  $10,001-$50,000
Trustee since 2002             Financial Corp. (privately-held financial adviser);
Age: 52                        Managing Director (since January 2002) Carmona Motley,
                               Inc. (privately-held financial adviser). Formerly a
                               Managing Director of Carmona Motley Hoffman Inc.
                               (privately-held financial adviser) (January
                               1998-December 2001). Oversees 25 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Kenneth A. Randall, Trustee    A director (since February 1972) of Dominion             $0               Over $100,000
since 1996                     Resources, Inc. (electric utility holding company);
Age: 77                        formerly a director of Prime Retail, Inc. (real estate
                               investment trust) and Dominion Energy, Inc. (electric

                               power and oil & gas producer), President and Chief
                               Executive Officer of The Conference Board, Inc.
                               (international economic and business research) and a
                               director of Lumbermens Mutual Casualty Company,
                               American Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company. Oversees 25
                               portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Edward V. Regan,               President, Baruch College, CUNY; a director of RBAsset   $0               $10,001-$50,000

Trustee since 1996             (real estate manager); a director of OffitBank;

Age: 74                        formerly Trustee, Financial Accounting Foundation
                               (FASB and GASB), Senior Fellow of Jerome Levy
                               Economics Institute, Bard College, Chairman of
                               Municipal Assistance Corporation for the City of New
                               York, New York State Comptroller and Trustee of New
                               York State and Local Retirement Fund. Oversees 25
                               investment companies in the OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Russell S. Reynolds, Jr.,      Chairman (since 1993) of The Directorship Search         $0               $10,001-$50,000
Trustee since 1996             Group, Inc. (corporate governance consulting and
Age: 72                        executive recruiting); a Life Trustee of International
                               House (non-profit educational organization); a former
                               trustee of The Historical Society of the Town of
                               Greenwich. Oversees 25 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Donald W. Spiro,*              Chairman Emeritus (since January 1991) of the Manager.   Over $100,000    Over $100,000

Vice Chairman of the Board     Formerly a director (January 1969-August 1999) of the

of Trustees ,                  Manager. Oversees 25 portfolios in the
Trustee since 1996             OppenheimerFunds complex.
Age: 78

------------------------------ -------------------------------------------------------- ---------------- ----------------

     * Mr. Spiro is expected to retire as Trustee of the Board I Funds effective
     October 31, 2004.

     The address of Mr. Murphy in the chart below is Two World Financial Center,
     225 Liberty Street, 11th Floor, New York, NY 10281-1008.  Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------

                                              Interested Trustee and Officer

---------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------

Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in Any
                                                                                           of Shares       of the
Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee ;           Beneficially    Oppenheimer
Length of Service             Number of Portfolios in Fund Complex Currently Overseen by   Owned in the    Funds Overseen
Age                           Trustee                                                      Fund            by Trustee

----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------------------------

                                                                                               As of December 31, 2003

----------------------------- ------------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------

John V. Murphy, President     Chairman, Chief Executive Officer and director (since June   $0               Over $100,000
and Trustee,                  2001) and President (since September 2000) of the Manager;
Trustee since 2001            President and a director or trustee of other Oppenheimer
Age: 55                       funds; President and a director (since July 2001) of
                              Oppenheimer Acquisition Corp. (the Manager's parent
                              holding company) and of Oppenheimer Partnership Holdings,
                              Inc. (a holding company subsidiary of the Manager); a
                              director (since November 2001) of OppenheimerFunds
                              Distributor, Inc. (a subsidiary of the Manager); Chairman
                              and a director (since July 2001) of Shareholder Services,
                              Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a
                              director (since July 2001) of OppenheimerFunds Legacy
                              Program (a charitable trust program established by the
                              Manager); a director of the following investment advisory
                              subsidiaries of the Manager: OFI Institutional Asset
                              Management, Inc., Centennial Asset Management Corporation,
                              Trinity Investment Management Corporation and Tremont
                              Capital Management, Inc. (since November 2001),
                              HarbourView Asset Management Corporation and OFI Private
                              Investments, Inc. (since July 2001); President (since
                              November 1, 2001) and a director (since July 2001) of
                              Oppenheimer Real Asset Management, Inc.; Executive Vice
                              President (since February 1997) of Massachusetts Mutual
                              Life Insurance Company (the Manager's parent company); a
                              director (since June 1995) of DLB Acquisition Corporation
                              (a holding company that owns the shares of Babson Capital
                              Management LLC); a member of the Investment Company
                              Institute's Board of Governors (elected to serve from
                              October 3, 2003 through September 30, 2006). Formerly,
                              Chief Operating Officer (September 2000-June 2001) of the
                              Manager; President and trustee (November 1999-November
                              2001) of MML Series Investment Fund and MassMutual
                              Institutional Funds (open-end investment companies); a
                              director (September 1999-August 2000) of C.M. Life
                              Insurance Company; President, Chief Executive Officer and
                              director (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June 1989-June 1998)
                              of Emerald Isle Bancorp and Hibernia Savings Bank (a
                              wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                              74 portfolios as Trustee/Director and 10 portfolios as
                              Officer in the OppenheimerFunds complex.

----------------------------- ------------------------------------------------------------ --------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Bhaman, Gillespie, Madden,
Miao and Zack and Mses. Bloomberg and Lee, Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008, for Messrs. Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------

                                                   Officers of the Fund

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Name,                                   Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Rajeev Bhaman1,                         Vice President of the Manager since January 1997; an officer of 3 portfolios in
Vice President and Portfolio Manager    the OppenheimerFunds complex; formerly Assistant Vice President of the Manager
since 1996                              (March 1996 - January 1997).
Age: 40

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Mark Madden1,                           Vice President of the Manager (since August 2004); an officer of 1 portfolio in
Vice President and Portfolio Manager    the OppenheimerFunds complex. Formerly he held the following positions in Global
since 2004                              Asset Management at Pioneer Investment Management, Inc.: Managing Director,
Age: 47                                 Global Emerging Markets Team (November 2000-July 2004), Senior Vice President and
                                        Portfolio Manager, International Equities (December 1998-October 2000) and Vice
                                        President and Portfolio Manager, International Equities (February 1993-November
                                        1998).

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Mark S. Vandehey,                       Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and Chief Compliance     Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Officer since 2004                      Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
Age: 53                                 (until February 2004) Vice President and Director of Internal Audit of
                                        OppenheimerFunds, Inc. An officer of 84 portfolios in the Oppenheimer funds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Brian W. Wixted,                        Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999                    of HarbourView Asset Management Corporation, Shareholder Financial Services,
Age: 44                                 Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                        and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                        Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                        OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management,
                                        Inc. (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                                        non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                                        (since May 2000) of OFI Trust Company (a trust company subsidiary of the
                                        Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
                                        Formerly Assistant Treasurer of Centennial Asset Management Corporation (March
                                        1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                        Principal and Chief Operating Officer (March 1995-March 1999) at Bankers Trust
                                        Company-Mutual Fund Services Division. An officer of 84 portfolios in the
                                        OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Brian Petersen,                         Assistant Vice President of the Manager since August 2002; formerly
Assistant Treasurer since 2004          Manager/Financial Product Accounting (November 1998-July 2002) of the Manager. An
Age: 33                                 officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Philip Vottiero,                        Vice President/Fund Accounting of the Manager since March 2002. Formerly Vice
Assistant Treasurer since 2002          President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
Age: 41                                 which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
                                        1999). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Robert G. Zack,                         Executive Vice President (since January 2004) and General Counsel (since February
Secretary since 2001                    2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 56                                 Distributor; General Counsel (since November 2001) of Centennial Asset Management
                                        Corporation; Senior Vice President and General Counsel (since November 2001) of
                                        HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                        November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                                        director (since October 1997) of OppenheimerFunds International Ltd. and
                                        OppenheimerFunds plc; Vice President and a director (since November 2001) of
                                        Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                                        and a director (since November 2001) of Shareholder Financial Services, Inc.,
                                        Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                        Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                                        Vice President and General Counsel (since November 2001) of OFI Institutional
                                        Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                                        Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                                        Counsel (November 2001-February 2002) and Associate General Counsel (May
                                        1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                        Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001); and OppenheimerFunds International Ltd. (October
                                        1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Kathleen T. Ives,                       Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary since 2001          (since October 2003) of the Manager; Vice President (since 1999) and Assistant
Age: 38                                 Secretary (since October 2003) of the Distributor; Assistant Secretary (since
                                        October 2003) of Centennial Asset Management Corporation; Vice President and
                                        Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                        Secretary (since December 2001) of OppenheimerFunds Legacy Program and of
                                        Shareholder Financial Services, Inc.. Formerly an Assistant Counsel (August
                                        1994-October 2003) and Assistant Vice President of the Manager (August 1997-June
                                        1998). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Dina C. Lee,                            Assistant Vice President and Assistant Counsel of the Manager (since December
Assistant Secretary since 2004 Age:     2000); formerly an attorney and Assistant Secretary of Van Eck Global (until
34                                      December 2000). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Lisa I. Bloomberg,                      Vice President and Associate Counsel of the Manager since May 2004; formerly
Assistant Secretary since 2004          First Vice President and Associate General Counsel of UBS Financial Services Inc.
Age: 36                                 (formerly, PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher & Flom, LLP (September 1996 -
                                        April 1999). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Phillip S. Gillespie,                   Senior Vice President and Deputy General Counsel of the Manager since September
Assistant Secretary since 2004          2004. Formerly Mr. Gillespie held the following positions at Merrill Lynch
Age: 40                                 Investment Management: First Vice President (2001-September 2004); Director (from
                                        2000) and Vice President (1998-2000). An officer of 74 portfolios in the
                                        OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Wayne Miao,                             Assistant Vice President and Assistant Counsel of the Manager since June 2004.
Assistant Secretary since 2004          Formerly an Associate with Sidley Austin Brown & Wood LLP (September 1999 - May
Age: 31                                 2004). An officer of 74 portfolios in the OppenheimerFunds complex.

_________________
1.  Commencing  December 1, 2004,  Mark Madden will be the Fund's sole portfolio manager.

         |X|  Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August
31, 2004. The compensation from all 25 of the Board I Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

---------------------------------- --------------------- --------------------- --------------------- ---------------------

Trustee Name and Other Fund             Aggregate             Retirement         Estimated Annual     Total Compensation
                                                                                                           From All
                                                                                                      Oppenheimer Funds
                                                                                                          For Which
                                                         Benefits Accrued as   Retirement Benefits        Individual
Position(s)                            Compensation          Part of Fund        to be Paid Upon          Serves As
(as applicable)                         From Fund1             Expenses            Retirement2         Trustee/Director

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Clayton K. Yeutter                       $6,0233                $3,421               $61,306               $152,079
Chairman of the Board

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Robert G. Galli
Regulatory & Oversight Committee          $4,483                $2,437               $80,9234             $213,5365
Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Phillip Griffiths                        $4,7006                $1,022               $23,309               $74,500
Governance Committee Chairman
and Regulatory & Oversight
Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Joel W. Motley
Audit Committee Chairman and
Regulatory & Oversight Committee         $4,9957                 $291                $14,530               $68,900
Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Kenneth A. Randall                        $4,396                  $0                 $79,622               $93,989
Audit Committee Member and
Governance Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Edward V. Regan                           $4,103                $2,708               $59,353               $98,983
Proxy Committee Chairman and
Audit Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Russell S. Reynolds, Jr.                  $3,631                $2,390               $60,720               $77,002
Proxy Committee Member and
Governance Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Donald Spiro                              $2,221                 $945                $20,6678              $64,080
Vice Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------

               Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees from the Board I Funds effective  January 1, 2003, March 31, 2003 and July 31,  2003,  respectively.  For the  fiscal  year  eneded
               August  31,  2004,   Ms.   Moynihan   received   $184   aggregate
               compensation  from the Fund. For calendar year 2003,  Messrs Levy and Lipstein and Ms. Moynihan each received $43,425,  $75,076 and
               $88,229  respectively from all of the Oppenheimer funds for which they served as Trustee.

               1.  Aggregate  Compensation  From Fund includes fees and deferred compensation, if any, for a Trustee.

               2.  Estimated  Annual   Retirement   Benefits  to  be  Paid  Upon
               Retirement is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible  (after 7 years of service) to receive  retirement  plan benefits as described below under "Retirement Plan for Trustees."

               3.  Includes  $1,506  deferred by Mr.  Yeutter under the Deferred
               Compensation Plan described below.

               4. Includes $36,990 estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other  Oppenheimer  funds that are not Board I Funds.

               5.  Includes  $96,000 paid to Mr. Galli for serving as trustee or director  of 10 other  Oppenheimer  funds  that  are not  Board I
               Funds.

               6. Includes $4,700  deferred by Mr.  Griffiths under the Deferred
               Compensation Plan described below.

               7.  Includes  $1,998  deferred by Mr.  Motley  under the Deferred
               Compensation Plan described below.

               8. The amount for Mr. Spiro was based on the  assumption  that he will  retire  at age 78  when  he  becomes  eligible  to  receive retirement plan benefits (after 7 years of service).

               |X|  Retirement  Plan  for  Trustees.  The  Fund  has  adopted  a retirement plan that provides for payments to retired Independent
               Trustees. Payments are up to 80% of the average compensation paid during a  Trustee's  five years of  service in which the  highest compensation  was  received.  A Trustee must serve as trustee for any of the Board I Funds for at least  seven years in order to be eligible for retirement plan benefits and must serve for at least
               15 years to be eligible for the maximum  benefit.  Each Trustee's retirement  benefits  will depend on the amount of the  Trustee's future compensation and length of service.

               |X|  Deferred  Compensation  Plan  for  Trustees.  The  Board  of
               Trustees has adopted a Deferred Compensation Plan for Independent
               Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are  entitled to receive from the
               Fund. Under the plan, the  compensation  deferred by a Trustee is periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more  Oppenheimer  funds selected by the  Trustee.  The amount paid to the  Trustee  under the plan is determined based upon the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

               |X| Major  Shareholders.  As of October 6, 2004, the only persons who owned of record or were known by the Fund to own beneficially
               5% or more of any class of the Fund's outstanding securities, and their holdings of that class as of that date, were the following:

               Charles Schwab & Co Inc., 101 Montgomery  St., San Francisco,  CA
               94104-4122, which owned 10,039,522.684 Class A shares (13.13%).

               The Manufacturers  Life Insurance Co., P.O. Box 600, Buffalo,  NY
               14201-0600, which owned 5,501,576.121 Class A shares (7.19%).

               Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of
               its Customers,  4800 Deer Lake Drive East, Floor 3, Jacksonville,
               Florida  32246-6484,  which  owned  7,862,390.303  Class A shares
               (10.28%);  309,838.805  Class B shares  (5.43%)  and  959,262.209
               Class C shares (11.30%).

               Citigroup Global Markets Inc., 333 West 34th Street, New York, NY
               10001-2483,  which owned  301,836.474  Class B shares (5.29%) and
               1,059,202.396 Class C shares (12.48%).

               MCB  Trust  Services  TR.,  Centerprise  Savings  Plan,  700 17th
               Street,  Denver,  CO 80202-3531,  which owned  84,547.158 Class N shares (6.11%).

               Investors  Bank  &  Trust  Comp.  TR.,  4  Manhattanville   Road,
               Purchase,  NY 10577-2139,  which owned 192,068.888 Class N shares
               (13.88%).

               The  Manager.   The  Manager  is   wholly-owned   by  Oppenheimer
               Acquisition  Corp., a holding company controlled by Massachusetts
               Mutual Life Insurance  Company, a global,  diversified  insurance and financial services organization.

|X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail  address:publicinfo@sec.gov,  or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

               |X| Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy
               Voting Policies and Procedures under which the Fund votes proxies relating to securities  ("portfolio  proxies')  held by the Fund.
               The Fund's primary  consideration in voting portfolio  proxies is the  financial  interests of the Fund and its  shareholders.  The
               Fund has  retained an  unaffiliated  third-party  as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio
               Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines  include provisions to address conflicts of interest that may arise between the Fund and
               OFI  where  an  OFI  directly-controlled   affiliate  manages  or
               administers the assets of a pension plan of a company  soliciting the proxy.  The  Fund's  Portfolio  Proxy  Voting  Guidelines  on
               routine and non-routine proxy proposals are summarized below.

               o  The  Fund  votes  with  the  recommendation  of  the  issuer's management on routine  matters,  including  election of directors nominated by  management  and  ratification  of auditors,  unless circumstances indicate otherwise.

               o In  general,  the  Fund  opposes  anti-takeover  proposals  and supports elimination of anti-takeover  proposals,  absent unusual circumstances.

               o  The  Fund   supports   shareholder   proposals   to  reduce  a
               super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

               o The Fund opposes proposals to classify the board of directors.

               o The Fund supports proposals to eliminate cumulative voting.

               o The Fund opposes re-pricing of stock options.

               o The Fund generally considers executive  compensation  questions such as  stock  option  plans  and  bonus  plans  to be  ordinary business activity.  The Fund analyzes stock option plans,  paying particular  attention to their  dilutive  effect.  While the Fund generally supports management  proposals,  the Fund opposes plans it considers to be excessive.

     The Fund is required to file new Form N-PX,  with its complete proxy voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525-7048 and (ii) on the SEC's website at
www.sec.gov.

               |X| The  Investment  Advisory  Agreement.  The  Manager  provides investment  advisory and management services to the Fund under an investment  advisory  agreement between the Manager and the Fund.
               The  Manager  selects  securities  for the Fund's  portfolio  and handles its day-to-day  business.  The portfolio  managers of the
               Fund are  employed  by the  Manager  and are the  persons who are principally  responsible  for the  day-to-day  management  of the
               Fund's portfolio. Other members of the Manager's Equity Portfolio
               Department  provide  the  portfolio  managers  with  counsel  and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

Fiscal Year ended 8/31:              Management Fees Paid to
                                     OppenheimerFunds, Inc.

     2002                                  $3,406,473

     2003                                  $4,792,388

    2004                                   $12,974,384

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     |X| Annual Approval of Investment Advisory Agreement.  Each year, the Board of Trustees,  including a majority of the Independent  Trustees,  is required to approve the renewal of the investment advisory agreement. The Investment Company
Act requires  that the Board  request and evaluate and the Manager  provide such information  as may  be  reasonably  necessary  to  evaluate  the  terms  of the investment  advisory agreement.  The Board employs an independent  consultant to prepare a report that provides such  information  as the Board requests for this purpose.

     The Board also receives  information about the 12b-1  distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

     The Board reviewed the foregoing information in arriving at its decision to renew  the  investment  advisory  agreement.  Among  other  factors,  the  Board considered:

               o The nature,  cost, and quality of the services  provided to the
               Fund and its shareholders;

               o The profitability of the Fund to the Manager;

               o The investment performance of the Fund in comparison to regular market indices;

               o Economies  of scale that may be  available to the Fund from the
               Manager;

               o Fees paid by other mutual funds for similar services;

               o The  value  and  quality  of any  other  benefits  or  services received by the Fund from its relationship with the Manager, and

               o The direct and indirect  benefits the Manager received from its relationship  with the Fund. These included  services provided by the Distributor  and the Transfer  Agent,  and brokerage and soft dollar  arrangements  permissible  under  Section  28(e)  of  the
               Securities Exchange Act.

     The Board  considered  that the Manager must be able to pay and retain high quality  personnel at  competitive  rates to provide  services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important  so that the  Manager  will be able to  continue  to  provide  quality services  to the Fund and its  shareholders  in  adverse  times.  The Board also considered  the  investment  performance  of other mutual  funds  advised by the
Manager.  The  Board is aware  that  there  are  alternatives  to the use of the
Manager.

     These matters were also  considered by the  Independent  Trustees,  meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules  regarding  the  independence  of counsel.

     After careful deliberation,  the Board, including the Independent Trustees, concluded  that it was in the best  interest of  shareholders  to  continue  the investment  advisory agreement for another year. In arriving at a decision,  the
Board did not  single  out any one  factor  or group of  factors  as being  more important than other factors,  but  considered all factors  together.  The Board judged the terms and conditions of the investment advisory agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

               Brokerage Provisions of the Investment Advisory Agreement. One of
               the duties of the Manager under the investment advisory agreement is to  arrange  the  portfolio  transactions  for the  Fund.  The advisory agreement contains provisions relating to the employment of  broker-dealers  to effect the Fund's portfolio  transactions.
               The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated" brokers, as that term is defined in the  Investment  Company  Act.  The Manager may employ broker-dealers  that the  Manager  thinks,  in its best  judgment based on all relevant  factors,  will implement the policy of the
               Fund to obtain,  at reasonable  expense,  the "best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most favorable  price  obtainable.
               The  Manager  need  not  seek  competitive   commission  bidding.
               However,  it is  expected  to be  aware of the  current  rates of eligible  brokers and to  minimize  the  commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates) that provide  brokerage and/or research  services to the Fund and/or the other  accounts  over which the Manager or its  affiliates  have  investment discretion.  The  commission  paid to those  brokers may be higher than  another qualified broker would charge,  if the Manager makes a good faith  determination that the commission is fair and reasonable in relation to the services provided.

     Subject to those  considerations,  as a factor in selecting brokers for the
Fund's portfolio  transactions,  the investment  advisory agreement also permits the  Manager  to  consider  sales of  shares  of the Fund and  other  investment companies for which the Manager or an affiliate  serves as  investment  adviser.
Notwithstanding  that  authority,  and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment  companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio  transactions.
However,  the Manager  may  continue to effect  portfolio  transactions  through brokers who sell shares of the Fund.

               Brokerage   Practices  Followed  by  the  Manager.   The  Manager
               allocates brokerage for the Fund subject to the provisions of the investment  advisory  agreement  and  the  procedures  and  rules described  above.  Generally,  the  Manager's  portfolio  traders allocate brokerage based upon  recommendations from the Manager's portfolio managers. In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the
               Manager's   executive   officers   supervise  the  allocation  of
               brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or for  certain  fixed-income  agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better price or  execution  can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the  purchase or sale of the option and any  transaction  in the  securities  to which the option relates.

     Other funds  advised by the Manager  have  investment  policies  similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could  affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security  on the same day from the same  dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in  accordance  with the purchase or sale orders actually placed for each account.

     In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option  relates.  When  possible,  the Manager  tries to combine  concurrent orders to  purchase or sell the same  security by more than one of the  accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful  only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the  Manager's  other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

     The Board of  Trustees  permits the  Manager to use stated  commissions  on secondary fixed-income agency trades to obtain research if the broker represents to the  Manager  that:  (i)  the  trade  is not  from or for  the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.
The Board of  Trustees  permits the Manager to use  commissions  on  fixed-price offerings  to obtain  research,  in the same manner as is  permitted  for agency transactions.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the Manager.  That  research  provides additional  views and  comparisons for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board  about  the  commissions  paid  to  brokers furnishing such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

  Fiscal Year Ended 8/31:        Total Brokerage Commissions Paid by the Fund 1

       2002                                        $955,773

       2003                                        $737,792

       2004                                        $3,586,565 2

               1.  Amounts do not include  spreads or  commissions  on principal transactions on a net trade basis.

               2. In the fiscal year ended 8/31/04,  the amount of  transactions directed to brokers for  research  services was  $14,515,146  and amount  of the  commissions  paid  to  broker-dealers  for  those services was $50,626.

Distribution and Service Plans

               The Distributor.  Under its General Distributor's  Agreement with
               the  Fund,  the   Distributor   acts  as  the  Fund's   principal
               underwriter  in the  continuous  public  offering  of the  Fund's classes of shares.  The Distributor  bears the expenses  normally attributable  to  sales,  including  advertising  and the cost of printing and mailing prospectuses,  other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 8/31:     Sales Charges on        Retained by
                Class A Shares          Distributor1
--------------- ----------------------- -----------------------
  -------------------------------------------------------------
         2002            $1,059,341          $222,403
  -------------------------------------------------------------
--------------- ----------------------- -----------------------
         2003             $903,547           $192,174
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------

     2004             $3,322,274               $673,973

  1.  Includes  amounts  retained  by a  broker-dealer  that  is an affiliate or a parent of the Distributor.

                   Fiscal Year Ended    Concessions on     Concessions on     Concessions on     Concessions on
                   8/31:                Class A Shares     Class B Shares     Class C Shares     Class N Shares
                                        Advanced by        Advanced by        Advanced by        Advanced by
                                        Distributor1       Distributor1       Distributor1       Distributor

     2002              $289,954               $706,630                $308,937                  $17,158

--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------

     2003              $225,942               $508,114                $265,308                  $49,110

--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------

     2004              $517,051              $1,238,790               $972,194                 $146,591

--------------- ----------------------- ---------------------- ------------------------ ------------------------

               1. The  Distributor  advances  concession  payments to  financial intermediaries  for certain sales of Class A shares and for sales of Class B and Class C shares from its own  resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales

Ended 8/31:     Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2002              $10,976                 $132,957                 $14,261                    $510

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003              $14,364                 $205,512                 $31,227                  $21,239
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2004              $21,792                 $222,817                 $87,428                  $44,033

--------------- ----------------------- ----------------------- ------------------------- -----------------------

               Distribution  and Service  Plans.  The Fund has adopted a Service
               Plan for Class A shares and  Distribution  and Service  Plans for
               Class B,  Class C and  Class N  shares  under  Rule  12b-1 of the
               Investment  Company  Act.  Under  those  plans  the Fund pays the
               Distributor  for  all or a  portion  of  its  costs  incurred  in connection with the  distribution  and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of  Trustees,  including a majority of the  Independent
               Trustees2,  cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Financial  intermediaries,  brokers and dealers may receive other  payments from the  Distributor or the Manager from their own resources in connection with the promotion  and/or sale of shares of the Fund,  including  payments to defray expenses  incurred in connection  with  educational  seminars and meetings.  The
Manager or Distributor may share expenses  incurred by financial  intermediaries in conducting  training and  educational  meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client  seminars or meetings at which the Fund is discussed.  In their sole  discretion,  the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval  must be by a majority of the shares of each class,  voting separately by class.

               __________
               2 In accordance  with Rule 12b-1 of the  Investment  Company Act, the tern  "Independent  Trustees/Director"  in this  Statement of
               Additional  Information  refers  to  those  Trustees  who are not
               "interested  persons"  of the Fund and who do not have any direct
               or  indirect   financial   interest  in  the   operation  of  the
               distribution plan or any agreements under the plan.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

               |X| Class A Service  Plan Fees.  Under the Class A service  plan, the Distributor currently uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions  (they are  referred  to as  "recipients")  for  personal  services  and account maintenance services they provide for their customers who
               hold  Class  A  shares.  The  services  include,   among  others,
               answering  customer  inquiries  about  the  Fund,   assisting  in
               establishing  and  maintaining  accounts in the Fund,  making the
               Fund's investment plans available and providing other services at the request of the Fund or the  Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to
               0.25% of average  annual net assets of Class A shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the  broker-dealer  of record.
               While the plan  permits  the Board to  authorize  payments to the
               Distributor to reimburse  itself for services under the plan, the
               Board  has not yet done  so,  except  in the case of the  special arrangement described below, regarding  grandfathered  retirement accounts.  The Distributor makes payments to recipients quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting  of Class A shares held in the accounts of the recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  During the first year the shares are sold, the  Distributor  retains the service fee to  reimburse  itself for the costs of distributing  the  shares.  After the first  year  shares are  outstanding,  the
Distributor makes service fee payments to recipients  quarterly on those shares.
The  advance  payment  is based on the net asset  value of shares  sold.  Shares purchased  by exchange do not qualify for the advance  service fee  payment.  If
Class A shares  purchased  by  grandfathered  retirement  accounts  are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal year ended August 31, 2004  payments  under the Class A plan totaled  $2,693,152,  of which $28,389 was retained by the Distributor under the arrangement described above,  regarding  grandfathered  retirement accounts, and included $38,384 paid to an affiliate of the Distributor's  parent company.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use  payments  received  under  the  Class  A plan  to pay  any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Distribution  and Service Plan Fees. Under
each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day  during  the  period.  Each plan  provides  for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients  provide  are  similar  to the  services  provided  under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year  after  their  purchase,  the  recipient  of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata  portion of the advance  payment of the  service fee made on those  shares.
Class B, Class C or Class N shares may not be purchased by an investor  directly from the Distributor without the investor  designating another  broker-dealer of record.  If the  investor no longer has another  broker-dealer  of record for an
existing   account,   the  Distributor  is   automatically   designated  as  the
broker-dealer of record,  but solely for the purpose of acting as the investor's agent to purchase  the  shares.  In those  cases,  the  Distributor  retains the asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets  represented  by that account.  The
Distributor  does not  receive or retain the  service fee on Class B, Class C or
Class N shares  in  accounts  for which it is  listed  as the  broker-dealer  of record.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The  asset-based  sales charge on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charge  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition that the Distributor:

               o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

               o may finance payment of sales concessions  and/or the advance of the  service fee payment to  recipients  under the plans,  or may provide  such  financing  from  its own  resources  or  from  the resources of an affiliate,

               o employs  personnel to support  distribution of Class B, Class C and Class N shares,

               o  bears  the  costs  of  sales   literature,   advertising   and
               prospectuses (other than those furnished to current shareholders)
               and  state  "blue  sky"   registration  fees  and  certain  other
               distribution expenses,

               o may not be able to  adequately  compensate  dealers  that  sell
               Class B,  Class C and Class N shares  without  receiving  payment under  the  plans  and  therefore  may not be able to offer  such
               Classes for sale absent the plans,

               o receives  payments under the plans  consistent with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

               o may use the  payments  under  the plan to  include  the Fund in various third-party distribution programs that may increase sales of Fund shares,

               o may experience  increased  difficulty selling the Fund's shares
               if  payments  under  the  plan  are  discontinued   because  most
               competitor  funds  have  plans  that pay  dealers  for  rendering distribution  services as much or more than the amounts currently being paid by the Fund, and

               o may not be  able to  continue  providing,  at the  same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's  actual expenses in selling Class
B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred  sales  charges  collected on redeemed  shares and from the asset-based  sales  charges  paid  to the  Distributor  by the  Fund  under  the distribution  and service plans.  Those excess  expenses are carried over on the
Distributor's  books and may be recouped from asset-based  sales charge payments from the Fund in future years.  However,  the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped  that relate to (i) expenses the  Distributor  has incurred that represent  compensation  and expenses of its sales personnel and (ii) other direct  distribution  costs it has  incurred,  such as sales  literature,  state registration  fees,  advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those  categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those  categories  of expenses  exceed the capped amount,  the Distributor  bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund, the Fund's Board of Trusteess may allow the Fund to continue  payments of the asset-based  sales charge to the
Distributor for distributing shares prior to the termination of the plan.

   Distribution Fees Paid to the Distributor for the Fiscal Year Ended 8/31/04

---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

      Class:          Total Payments Under     Amount Retained by         Distributor's           Distributor's
                                                                            Aggregate         Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                              Plan                 Distributor              Under Plan                Class

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class B Plan               $1,171,251               $879,5661               $2,377,812                1.99%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class C Plan               $1,451,896               $687,8802               $2,453,423                1.40%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class N Plan                $93,162                 $65,2663                 $293,334                 1.12%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------

               1.  Includes  $14,995 paid to an  affiliate of the  Distributor's parent company.

               2.  Includes  $16,989 paid to an  affiliate of the  Distributor's parent company.

               3.  Includes  $1,043 paid to an  affiliate  of the  Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

               Explanation of Performance  Terminology.  The Fund uses a variety of terms to illustrate  its investment  performance.  Those terms include "cumulative total return," "average annual total return,"
               "average  annual  total  return at net asset  value"  and  "total return at net asset value." An  explanation  of how total returns are  calculated  is set forth  below.  The charts  below show the
               Fund's  performance as of the Fund's most recent fiscal year end.
               You can obtain  current  performance  information  by calling the
               Fund's  Transfer  Agent  at  1.800.525.7048  or by  visiting  the
               OppenheimerFunds Internet website at www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

               o Total returns measure the performance of a hypothetical account in the Fund over various  periods and do not show the performance of each shareholder's  account.  Your account's  performance will vary  from  the  model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period, or you bought  your  shares at a  different  time and price than the shares used in the model.

               o The Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.

               o An  investment  in the Fund is not  insured  by the FDIC or any other government agency.

               o The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

               o When an investor's shares are redeemed,  they may be worth more or less than their original cost.

               o Total  returns for any given past period  represent  historical
               performance   information   and  are  not,   and  should  not  be
               considered, a prediction of future returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  those  investments,  the  types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.

               o Average Annual Total Return.  The "average annual total return"
               of each class is an average annual  compounded rate of return for each  year in a  specified  number  of  years.  It is the rate of return  based on the  change in value of a  hypothetical  initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the  formula)  to  achieve an Ending  Redeemable
               Value ("ERV" in the formula) of that investment, according to the following formula:

                                1/n
                        ( ERV )      - 1 = Average Annual Total Return
                        ( --- )
                        (  P  )

     o Average Annual Total Return (After Taxes on Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

                 - 1 = Average Annual Total Return (After Taxes on Distributions)
ATVD l/n
---
 P

     o  Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)"  of Class A shares is an average annual  compounded rate of return for each year in a  specified  number of years,  adjusted  to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions  made by the
Fund  during the  specified  period and the  effect of  capital  gains  taxes or capital loss tax benefits (each calculated using the highest federal  individual capital  gains tax rate in effect on the  redemption  date)  resulting  from the redemption  of the  shares  at the end of the  period.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n  - 1 = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
 P

     o Cumulative  Total  Return.  The  "cumulative  total  return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000  over an entire period of years. Its calculation uses some of the same factors as average annual  total  return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P

----------------  = Total Return

       P

               o Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"  (without  deducting sales charges) for Class A,
               Class  B,  Class  C or  Class N  shares.  Each  is  based  on the difference  in net asset value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares  (without  considering  front-end or  contingent  deferred sales charges) and takes into  consideration  the reinvestment of dividends and capital gains distributions.

               The Fund's Total Returns for the Periods Ended 8/31/04

Class of      Cumulative Total                              Average Annual Total Returns
Shares        Returns (10 years or
              life-of-class)

-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------

                                                  1-Year                    5-Year                   10-Year
                                                                     (or life of class if      (or life of class if
                                                                            less)                     less)

-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class A1         138.42%      152.97%      21.22%       28.61%       14.27%       15.63%       11.81%       12.66%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class B2         141.85%      141.85%      22.50%       27.50%       14.54%       14.77%       12.01%       12.01%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class C3         138.23%      138.23%      26.60%       27.60%       14.74%       14.74%       11.79%       11.79%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N4         45.60%       45.60%       27.16%       28.16%       11.33%       11.33%         N/A          N/A

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Inception of Class A:      11/18/96
Inception of Class B:      11/18/96
Inception of Class C:      11/18/96
Inception of Class N:      03/01/01

----------------------------------------------------------------------------------------------------------------
                     Average Annual Total Returns for Class A Shares (After Sales Charge)

                                         For the Periods Ended 8/31/04

----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------
                                                  1-Year                 5-Year                  10-Year

                                                                                          (or life of class if
                                                                                                  less)

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions                      20.50%                 13.55%                  10.96%

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions and                  14.30%                 12.09%                   9.89%

Redemption of Fund Shares
------------------------------------------ --------------------- ------------------------ ----------------------

               Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in
               its  Annual   Report  to   shareholders.   You  can  obtain  that
               information  by contacting the Transfer Agent at the addresses or telephone  numbers  shown  on the  cover  of  this  Statement  of
               Additional Information. The Fund may also compare its performance to that of other  investments,  including  other mutual funds, or use rankings of its performance by independent  ranking entities.
               Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual  fund  monitoring  service.  Morningstar  rates  mutual  funds  in  their specialized market sector. The Fund is rated among diversified  emerging markets funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic  conditions.  That may include,  for example,

o information about the performance of certain securities or commodities markets or segments of those markets,

o information about the performance of the economies of particular  countries or regions,

o the  earnings of  companies  included in  segments of  particular  industries, sectors, securities markets, countries or regions,

o the availability of different types of securities or offerings of securities,

o information  relating to the gross national or gross  domestic  product of the
United States or other countries or regions,

o comparisons of various  market sectors or indices to demonstrate  performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

               Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix B contains  more information about the special sales charge  arrangements  offered by the Fund, and the  circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.  The
Fund will not issue or re-register physical share certificates.

               AccountLink.  When shares are purchased through AccountLink, each purchase  must be at least $50 and  shareholders  must  invest at least $500 before an Asset Builder Plan (described  below) can be established  on a new  account.  Accounts  established  prior  to
               November  1, 2002 will  remain at $25 for  additional  purchases.
               Shares  will  be  purchased  on  the  regular  business  day  the
               Distributor  is  instructed  to initiate the  Automated  Clearing
               House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through  the ACH  system  before  the close of The New York Stock
               Exchange ("the  Exchange").  The Exchange normally closes at 4:00
               P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the  Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated.  If the  proceeds of the ACH transfer are not received on a timely basis,  the Distributor  reserves the right to cancel the  purchase  order.  The  Distributor  and  the  Fund  are  not responsible  for any delays in purchasing  shares  resulting from delays in ACH transmissions.

               Reduced Sales Charges. As discussed in the Prospectus,  a reduced sales  charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of
               sales  efforts  and   reduction  in  expenses   realized  by  the
               Distributor,  dealers  and brokers  making  such sales.  No sales charge is imposed in certain  other  circumstances  described  in
               Appendix B to this  Statement of Additional  Information  because the  Distributor  or dealer or broker incurs little or no selling expenses.

               The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for  which  the  Distributor  acts as the  distributor  and currently include the following:

Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York
   Municipals                          Oppenheimer Main Street Fund
Oppenheimer Balanced Fund              Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                  Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund  Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund  Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund  Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund        Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities
     Fund                              Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund    Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined Allocation
    Fund                               Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund             Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies
    Fund                               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund            Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.          Oppenheimer Real Estate Fund
Oppenheimer Global Fund                Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities
    Fund                              Oppenheimer Select Value Fund
Oppenheimer Gold & Special
    Minerals Fund                     Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund               Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund           Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund   Oppenheimer Total Return Bond Fund
Oppenheimer International Growth
    Fund                              Oppenheimer U.S. Government Trust
Oppenheimer International Small
   Company Fund                      Oppenheimer Value Fund
Oppenheimer International Value
    Fund                             Limited-Term New York Municipal Fund
Oppenheimer Limited Term California
   Municipal Fund                    Rochester Fund Municipals
Oppenheimer Limited-Term Government
    Fund

And the following money market funds:

Oppenheimer Cash Reserves                      Centennial Government Trust
Oppenheimer Money Market Fund, Inc.            Centennial Money Market Trust
Centennial America Fund, L. P.                 Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust         Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

               Letters of Intent.  Under a Letter of Intent  ("Letter"),  if you
               purchase Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales  charge rate that  applies to your  purchases of
               Class A shares.  The total amount of your  intended  purchases of both Class A and Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased during that period.
               You can include  purchases  made up to 90 days before the date of the Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

     A Letter is an investor's  statement in writing to the  Distributor  of the intention  to purchase  Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases  of shares  which,  when added to the  investor's holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by  reinvestment  of dividends or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

4. By signing the Letter, the investor irrevocably  constitutes and appoints the
Transfer  Agent as  attorney-in-fact  to  surrender  for  redemption  any or all escrowed shares.

5. The shares  eligible for  purchase  under the Letter (or the holding of which may be counted toward  completion of a Letter) include:

(a) Class A shares  sold with a front-end  sales  charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other  Oppenheimer  funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired  subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were  acquired  subject to a contingent  deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

               Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish your account with $500. Subsequently, you can
               establish  an  Asset  Builder  Plan  to  automatically   purchase
               additional  shares  directly from a bank account for as little as
               $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25.  Shares  purchased by Asset Builder
               Plan payments  from bank  accounts are subject to the  redemption restrictions  for recent  purchases  described in the Prospectus.
               Asset  Builder  Plans are  available  only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy  shares for
               OppenheimerFunds    employer-sponsored    qualified    retirement
               accounts.   Asset  Builder  Plans  also  enable  shareholders  of
               Oppenheimer  Cash  Reserves  to use their  fund  account  to make monthly  automatic  purchases  of  shares  of  up to  four  other
               Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

               Retirement Plans.  Certain types of retirement plans are entitled to  purchase  shares  of the Fund  without  sales  charges  or at reduced sales charge  rates,  as described in an Appendix to this
               Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose  records  are  maintained  on a daily  valuation  basis  by
               Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
               independent   record  keeper  that  has  a  contract  or  special
               arrangement  with Merrill Lynch.  If on the date the plan sponsor signed the Merrill  Lynch record  keeping  service  agreement the plan has less than $1 million in assets  invested  in  applicable investments  (other than assets  invested in money market funds), then the retirement  plan may purchase only Class C shares of the
               Oppenheimer  funds.  If on the date the plan  sponsor  signed the
               Merrill Lynch record  keeping  service  agreement the plan has $1 million  or more in  assets  but less than $5  million  in assets invested in applicable investments (other than assets invested in money market funds),  then the retirement  plan may purchase only
               Class N shares of the Oppenheimer  funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets  invested in applicable investments  (other than assets  invested in money market funds), then the retirement  plan may purchase only Class A shares of the
               Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

               Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's  shares  (for  example,  when a purchase  check is returned to the Fund  unpaid)  causes a loss to be incurred  when the net asset  values of the  Fund's  shares on the  cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the  purchase  order.  The investor is responsible  for that loss.  If the investor  fails to compensate the Fund for the loss, the  Distributor  will do so. The Fund may reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

               Classes of Shares. Each class of shares of the Fund represents an interest  in the  same  portfolio  of  investments  of the  Fund.
               However,  each class has  different  shareholder  privileges  and features.  The net  income  attributable  to Class B,  Class C or
               Class N shares and the  dividends  payable on Class B, Class C or
               Class N shares  will be reduced  by  incremental  expenses  borne solely by that class.  Those  expenses  include  the  asset-based sales  charges  to which  Class B, Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The  Distributor  will not accept  purchase  order of  $100,000 or more for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset  value  whether or not  subject  to a  contingent deferred sales charge as described in the Prospectus,  no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares  purchased with the  redemption  proceeds of shares of another mutual  fund  offered  as an  investment  option in a  retirement  plan in which
Oppenheimer  funds  are also  offered  as  investment  options  under a  special arrangement with the Distributor, if the purchase occurs more than 30 days after the  Oppenheimer  funds are  added as an  investment  option  under  that  plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

               o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

               o to all rollover  contributions made to Individual 401(k) plans,
               Profit-Sharing Plans and Money Purchase Pension Plans,

               o  to  all  direct   rollovers  from   OppenheimerFunds-sponsored
               Pinnacle and Ascender retirement plans,

               o to all trustee-to-trustee IRA transfers,

               o to all 90-24 type 403(b) transfers,

               o to Group  Retirement  Plans (as  defined in  Appendix B to this
               Statement of  Additional  Information)  which have entered into a special agreement with the Distributor for that purpose,

                    o to Retirement  Plans  qualified  under Sections  401(a) or
                    401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special  agreement with the Distributor,

                    o to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the  Oppenheimer  funds is $500,000 or more,

                    o to  OppenheimerFunds-sponsored  Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

                    o to  certain  customers  of  broker-dealers  and  financial advisors that are identified in a special  agreement between the  broker-dealer or financial  advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  A  shares  of one  or  more
                    Oppenheimer    funds   (other   than   rollovers   from   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  C  shares  of one  or  more
                    Oppenheimer  funds  held by the plan for more  than one year
                    (other  than  rollovers  from an  OppenheimerFunds-sponsored
                    Pinnacle or Ascender  401(k) plan to any IRA invested in the
                    Oppenheimer funds), and

                    o   on    purchases    of    Class    N    shares    by   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

                    Fund Account Fees. As stated in the Prospectus, a $12 annual
                    "Minimum  Balance Fee" is assessed on each Fund account with a share balance valued under $500.  The Minimum  Balance Fee is automatically  deducted from each such Fund account on or about the second to last business day of September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

                    A fund account  whose shares were acquired  after  September
                    30th of the prior year;

                    o A fund  account  that has a balance  below $500 due to the automatic  conversion  of  shares  from  Class B to  Class A shares. However, once all Class B shares held in the account have  been  converted  to  Class A  shares  the new  account balance may become subject to the Minimum Balance Fee;

                    o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

                    o A fund account that has only certificated  shares and, has a balance below $500 and is being escheated;

                    o Accounts of shareholders  that are held by  broker-dealers under the NSCC Fund/SERV system;

                    o Accounts held under the Oppenheimer  Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

                    o Omnibus  accounts holding shares pursuant to the Pinnacle,
                    Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
                    Retirement Plan programs; and

                    o A fund account  that falls below the $500  minimum  solely due  to  market  fluctuations  within  the  12-month  period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit
the  Service  Center  on  our  website  at   www.oppenheimerfunds.com   or  call
1.888.470.0862 for instructions.

                    The Fund  reserves the authority to modify Fund Account Fees in its discretion.

                    Determination  of Net Asset Values Per Share.  The net asset values  per  share of each  class of  shares of the Fund are determined  as of the close of business  of the  Exchange on each day that the Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable to a class by the  number of shares of that  class  that are outstanding.  The  Exchange  normally  closes at 4:00  P.M.,
                    Eastern time,  but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before  a U.S.  holiday).  All  references  to  time in this
                    Statement of Additional Information mean "Eastern time." The
                    Exchange's most recent annual announcement (which is subject to change)  states  that it will  close on New  Year's  Day,
                    Martin Luther King, Jr. Day,  Presidents'  Day, Good Friday,
                    Memorial Day,  Independence Day, Labor Day, Thanksgiving Day
                    and Christmas Day. It may also close on other days.

     Dealers  other  than  Exchange  members  may  conduct  trading  in  certain securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but before the close of the Exchange,  will not be reflected in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting

      Securities  Valuation.  The Fund's  Board of  Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

o Equity  securities  traded on a U.S.  securities  exchange or on  Nasdaq(R)are valued as follows:

(1) if last sale information is regularly reported,  they are valued at the last reported  sale price on the  principal  exchange  on which they are traded or on
Nasdaq(R), as applicable, on that day, or

(2) if last sale  information  is not  available on a valuation  date,  they are valued at the last  reported sale price  preceding  the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

                    o Equity securities traded on a foreign securities  exchange generally  are valued in one of the  following  ways:

(1) at the last sale price  available  to the  pricing  service  approved by the
Board of  Trustees,  or

(2) at the last  sale  price  obtained  by the  Manager  from the  report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

                    o Long-term debt securities  having a remaining  maturity in excess of 60 days are valued  based on the mean  between the
                    "bid" and "asked" prices  determined by a portfolio  pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

                    o The  following  securities  are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's  Board of Trustees or obtained by the
                    Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and

(3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

                    o The following  securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

                    (1) money market debt securities held by a non-money  market fund that had a maturity  of less than 397 days when  issued that have a remaining maturity of 60 days or less, and

                    (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

                    o Securities  (including  restricted  securities) not having readily-available market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security  may be  priced at the mean  between  the "bid" and
                    "asked"  prices  provided by a single  active  market  maker
                    (which in certain cases may be the "bid" price if no "asked"
                    price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing  prices in the London foreign  exchange  market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq(R)on  the valuation date.
If not, the value shall be the closing bid price on the principal exchange or on
Nasdaq(R)on  the valuation  date. If the put, call or future is not traded on an exchange  or on  Nasdaq(R),  it shall be  valued by the mean  between  "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

                    The information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

                    Sending  Redemption  Proceeds  by Federal  Funds  Wire.  The
                    Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for business on a day when the Fund would normally  authorize the wire to be made, which is  usually  the  Fund's  next  regular  business  day following the redemption.  In those circumstances,  the wire will not be transmitted  until the next bank business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by
                    Federal Funds wire.]

                    Reinvestment Privilege. Within six months of a redemption, a shareholder  may  reinvest  all or  part  of the  redemption proceeds of:

                    o Class A  shares  purchased  subject  to an  initial  sales charge  or Class A shares  on  which a  contingent  deferred sales charge was paid, or

                    o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C, and  Class N  shares.  The Fund  may  amend,  suspend  or  cease  offering  this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

                    Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.
                    However, under certain circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the remaining shareholders of the Fund to make  payment of a  redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a  distribution  "in  kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

                    Involuntary  Redemptions.  The Fund's  Board of Trustees has
                    the right to cause the involuntary  redemption of the shares held in any  account  if the  aggregate  net asset  value of those shares is less than $200 or such lesser  amount as the
                    Board  may fix.  The Board  will not  cause the  involuntary redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares  has  fallen  below the  stated
                    minimum  solely as a result of market  fluctuations.  If the
                    Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders  in question
                    (not  less than 30 days).  The Board may  alternatively  set requirements for the shareholder to increase the investment, or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

                    Transfers  of Shares.  A transfer  of shares to a  different registration  is not an event that  triggers  the payment of sales  charges.  Therefore,  shares  are not  subject to the payment of a contingent  deferred  sales charge of any class at the time of  transfer  to the name of  another  person or entity.  It does not matter  whether the transfer  occurs by absolute assignment, gift or bequest, as long as it does not involve,  directly  or  indirectly,  a  public  sale  of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same  manner and at the same time as the transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

                    Distributions   From   Retirement   Plans.    Requests   for
                    distributions    from    OppenheimerFunds-sponsored    IRAs,
                    SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k)
                    plans or pension or profit-sharing plans should be addressed to  "Trustee,  OppenheimerFunds  Retirement  Plans," c/o the
                    Transfer Agent at its address listed in "How To Sell Shares"
                    in the  Prospectus or on the back cover of this Statement of
                    Additional Information. The request must:

                    (1) state the reason for the distribution;

                    (2) state the  owner's  awareness  of tax  penalties  if the distribution is premature; and

                    (3) conform to the  requirements  of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

                    Special  Arrangements  for Repurchase of Shares from Dealers
                    and  Brokers.   The  Distributor  is  the  Fund's  agent  to
                    repurchase its shares from authorized  dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to  arrange  this type of  redemption.  The repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase  order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker  from its  customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00
                    P.M., but may do so earlier on some days. Additionally,  the order  must have been  transmitted  to and  received  by the
                    Distributor   prior  to  its  close  of  business  that  day
                    (normally 5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

                    Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund  valued  at $5,000 or more can  authorize the Transfer  Agent to redeem  shares  (having a value of at
                    least   $50)   automatically   on  a   monthly,   quarterly,
                    semi-annual  or annual basis under an  Automatic  Withdrawal
                    Plan.  Shares will be redeemed  three business days prior to the date  requested  by the  shareholder  for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders of record.  Payments must also be sent to the  address of record for the  account  and the address must not have been  changed  within the prior 30
                    days.      Required     minimum      distributions      from
                    OppenheimerFunds-sponsored   retirement  plans  may  not  be
                    arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix B to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without  a sales  charge  will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

                    As stated in the Prospectus, shares of a particular class of
                    Oppenheimer  funds  having more than one class of shares may be  exchanged  only for  shares  of the same  class of other
                    Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed "Class
                    A" shares for this  purpose.  You can obtain a current  list showing which funds offer which classes of shares by calling the Distributor.

                    o All of the  Oppenheimer  funds currently offer Class A, B,
                    C, N and Y shares with the following exceptions:

                    The following funds only offer Class A shares:

 Centennial America Fund, L.P.             Centennial Money Market Trust
 Centennial California Tax
     Exempt Trust                          Centennial New York Tax Exempt Trust
     Centennial Government Trust           Centennial Tax Exempt Trust

              The following funds do not offer Class N shares:

   Limited Term New York Municipal Fund
   Oppenheimer AMT-Free Municipals
   Oppenheimer AMT-Free New York Municipals
   Oppenheimer California Municipal Fund
   Oppenheimer International Value Fund
   Oppenheimer Limited Term California Municipal Fund
   Oppenheimer Limited Term Municipal Fund
   Oppenheimer New Jersey Municipal Fund
   Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Rochester National Municipals
   Oppenheimer Senior Floating Rate Fund
   Rochester Fund Municipals

     The following funds do not offer Class Y shares:

     Limited Term New York Municipal Fund    Oppenheimer International Small
                                                Company Fund
     Oppenheimer AMT-Free Municipals         Oppenheimer Limited Term Municipal
                                                Fund
     Oppenheimer AMT-Free New York
             Municipals                   Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund            Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal
            Fund                       Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Capital Income Fund   Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Cash Reserves         Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Champion Income Fund  Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible
            Securities Fund            Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined
            Allocation Fund            Oppenheimer Rochester National Municipals
     Oppenheimer Developing
           Markets Fund                Oppenheimer Senior Floating Rate Fund
     Oppenheimer Gold & Special
            Minerals Fund              Oppenheimer Small Cap Value Fund
     Oppenheimer International
            Bond Fund                  Oppenheimer Total Return Bond Fund
     Oppenheimer International
            Growth Fund

                    o  Oppenheimer  Money Market Fund,  Inc. only offers Class A and Class Y shares.

                    o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.

                    o Class B,  Class C and Class N shares of  Oppenheimer  Cash
                    Reserves are generally  available  only by exchange from the same class of shares of other  Oppenheimer  funds or through
                    OppenheimerFunds-sponsored 401(k) plans.

                    o Class M shares of Oppenheimer  Convertible Securities Fund
                    may  be   exchanged   only  for  Class  A  shares  of  other
                    Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer  funds  except
                    Class  A  shares  of   Oppenheimer   Money  Market  Fund  or
                    Oppenheimer  Cash  Reserves  acquired by exchange of Class M shares.

                    o Shares of Oppenheimer Capital Preservation Fund may not be
                    exchanged for shares of Oppenheimer Money Market Fund, Inc.,
                    Oppenheimer   Cash  Reserves  or  Oppenheimer   Limited-Term
                    Government  Fund. Only  participants  in certain  retirement
                    plans   may   purchase   shares   of   Oppenheimer   Capital
                    Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer funds for shares of Oppenheimer
                    Capital Preservation Fund.

                    o Class A shares of  Oppenheimer  funds may be  exchanged at net asset value for shares of any money  market fund offered
                    by  the  Distributor.   Shares  of  any  money  market  fund
                    purchased without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a  sales  charge  upon payment  of the  sales  charge.  They  may  also  be used to purchase  shares of  Oppenheimer  funds  subject to an early withdrawal charge or contingent deferred sales charge.

                    o Shares of Oppenheimer  Money Market Fund,  Inc.  purchased with the redemption proceeds of shares of other mutual funds
                    (other   than   funds   managed   by  the   Manager  or  its
                    subsidiaries)  redeemed  within  the 30 days  prior  to that purchase may  subsequently  be exchanged for shares of other
                    Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred sales charge.  To qualify for that privilege,  the investor or the investor's  dealer must notify the  Distributor of eligibility for this privilege at the time the shares of Oppenheimer  Money Market Fund,  Inc.
                    are  purchased.  If  requested,  they must  supply  proof of entitlement to this privilege.

                    o Shares of the Fund acquired by  reinvestment  of dividends or distributions  from any of the other Oppenheimer funds or from  any  unit  investment  trust  for  which  reinvestment arrangements  have  been made  with the  Distributor  may be exchanged  at  net  asset  value  for  shares  of any of the
                    Oppenheimer funds.

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    may be exchanged at net asset value for shares of any of the
                    Oppenheimer funds.  However,  shareholders are not permitted to exchange shares of other  Oppenheimer funds for shares of
                    Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    II may be  exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    II  until  after  the  expiration  of  the  warranty  period
                    (2/4/2011).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    III may be exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    III  until  after  the  expiration  of the  warranty  period
                    (12/6/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

                    o When Class A shares of any  Oppenheimer  fund  (other than
                    Rochester National Municipals and Rochester Fund Municipals)
                    acquired by  exchange  of Class A shares of any  Oppenheimer fund  purchased  subject  to a Class A  contingent  deferred sales charge are redeemed within 18 months measured from the beginning of the calendar  month of the initial  purchase of the  exchanged  Class  A  shares,  the  Class  A  contingent deferred sales charge is imposed on the redeemed shares.

                    o When Class A shares of Rochester  National  Municipals and
                    Rochester  Fund  Municipals  acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class
                    A contingent  deferred  sales charge are redeemed  within 24 months of the beginning of the calendar month of the initial purchase  of the  exchanged  Class  A  shares,  the  Class A contingent  deferred sales charge is imposed on the redeemed shares.

                    o If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer  Senior Floating
                    Rate Fund are  subject  to the Class A  contingent  deferred sales  charge of the other  Oppenheimer  fund at the time of exchange,  the  holding  period for that Class A  contingent deferred  sales charge will carry over to the Class A shares of  Oppenheimer  Senior  Floating  Rate Fund acquired in the exchange.  The Class A shares of Oppenheimer Senior Floating
                    Rate Fund  acquired in that  exchange will be subject to the
                    Class  A  Early  Withdrawal  Charge  of  Oppenheimer  Senior
                    Floating  Rate  Fund  if they  are  repurchased  before  the expiration of the holding period.

                    o When  Class A shares  of  Oppenheimer  Cash  Reserves  and
                    Oppenheimer  Money Market Fund, Inc. acquired by exchange of
                    Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales  charge are  redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were  exchanged  is imposed on the redeemed shares.

                    o With  respect to Class B shares  (other than  Limited-Term
                    Government Fund,  Limited Term Municipal Fund,  Limited Term
                    New York Municipal Fund,  Oppenheimer  Capital  Preservation
                    Fund and Oppenheimer Senior Floating Rate Fund), the Class B
                    contingent  deferred  sales  charge  is  imposed  on Class B shares  acquired by exchange if they are redeemed within six years  of the  initial  purchase  of the  exchanged  Class B shares.

                    o With respect to Class B shares of Limited-Term  Government
                    Fund,  Limited Term  Municipal  Fund,  Limited Term New York
                    Municipal Fund,  Oppenheimer  Capital  Preservation Fund and
                    Oppenheimer   Senior   Floating  Rate  Fund,   the  Class  B
                    contingent  deferred  sales  charge  is  imposed  on Class B shares  acquired by exchange if they are  redeemed  within 5 years  of the  initial  purchase  of the  exchanged  Class B shares.

                    o With  respect  to Class C shares,  the Class C  contingent deferred sales charge is imposed on Class C shares  acquired by  exchange  if they are  redeemed  within 12 months of the initial purchase of the exchanged Class C shares.

                    o With respect to Class N shares,  a 1% contingent  deferred sales  charge  will be imposed if the  retirement  plan (not including  IRAs and 403(b)  plans) is  terminated or Class N shares  of  all  Oppenheimer  funds  are  terminated  as  an investment  option  of the  plan  and  Class  N  shares  are redeemed within 18 months after the plan's first purchase of
                    Class N shares of any Oppenheimer fund or with respect to an individual  retirement  plan or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first  purchase of Class N shares of any Oppenheimer fund.

                    o When Class B, Class C or Class N shares  are  redeemed  to effect an exchange,  the priorities described in "How To Buy
                    Shares" in the Prospectus for the imposition of the Class B,
                    Class C or Class N contingent  deferred sales charge will be followed  in  determining  the order in which the shares are exchanged.  Before exchanging  shares,  shareholders  should take into account how the exchange may affect any contingent
                    deferred   sales   charge  that  might  be  imposed  in  the
                    subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent receives an exchange  request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange request that may disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer  might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

                    Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no  assurance as to the payment of any dividends  or the  realization  of any  capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the  Fund or borne  separately  by a  class.  Dividends  are calculated in the same manner,  at the same time, and on the same day for each class of  shares.  However,  dividends  on
                    Class B, Class C and Class N shares are expected to be lower than  dividends  on Class A shares.  That is  because of the effect of the  asset-based  sales charge on Class B, Class C and  Class N shares.  Those  dividends  will also  differ in amount as a consequence  of any  difference in the net asset values of the different classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated  investment  company  under  Subchapter  M of the  Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue
Code,  by December  31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that the
Fund  will  meet  those  requirements.  To meet  this  requirement,  in  certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     Taxation  of  Fund   Distributions.   The  Fund  anticipates   distributing
substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

                    |X| Tax Effects of Redemptions  of Shares.  If a shareholder
                    redeems all or a portion of his/her shares,  the shareholder will  recognize a gain or loss on the redeemed  shares in an amount equal to the  difference  between the proceeds of the redeemed shares and the shareholder's  adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder  purchases other shares  of the Fund  within  30 days  before  or  after  the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a  foreign  person  (to  include,  but  not  limited  to,  a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  All income and any tax withheld (in this  situation) by the Fund is  remitted  by the Fund to the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

                    Dividend  Reinvestment in Another Fund.  Shareholders of the
                    Fund may elect to  reinvest  all  dividends  and/or  capital gains  distributions  in shares of the same  class of any of the other Oppenheimer funds listed above.  Reinvestment will be made  without  sales  charge at the net  asset  value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder  must notify the  Transfer  Agent in writing and must  have an  existing  account  in the fund  selected  for reinvestment.  Otherwise the shareholder first must obtain a prospectus  for  that  fund  and  an  application  from  the
                    Distributor  to  establish  an  account.   Dividends  and/or
                    distributions from shares of certain other Oppenheimer funds
                    (other than  Oppenheimer  Cash  Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

                    The Distributor. The Fund's shares are sold through dealers, brokers and other financial  institutions  that have a sales
                    agreement  with   OppenheimerFunds   Distributor,   Inc.,  a
                    subsidiary   of  the   Manager   that  acts  as  the  Fund's
                    Distributor.  The Distributor also distributes shares of the other  Oppenheimer  funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

                    The Transfer Agent.  OppenheimerFunds  Services,  the Fund's
                    Transfer  Agent,  is  a  division  of  the  Manager.  It  is responsible for maintaining the Fund's shareholder  registry and shareholder accounting records, and for paying dividends
                    and   distributions   to   shareholders.   It  also  handles
                    shareholder  servicing  and  administrative   functions.  It
                    serves as the Transfer  Agent for an annual per account fee.
                    It also acts as  shareholder  servicing  agent for the other
                    Oppenheimer  funds.  Shareholders  should  direct  inquiries about their  accounts to the  Transfer  Agent at the address and toll-free numbers shown on the back cover.

                    The  Custodian.  J.P.  Morgan Chase Bank is the custodian of the Fund's assets. The custodian's  responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the
                    Fund.  It is the  practice  of the  Fund  to deal  with  the
                    custodian   in  a  manner   uninfluenced   by  any   banking
                    relationship the custodian may have with the Manager and its affiliates.  The Fund's cash  balances with the custodian in excess of  $100,000  are not  protected  by federal  deposit
                    insurance.   Those  uninsured   balances  at  times  may  be
                    substantial.

                    Independent  Registered  Public  Accounting  Firm.  KPMG LLP
                    serves as an Independent  Registered  Public Accounting Firm for the Fund. They audit the Fund's financial statements and perform other related  audit  services.  They also act as an
                    independent   registered  public  accounting  firm  for  the
                    Manager and certain other funds advised by the

                                           Manager and its affiliates.

                    Audit and  non-audit  services  provided  by KPMG LLP to the
                    Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DEVELOPING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Developing Markets Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
September 22, 2004

STATEMENT OF INVESTMENTS August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--95.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--20.1%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.1%
Hyundai Autonet Co. Ltd. 1                             10,200,000   $ 20,745,912
--------------------------------------------------------------------------------
AUTOMOBILES--1.5%
Bajaj Auto Ltd.                                           528,000     10,622,072
--------------------------------------------------------------------------------
Hero Honda Motors Ltd.                                    500,000      4,772,433
--------------------------------------------------------------------------------
PT Astra International Tbk                             17,900,000     12,130,736
                                                                    ------------
                                                                      27,525,241

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.2%
Danubius Hotel & Spa Rt. 2                                210,000      4,486,476
--------------------------------------------------------------------------------
Greek Organization of Football Prognostics SA             375,000      7,215,490
--------------------------------------------------------------------------------
Hongkong & Shanghai Hotels Ltd. (The)                  19,156,000     12,402,123
--------------------------------------------------------------------------------
Intralot SA Integrated Lottery                          1,339,140     20,352,514
--------------------------------------------------------------------------------
Jollibee Foods Corp.                                   34,100,000     15,179,843
                                                                    ------------
                                                                      59,636,446

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.0%
Corporacion GEO SA de CV, Series B 1, 2                28,530,000     37,184,718
--------------------------------------------------------------------------------
Steinhoff International Holdings Ltd.                  14,800,000     18,276,840
                                                                    ------------
                                                                      55,461,558

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.5%
LG Home Shopping, Inc. 1                                  687,900     27,684,253
--------------------------------------------------------------------------------
MEDIA--6.6%
Corporacion Interamericana de Entretenimiento
SA de CV 2                                              4,906,300     10,169,390
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                          992,000     47,744,960
--------------------------------------------------------------------------------
Shaw Brothers Ltd.                                      5,999,000   $  5,614,377
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                           8,389,500     21,190,809
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                              4,125,000     17,081,512
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                      6,750,656     22,227,947
                                                                    ------------
                                                                     124,028,995

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Lojas Americanas SA, Preference 1                   2,226,500,000     26,965,981
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.3%
Courts (Singapore) Ltd. 1                              10,700,000      3,315,793
--------------------------------------------------------------------------------
JD Group Ltd.                                           3,022,000     20,732,961
                                                                    ------------
                                                                      24,048,754

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Folli-Follie SA                                           330,000     10,320,161
--------------------------------------------------------------------------------
CONSUMER STAPLES--12.0%
--------------------------------------------------------------------------------
BEVERAGES--2.3%
Coca-Cola Femsa SA de CV,
Sponsored ADR                                             543,450     11,075,511
--------------------------------------------------------------------------------
Companhia de
Bebidas das Americas, ADR                               1,081,000     23,457,700
--------------------------------------------------------------------------------
Serm Suk Public Co. Ltd.                                7,323,000      4,222,270
--------------------------------------------------------------------------------
United Breweries Holdings Ltd. 1, 2                     1,850,000      1,374,730
--------------------------------------------------------------------------------
United Breweries Ltd. 1, 2                              1,462,826      3,469,321
                                                                    ------------
                                                                      43,599,532

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--4.2%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, Sponsored ADR                            1,461,600     30,108,960
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                  5,201,200     12,690,928

                    20 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                           Value
                                                           Shares     See Note 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Jeronimo Martins SGPS SA 2                              1,615,632   $ 17,491,285
--------------------------------------------------------------------------------
President Chain Store Corp.                            10,435,074     15,471,851
--------------------------------------------------------------------------------
PT Hero Supermarket Tbk 1, 2, 3                        20,000,000      3,255,069
                                                                    ------------
                                                                      79,018,093

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%
Sadia SA, Preference                                   14,005,000     23,923,813
--------------------------------------------------------------------------------
Tiger Brands Ltd.                                         945,000     13,622,135
                                                                    ------------
                                                                      37,545,948

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.5%
Amore Pacific Corp.                                        96,424     18,315,500
--------------------------------------------------------------------------------
Natura Cosmeticos SA                                      464,300      9,009,990
                                                                    ------------
                                                                      27,325,490

--------------------------------------------------------------------------------
TOBACCO--2.0%
Eastern Tobacco Co. 3                                     797,441     11,195,521
--------------------------------------------------------------------------------
ITC Ltd.                                                1,144,700     25,849,578
                                                                    ------------
                                                                      37,045,099

--------------------------------------------------------------------------------
ENERGY--3.8%
--------------------------------------------------------------------------------
OIL & GAS--3.8%
Bharat Petroleum Corp. Ltd.                             1,920,055     14,535,015
--------------------------------------------------------------------------------
Oil & Natural Gas Corp. Ltd.                              561,260      8,642,871
--------------------------------------------------------------------------------
SK Corp.                                                1,237,347     46,898,880
--------------------------------------------------------------------------------
YUKOS, ADR                                                105,600      1,774,080
                                                                    ------------
                                                                      71,850,846

--------------------------------------------------------------------------------
FINANCIALS--24.1%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--11.0%
Banco Bradesco SA, Preference                             610,000     29,718,483
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones
SA, Cl. E                                                 405,000      6,791,850
--------------------------------------------------------------------------------
Commercial International Bank,
Sponsored GDR                                           1,100,000   $  4,323,000
--------------------------------------------------------------------------------
Commercial International Bank,
Sponsored GDR 4                                         1,800,000      7,074,000
--------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                       2,340,000      9,221,483
--------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV                      24,049,000     35,484,209
--------------------------------------------------------------------------------
HDFC Bank Ltd.                                            404,348      3,204,432
--------------------------------------------------------------------------------
HSBC Holdings plc                                       1,843,011     28,589,932
--------------------------------------------------------------------------------
HSBC Holdings plc, Sponsored ADR                          141,254     11,000,862
--------------------------------------------------------------------------------
ICICI Bank Ltd.                                           782,896      4,550,287
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                          1,925,000     23,485,000
--------------------------------------------------------------------------------
Uniao de Bancos Brasileiros SA,
Sponsored GDR                                           1,229,300     28,150,970
--------------------------------------------------------------------------------
Yapi ve Kredi Bankasi AS 2                          5,691,909,000     13,646,935
                                                                    ------------
                                                                     205,241,443

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Tisco Finance Public Co. Ltd.                          10,599,980      5,958,908
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
Fubon Financial Holding Co. Ltd.                       10,925,000     10,007,634
--------------------------------------------------------------------------------
Fubon Financial Holding Co. Ltd., GDR                   1,639,500     15,083,400
--------------------------------------------------------------------------------
Guoco Group Ltd.                                        2,050,000     17,345,931
--------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS                        3,783,023,360     12,282,543
--------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS, Sponsored ADR            12,000,000      9,900,000
--------------------------------------------------------------------------------
Kiatnakin Finance Public Co. Ltd.                       5,399,920      3,956,698
--------------------------------------------------------------------------------
Old Mutual plc                                         13,855,890     26,473,041
                                                                    ------------
                                                                      95,049,247

                    21 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--2.9%
Aksigorta AS 1                                       8,762,905,700   $26,554,260
--------------------------------------------------------------------------------
Ping An Insurance (Group) Co. of
China Ltd. 2                                             7,000,500     9,154,383
--------------------------------------------------------------------------------
Sanlam Ltd.                                             13,000,000    17,582,931
                                                                     -----------
                                                                      53,291,574

--------------------------------------------------------------------------------
REAL ESTATE--3.2%
Brazil Realty SA Empreendimentos
e Participacoes 1, 3                                       394,000       488,630
--------------------------------------------------------------------------------
Brazil Realty SA, GDR 1, 3                                 435,720     5,075,049
--------------------------------------------------------------------------------
Medinet Nasr for Housing &
Development Co. 1, 3                                     1,060,000     7,350,694
--------------------------------------------------------------------------------
SM Prime Holdings, Inc.                                316,570,000    32,130,502
--------------------------------------------------------------------------------
Solidere, GDR 2                                             53,075       372,852
--------------------------------------------------------------------------------
Solidere, GDR 2, 4                                       2,129,378    14,958,880
                                                                     -----------
                                                                      60,376,607

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.6%
Housing Development Finance Corp. Ltd.                   2,548,500    30,589,146
--------------------------------------------------------------------------------
HEALTH CARE--2.7%
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.7%
Divi's Laboratories Ltd. 2                                 381,652     9,668,902
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                              250,000     3,800,151
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.,
Sponsored ADR                                              540,000     8,532,000
--------------------------------------------------------------------------------
Pliva d.d., GDR 4                                          600,000     8,538,000
--------------------------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.                       2,312,238    19,271,975
                                                                     -----------
                                                                      49,811,028
--------------------------------------------------------------------------------
INDUSTRIALS--6.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
Empresa Brasileira de Aeronautica SA,
Preference                                               8,315,800   $55,343,964
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.3%
Sinotrans Ltd.                                          76,500,000    24,028,538
--------------------------------------------------------------------------------
MACHINERY--2.1%
Hyundai Heavy Industries Co. Ltd.                        1,110,000    25,031,441
--------------------------------------------------------------------------------
Larsen & Toubro Ltd. 2                                     768,050    13,788,784
                                                                     -----------
                                                                      38,820,225

--------------------------------------------------------------------------------
ROAD & RAIL--0.4%
All America Latina Logistica, Preference 2                 386,400     8,038,229
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.7%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.4%
Benq Corp.                                              24,510,700    25,043,228
--------------------------------------------------------------------------------
Lite-On
Technology Corp.                                        21,406,270    19,985,889
                                                                     -----------
                                                                      45,029,117

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
AU Optronics Corp., ADR                                    268,800     3,330,432
--------------------------------------------------------------------------------
Synnex Technology International Corp. 2                 14,099,800    20,905,458
                                                                     -----------
                                                                      24,235,890

--------------------------------------------------------------------------------
IT SERVICES--2.6%
HCL Technologies Ltd.                                    4,240,200    29,112,503
--------------------------------------------------------------------------------
Hughes Software Systems Ltd.                               975,590    11,427,829
--------------------------------------------------------------------------------
NIIT Ltd.                                                  850,883     2,854,936
--------------------------------------------------------------------------------
NIIT Technologies Ltd. 2                                 1,276,324     5,336,829
                                                                     -----------
                                                                      48,732,097

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
PKL Corp. 2                                              1,485,779     7,667,622
--------------------------------------------------------------------------------
MATERIALS--9.1%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Asian Paints Ltd.                                        2,622,800    17,857,783

                    22 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.4%
Cemex SA de CV, Sponsored ADR                           904,394   $   25,594,350
--------------------------------------------------------------------------------
Ultratech Cemco Ltd. 2                                  240,547        1,379,928
                                                                  --------------
                                                                      26,974,278

--------------------------------------------------------------------------------
METALS & MINING--6.7%
Anglo American Platinum Corp. Ltd.                      565,000       25,174,533
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd. 2                     81,364        1,640,775
--------------------------------------------------------------------------------
Antofagasta plc                                         693,880       12,481,836
--------------------------------------------------------------------------------
Companhia Siderurgica Nacional SA,
Sponsored ADR                                           994,000       15,387,120
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR               684,000       33,310,800
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                           225,000       18,947,908
--------------------------------------------------------------------------------
PT Aneka Tambang Tbk 1                              135,094,900       18,022,265
                                                                  --------------
                                                                     124,965,237

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.8%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
IMPSAT Fiber Networks, Inc. 2                            50,100          255,510
--------------------------------------------------------------------------------
Portugal Telecom SA                                   1,112,100       11,335,660
--------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                      685,000        6,987,000
--------------------------------------------------------------------------------
PT Telekomunikasi Indonesia Tbk 2                    26,200,000       21,390,608
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA                     2,737,718       36,047,712
                                                                  --------------
                                                                      76,016,490

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
SK Telecom Co. Ltd.                                     158,750       23,889,262
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                              1,448,000       27,367,200
                                                                  --------------
                                                                      51,256,462

--------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.7%
Companhia Energetica de Minas Gerais,
Preference                                        1,836,000,000   $   33,809,498
--------------------------------------------------------------------------------
Electricidade de Portugal SA                          5,849,500       16,241,685
                                                                  --------------
                                                                      50,051,183

--------------------------------------------------------------------------------
GAS UTILITIES--0.7%
Gail India Ltd.                                       3,237,690       12,895,588
                                                                  --------------
Total Common Stocks
(Cost $1,441,363,346)                                              1,785,032,965

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Coca-Cola Femsa SA de CV, Sponsored
ADR Rts., Exp. 9/1/04 2                                 198,393               --
--------------------------------------------------------------------------------
United Breweries Ltd. Rts., Exp. 2/28/05 2            1,755,391               --
                                                                  --------------
Total Rights, Warrants and
Certificates (Cost $0)                                                        --

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.1%
--------------------------------------------------------------------------------
Undivided interest of 9.49% in joint
repurchase agreement (Principal Amount/
Value $806,836,000, with a maturity value
of $806,870,963) with UBS Warburg LLC,
1.56%, dated 8/31/04, to be repurchased
at $76,609,320 on 9/1/04, collateralized
by Federal National Mortgage Assn.,
5%, 3/1/34, with a value
of $824,829,716
(Cost $76,606,000)                                  $76,606,000       76,606,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,517,969,346)                                      99.5%   1,861,638,965
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                          0.5        9,099,774
                                                  ------------------------------
NET ASSETS                                                100.0%  $1,870,738,739
                                                  ==============================

                    23 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2004.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $181,486,675. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS        GROSS            SHARES
                                                 AUGUST 31, 2003       ADDITIONS   REDUCTIONS   AUGUST 31, 2004
---------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Aksigorta AS                                       3,074,518,594   5,688,387,106           --     8,762,905,700
Brazil Realty SA Empreendimentos e Participacoes          49,000         345,000           --           394,000
Brazil Realty SA, GDR                                    435,720              --           --           435,720
Corporacion GEO SA de CV, Series B                     5,273,000      23,257,000           --        28,530,000
Courts (Singapore) Ltd.                               11,300,000              --      600,000        10,700,000
Hyundai Autonet Co. Ltd.                                      --      10,200,000           --        10,200,000
LG Home Shopping, Inc.                                   326,500         361,400           --           687,900
Lojas Americanas SA, Preference                    2,000,000,000     230,709,000    4,209,000     2,226,500,000
Medinet Nasr for Housing & Development Co.               720,000         340,000           --         1,060,000
NIIT Ltd.*                                             2,500,000           3,400    2,503,400                --
PT Aneka Tambang Tbk                                  94,772,600      40,322,300           --       135,094,900
PT Hero Supermarket Tbk                               17,938,200       2,061,800           --        20,000,000
United Breweries Holdings Ltd.                         1,850,000              --           --         1,850,000
United Breweries Ltd.                                  1,450,289          12,537           --         1,462,826
                                                     UNREALIZED
                                                   APPRECIATION      DIVIDEND      REALIZED
                                                 (DEPRECIATION)        INCOME   GAIN (LOSS)
--------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Aksigorta AS                                       $ 7,357,415    $   920,648   $        --
Brazil Realty SA Empreendimentos e Participacoes        82,242         13,049            --
Brazil Realty SA, GDR                                 (988,670)       139,463            --
Corporacion GEO SA de CV, Series B                  24,793,866             --            --
Courts (Singapore) Ltd.                               (483,451)       709,386      (377,127)
Hyundai Autonet Co. Ltd.                            (5,049,046)       262,439            --
LG Home Shopping, Inc.                              (7,682,905)       557,629            --
Lojas Americanas SA, Preference                     20,736,479      1,620,493         5,581
Medinet Nasr for Housing & Development Co.           1,407,765        266,884            --
NIIT Ltd.*                                                  --        183,756    (7,073,143)
PT Aneka Tambang Tbk                                 7,272,770        471,364            --
PT Hero Supermarket Tbk                              1,129,267             --            --
United Breweries Holdings Ltd.                      (1,415,657)            --            --
United Breweries Ltd.                                  309,662             --            --
                                                   -----------------------------------------
                                                   $47,469,737    $ 5,145,111   $(7,444,689)
                                                   =========================================

*No longer an affiliate as of August 31, 2004.

2. Non-income producing security.

3. Illiquid security. See Note 6 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $30,570,880 or 1.63% of the Fund's net assets as of August 31, 2004

                    24 | OPPENHEIMER DEVELOPING MARKETS FUND

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                              VALUE   PERCENT
--------------------------------------------------------------------------------
Brazil                                                  $  358,836,899     19.3%
India                                                      289,250,040     15.5
Korea, Republic of South                                   197,600,070     10.6
Mexico                                                     176,474,621      9.5
South Africa                                               115,978,083      6.2
Taiwan                                                     109,827,892      5.9
United Kingdom                                              78,545,671      4.2
United States                                               76,861,510      4.1
Turkey                                                      62,383,738      3.4
Indonesia                                                   54,798,678      3.0
Hong Kong                                                   52,443,943      2.8
Portugal                                                    52,055,630      2.8
Philippines                                                 47,310,345      2.5
Greece                                                      37,888,165      2.0
Singapore                                                   37,197,530      2.0
China                                                       33,182,921      1.8
Egypt                                                       29,943,215      1.6
Lebanon                                                     15,331,732      0.8
Thailand                                                    14,137,876      0.8
Croatia                                                      8,538,000      0.5
Panama                                                       6,791,850      0.4
Hungary                                                      4,486,476      0.2
Russia                                                       1,774,080      0.1
                                                        ------------------------
Total                                                   $1,861,638,965    100.0%
                                                        ========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    25 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--see accompanying statement of
investments:
Unaffiliated companies (cost $1,383,952,408)                     $1,680,152,290
Affiliated companies (cost $134,016,938)                            181,486,675
                                                                 ---------------
                                                                  1,861,638,965
--------------------------------------------------------------------------------
Cash                                                                    691,004
--------------------------------------------------------------------------------
Cash--foreign currencies (cost $12,235,061)                          12,018,690
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    6,075,200
Interest and dividends                                                5,547,259
Investments sold                                                        128,839
Other                                                                    15,253
                                                                 ---------------
Total assets                                                      1,886,115,210

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        81
--------------------------------------------------------------------------------
Payables and other liabilities:
Foreign capital gains tax                                             8,333,913
Shares of beneficial interest redeemed                                4,808,292
Distribution and service plan fees                                      716,059
Custodian fees                                                          559,684
Transfer and shareholder servicing agent fees                           413,994
Shareholder communications                                              255,688
Investments purchased                                                    75,459
Trustees' compensation                                                   73,447
Other                                                                   139,854
                                                                 ---------------
Total liabilities                                                    15,376,471

--------------------------------------------------------------------------------
NET ASSETS                                                       $1,870,738,739
                                                                 ===============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                                                  $1,543,557,393
--------------------------------------------------------------------------------
Accumulated net investment loss                                      (7,081,902)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                  (941,425)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies            335,204,673
                                                                 ---------------
NET ASSETS                                                       $1,870,738,739
                                                                 ===============

                    26 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,549,854,054 and 73,472,198 shares of beneficial interest
outstanding)                                                              $21.09
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                  $22.38
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,749,436 and 5,737,954 shares of beneficial interest
outstanding)                                                              $20.87
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $175,024,954 and 8,453,593 shares of beneficial interest
outstanding)                                                              $20.70
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,110,295 and 1,252,819 shares of beneficial interest
outstanding)                                                              $20.84

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    27 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,165,962)   $38,882,543
Affiliated companies (net of foreign withholding taxes of $422,982)         5,145,111
--------------------------------------------------------------------------------------
Interest                                                                      869,968
                                                                          ------------
Total investment income                                                    44,897,622

--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            12,974,384
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                     2,693,152
Class B                                                                     1,171,251
Class C                                                                     1,451,896
Class N                                                                        93,162
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                     2,798,004
Class B                                                                       379,128
Class C                                                                       371,739
Class N                                                                        86,444
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                       277,102
Class B                                                                        68,488
Class C                                                                        43,981
Class N                                                                         2,683
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                 1,412,201
--------------------------------------------------------------------------------------
Trustees' compensation                                                         51,065
--------------------------------------------------------------------------------------
Other                                                                         143,347
                                                                          ------------
Total expenses                                                             24,018,027
Less reduction to custodian expenses                                           (5,962)
Less payments and waivers of expenses                                         (21,881)
                                                                          ------------
Net expenses                                                               23,990,184

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      20,907,438

                    28 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments:
   Unaffiliated companies (net of foreign capital gains tax of $3,168,045)   $ 53,018,521
   Affiliated companies                                                        (7,444,689)
Foreign currency transactions                                                  (1,365,139)
                                                                             -------------
Net realized gain                                                              44,208,693
------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $8,333,913)                  200,342,286
Translation of assets and liabilities denominated in foreign currencies         1,777,479
                                                                             -------------
Net change in unrealized appreciation                                         202,119,765

------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $267,235,896
                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    29 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                   2004           2003
------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   20,907,438   $  6,138,146
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          44,208,693    (12,608,261)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             202,119,765    156,873,384
                                                                              ------------------------------
Net increase in net assets resulting from operations                             267,235,896    150,403,269

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (27,952,368)    (5,036,106)
Class B                                                                           (2,748,497)      (444,216)
Class C                                                                           (3,209,280)      (484,074)
Class N                                                                             (455,621)       (56,763)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          774,658,690    139,680,513
Class B                                                                           13,494,351      5,073,409
Class C                                                                           76,067,428     15,689,824
Class N                                                                           14,703,179      5,246,193

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total increase                                                                 1,111,793,778    310,072,049
------------------------------------------------------------------------------------------------------------
Beginning of period                                                              758,944,961    448,872,912
                                                                              ------------------------------
End of period (including accumulated net investment income
(loss) of $(7,081,902) and $1,063,410,respectively)                           $1,870,738,739   $758,944,961
                                                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    30 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                         2004        2003       2002       2001        2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    16.92    $  13.43   $  12.93   $  16.85    $  11.40
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .48         .19        .25        .21         .20
Net realized and unrealized gain (loss)                 4.31        3.50        .45      (3.54)       5.37
                                                  ----------------------------------------------------------
Total from investment operations                        4.79        3.69        .70      (3.33)       5.57
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)       (.20)      (.20)      (.20)       (.12)
Distributions from net realized gain                      --          --         --       (.39)         --
                                                  ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.62)       (.20)      (.20)      (.59)       (.12)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    21.09    $  16.92   $  13.43   $  12.93    $  16.85
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     28.61%      27.93%      5.44%    (20.08)%     49.12%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,549,854    $588,450   $337,405   $167,178    $114,137
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,145,452    $374,841   $257,746   $153,027    $ 77,848
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   1.64%       1.42%      1.91%      1.76%       1.56%
Total expenses                                          1.52%       1.81%      1.81%      1.69%       1.96%
Expenses after payments and waivers
and reduction to custodian expenses                      N/A 3      1.76%      1.77%       N/A 3       N/A 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   15%          6%        10%        16%         22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    31 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                       2004         2003      2002      2001       2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.79      $ 13.32   $ 12.82   $ 16.70    $ 11.30
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .12          .09       .15       .12        .11
Net realized and unrealized gain (loss)               4.46         3.47       .44     (3.53)      5.33
                                                  ------------------------------------------------------
Total from investment operations                      4.58         3.56       .59     (3.41)      5.44
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.50)        (.09)     (.09)     (.08)      (.04)
Distributions from net realized gain                    --           --        --      (.39)        --
                                                  ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.50)        (.09)     (.09)     (.47)      (.04)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.87      $ 16.79   $ 13.32   $ 12.82    $ 16.70
                                                  ======================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.50%       26.98%     4.61%   (20.67)%    48.20%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $119,749      $84,705   $63,005   $45,393    $48,146
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $117,271      $62,676   $54,744   $48,135    $37,333
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.61%        0.66%     1.14%     0.92%      0.78%
Total expenses                                        2.41%        2.67%     2.58%     2.46%      2.72%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3,4     2.52%     2.54%      N/A 4      N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%           6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    32 | OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C   YEAR ENDED AUGUST 31,                       2004       2003      2002      2001       2000
------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.67    $ 13.25   $ 12.78   $ 16.68    $ 11.31
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .31        .10       .17       .12        .09
Net realized and unrealized gain (loss)               4.25       3.44       .41     (3.52)      5.32
                                                  ----------------------------------------------------
Total from investment operations                      4.56       3.54       .58     (3.40)      5.41
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.53)      (.12)     (.11)     (.11)      (.04)
Distributions from net realized gain                    --         --        --      (.39)        --
                                                  ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.53)      (.12)     (.11)     (.50)      (.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.70    $ 16.67   $ 13.25   $ 12.78    $ 16.68
                                                  ====================================================

------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.60%     27.05%     4.54%   (20.68)%    47.93%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $175,025    $77,081   $46,722   $20,864    $16,363
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $145,460    $52,236   $33,334   $19,646    $10,230
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.83%      0.66%     1.15%     0.94%      0.82%
Total expenses                                        2.31%      2.57%     2.57%     2.46%      2.71%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3     2.52%     2.53%      N/A 3      N/A 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%         6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    33 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                      2004     2003     2002    2001 1
---------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 16.77   $13.36   $12.91   $ 15.26
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .45      .22      .32       .05
Net realized and unrealized gain (loss)              4.22     3.41      .34     (2.40)
                                                  -------------------------------------
Total from investment operations                     4.67     3.63      .66     (2.35)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.60)    (.22)    (.21)       --
Distributions from net realized gain                   --       --       --        --
                                                  -------------------------------------
Total dividends and/or distributions
to shareholders                                      (.60)    (.22)    (.21)       --
---------------------------------------------------------------------------------------
Net asset value, end of period                    $ 20.84   $16.77   $13.36   $ 12.91
                                                  =====================================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  28.16%   27.73%    5.13%   (15.40)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $26,110   $8,709   $1,741   $    77
---------------------------------------------------------------------------------------
Average net assets (in thousands)                 $18,770   $4,196   $  686   $    35
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                1.31%    1.27%    1.68%     1.63%
Total expenses                                       1.99%    2.08%    2.04%     1.96%
Expenses after payments and waivers
and reduction to custodian expenses                  1.88%    1.99%    2.00%      N/A 4
---------------------------------------------------------------------------------------
Portfolio turnover rate                                15%       6%      10%       16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    34 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).

     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone.
Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed
(either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

                    35 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments

                    36 | OPPENHEIMER DEVELOPING MARKETS FUND

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED      ACCUMULATED             OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM             LOSS            FOR FEDERAL INCOME
INCOME                    GAIN     CARRYFORWARD 1,2,3,4          TAX PURPOSES
-----------------------------------------------------------------------------
$27,704,600                $--       $9,286,337                  $308,829,234

1. The Fund had $594,538 of post-October foreign currency losses which were deferred.

2. The Fund had $8,691,799 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended August 31, 2004, the Fund utilized $19,295,605 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                      REDUCTION TO
                                    REDUCTION TO   ACCUMULATED NET
               INCREASE TO       ACCUMULATED NET     REALIZED GAIN
               PAID-IN CAPITAL   INVESTMENT LOSS    ON INVESTMENTS 5
               -----------------------------------------------------
               $7,721,161             $5,313,016       $13,034,177

5. $7,699,737, including $6,565,959 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2004   AUGUST 31, 2003
           ------------------------------------------------------------
           Distributions paid from:
           Ordinary income                $34,365,766        $6,021,159

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

                    37 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES continued

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities          $1,544,344,785
          Federal tax cost of other investments       12,310,601
                                                  ---------------
          Total federal tax cost                  $1,556,655,386
                                                  ===============
          Gross unrealized appreciation           $  362,795,416
          Gross unrealized depreciation              (53,966,182)
                                                  ---------------
          Net unrealized appreciation             $  308,829,234
                                                  ===============

Certain foreign countries impose a tax on capital gains which is accrued by the
Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August
31, 2004, the Fund's projected benefit obligations were increased by $13,214 and payments of $3,812 were made to retired trustees, resulting in an accumulated liability of $53,767 as of August 31, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                    38 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED AUGUST 31, 2004    YEAR ENDED AUGUST 31, 2003
                                SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------

CLASS A
Sold                        63,139,029   $1,266,479,821    27,774,840   $ 381,173,305
Dividends and/or
distributions reinvested     1,184,139       23,007,783       345,063       4,409,888
Redeemed                   (25,627,852)    (514,828,914)  (18,474,251)   (245,902,680)
                           -----------------------------------------------------------
Net increase                38,695,316   $  774,658,690     9,645,652   $ 139,680,513
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                         2,655,996   $   52,882,450     2,331,057   $  31,318,480
Dividends and/or
distributions reinvested       126,635        2,449,139        31,756         404,888
Redeemed                    (2,090,223)     (41,837,238)   (2,048,970)    (26,649,959)
                           -----------------------------------------------------------
Net increase                   692,408   $   13,494,351       313,843   $   5,073,409
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                         5,461,597   $  108,717,047     2,690,076   $  35,884,161
Dividends and/or
distributions reinvested       143,023        2,741,763        33,761         427,423
Redeemed                    (1,775,168)     (35,391,382)   (1,624,911)    (20,621,760)
                           -----------------------------------------------------------
Net increase                 3,829,452   $   76,067,428     1,098,926   $  15,689,824
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS N
Sold                         1,134,305   $   22,542,746       508,343   $   6,839,560
Dividends and/or
distributions reinvested        23,641          454,865         4,454          56,525
Redeemed                      (424,467)      (8,294,432)     (123,773)     (1,649,892)
                           -----------------------------------------------------------
Net increase                   733,479   $   14,703,179       389,024   $   5,246,193
                           ===========================================================

                    39 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were
$1,015,247,737 and $196,431,554, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million and
0.85% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2004, the Fund paid
$3,384,804 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributors's aggregate uncompensated expenses under the plan at August 31,
2004 for Class B, Class C and Class N shares were

                    40 | OPPENHEIMER DEVELOPING MARKETS FUND

$2,377,812, $2,453,423 and $293,334, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------

August 31, 2004        $673,973         $21,792        $222,817         $87,428         $44,033

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31,
2004, OFS waived $1,006 and $20,875 for Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

                    41 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

As of August 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                       CONTRACT
                          EXPIRATION     AMOUNT   VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION            DATE     (000s)   AUGUST 31, 2004   DEPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Philippines Peso [PHP]        9/1/04   4,238PHP           $75,459            $81

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was
$27,364,963, which represents 1.46% of the Fund's net assets.

--------------------------------------------------------------------------------

7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the
"Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

     OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                                                        A-1
                                                    Appendix A

                                             Industry Classifications

Aerospace & Defense                               Household Products
Air Freight & Couriers                            Industrial Conglomerates
Airlines                                          Insurance
Auto Components                                   Internet & Catalog Retail
Automobiles                                       Internet Software & Services
Beverages                                         IT Services
Biotechnology                                     Leisure Equipment & Products
Building Products                                 Machinery
Chemicals                                         Marine
Consumer Finance                                  Media
Commercial Banks                                  Metals & Mining
Commercial Services & Supplies                    Multiline Retail
Communications Equipment                          Multi-Utilities
Computers & Peripherals                           Office Electronics
Construction & Engineering                        Oil & Gas
Construction Materials                            Paper & Forest Products
Containers & Packaging                            Personal Products
Distributors                                      Pharmaceuticals
Diversified Financial Services                    Real Estate
Diversified Telecommunication Services            Road & Rail
Electric Utilities                    Semiconductors and Semiconductor Equipment
Electrical Equipment                              Software
Electronic Equipment & Instruments                Specialty Retail
Energy Equipment & Services                       Textiles, Apparel & Luxury Goods
Food & Staples Retailing                          Thrifts & Mortgage Finance
Food Products                                     Tobacco
Gas Utilities                                     Trading Companies & Distributors
Health Care Equipment & Supplies                  Transportation Infrastructure
Health Care Providers & Services                  Water Utilities
Hotels Restaurants & Leisure                      Wireless Telecommunication Services
Household Durables

                                                       B-13
                                                    Appendix B

          OppenheimerFunds Special Sales Charge Arrangements and Waivers
      --------------------------------------------------------------

                    In certain  cases,  the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent  deferred sales charge that may apply to Class A,
                    Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by  OppenheimerFunds
                    Distributor,  Inc.,  (referred  to in this  document  as the
                    "Distributor"),   or   by   dealers   or   other   financial
                    institutions  that offer those shares to certain  classes of investors.

                    Not all waivers  apply to all funds.  For  example,  waivers relating  to  Retirement  Plans do not apply to  Oppenheimer municipal  funds,  because  shares  of those  funds  are not available for purchase by or on behalf of retirement  plans.
                    Other waivers apply only to shareholders of certain funds.

                    For the purposes of some of the waivers  described below and in the Prospectus and Statement of Additional Information of
                    the applicable Oppenheimer funds, the term "Retirement Plan"
                    refers to the following types of plans:

                    1) plans  qualified  under Sections  401(a) or 401(k) of the
                    Internal Revenue Code,

                    2) non-qualified deferred compensation plans,

                    3) employee benefit plans3

                    4) Group Retirement Plans4

                    5) 403(b)(7) custodial plan accounts

                    6)  Individual   Retirement  Accounts  ("IRAs"),   including
                    traditional  IRAs,  Roth IRAs,  SEP-IRAs,  SARSEPs or SIMPLE plans

                    The   interpretation   of   these   provisions   as  to  the
                    applicability  of  a  special  arrangement  or  waiver  in a particular case is in the sole discretion of the Distributor or the transfer  agent  (referred to in this document as the
                    "Transfer Agent") of the particular  Oppenheimer fund. These
                    waivers   and  special   arrangements   may  be  amended  or
                    terminated   at  any  time  by  a   particular   fund,   the
                    Distributor,  and/or OppenheimerFunds,  Inc. (referred to in this document as the "Manager").

                    Waivers that apply at the time shares are  redeemed  must be requested by the shareholder and/or dealer in the redemption request.

I.  Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

                    Purchases  of Class A Shares of  Oppenheimer  Funds That Are
                    Not  Subject to Initial  Sales  Charge but May Be Subject to
                    the  Class A  Contingent  Deferred  Sales  Charge  (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under  "Class A  Contingent  Deferred  Sales  Charge."5  This waiver provision applies to:

                    |_|  Purchases of Class A shares  aggregating  $1 million or
                    more.

                    |_|  Purchases of Class A shares by a  Retirement  Plan that
                    was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March
                    1, 2001.  That  included  plans (other than IRA or 403(b)(7)
                    Custodial  Plans) that: 1) bought shares costing $500,000 or more,  2) had at the time of purchase  100 or more  eligible employees  or total plan assets of  $500,000 or more,  or 3)
                    certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

                    |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA,
                    if the purchases are made:

                    1) through a broker,  dealer, bank or registered  investment
                    adviser  that  has  made  special   arrangements   with  the
                    Distributor for those purchases, or

                    2) by a direct  rollover of a distribution  from a qualified
                    Retirement Plan if the  administrator  of that Plan has made
                    special   arrangements   with  the   Distributor  for  those
                    purchases.

                    |_|  Purchases  of Class A shares by  Retirement  Plans that
                    have any of the following record-keeping arrangements:

                    1) The record  keeping is performed by Merrill  Lynch Pierce
                    Fenner & Smith, Inc.  ("Merrill Lynch") on a daily valuation basis for the Retirement  Plan. On the date the plan sponsor signs the  record-keeping  service  agreement  with  Merrill
                    Lynch,  the Plan must have $3  million or more of its assets invested in (a) mutual  funds,  other than those  advised or
                    managed  by  Merrill  Lynch  Investment   Management,   L.P.
                    ("MLIM"),  that are made available under a Service Agreement between  Merrill  Lynch  and  the  mutual  fund's  principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds  described in (a) and (b) are referred to as "Applicable Investments").

                    2) The record keeping for the  Retirement  Plan is performed on a daily valuation basis by a record keeper whose services are  provided  under a contract or  arrangement  between the
                    Retirement  Plan  and  Merrill  Lynch.  On the date the plan sponsor  signs the record  keeping  service  agreement  with
                    Merrill Lynch,  the Plan must have $3 million or more of its assets  (excluding  assets  invested in money market  funds)
                    invested in Applicable Investments.

                    3) The record keeping for a Retirement Plan is handled under a service  agreement  with Merrill Lynch and on the date the plan sponsor signs that agreement,  the Plan has 500 or more eligible  employees (as determined by the Merrill Lynch plan conversion manager).

II.

                  Waivers of Class A Sales Charges of Oppenheimer Funds

                    A. Waivers of Initial and Contingent  Deferred Sales Charges
                    for Certain Purchasers.

                    Class A shares purchased by the following  investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

                    |_| The Manager or its affiliates.

                    |_|  Present or former  officers,  directors,  trustees  and
                    employees (and their "immediate  families") of the Fund, the
                    Manager and its affiliates, and retirement plans established by them for their  employees.  The term  "immediate  family"
                    refers   to   one's   spouse,    children,    grandchildren,
                    grandparents, parents, parents-in-law, brothers and sisters, sons- and  daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children,  step-parents,  etc.)
                    are included.

                    |_| Registered management investment companies,  or separate
                    accounts of insurance companies having an agreement with the
                    Manager or the Distributor for that purpose.

                    |_| Dealers or brokers that have a sales  agreement with the
                    Distributor,  if they purchase shares for their own accounts or for retirement plans for their employees.

                    |_|  Employees  and  registered  representatives  (and their
                    spouses) of dealers or brokers  described above or financial institutions that have entered into sales  arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the  Distributor at the time of purchase that the purchase  is for the  purchaser's  own  account  (or for the benefit of such employee's spouse or minor children).

                    |_|  Dealers,   brokers,   banks  or  registered  investment
                    advisors  that  have  entered  into an  agreement  with  the
                    Distributor providing  specifically for the use of shares of the Fund in particular investment products made available to their  clients.  Those  clients may be charged a transaction fee by  their  dealer,  broker,  bank  or  advisor  for  the purchase or sale of Fund shares.

                    |_|  Investment  advisors  and  financial  planners who have
                    entered  into  an  agreement   for  this  purpose  with  the
                    Distributor and who charge an advisory,  consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

                    |_| "Rabbi  trusts" that buy shares for their own  accounts,
                    if the purchases are made through a broker or agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.

                    |_| Clients of  investment  advisors or  financial  planners
                    (that have entered  into an agreement  for this purpose with the  Distributor)  who buy shares for their own accounts may also purchase  shares without sales charge but only if their accounts are linked to a master account of their  investment advisor or financial planner on the books and records of the broker,  agent or  financial  intermediary  with  which  the
                    Distributor  has made such  special  arrangements  . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

                    |_| Directors,  trustees, officers or full-time employees of
                    OpCap  Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

                    |_|   Accounts  for  which   Oppenheimer   Capital  (or  its
                    successor) is the investment  advisor (the  Distributor must
                    be  advised  of  this   arrangement)  and  persons  who  are
                    directors  or  trustees of the company or trust which is the beneficial owner of such accounts.

                    |_| A  unit  investment  trust  that  has  entered  into  an
                    appropriate agreement with the Distributor.

                    |_|  Dealers,   brokers,  banks,  or  registered  investment
                    advisers  that  have  entered  into an  agreement  with  the
                    Distributor to sell shares to defined contribution  employee retirement plans for which the dealer,  broker or investment adviser provides administration services.

                    |_|  Retirement  Plans and deferred  compensation  plans and
                    trusts used to fund those  plans  (including,  for  example, plans  qualified or created under sections  401(a),  401(k),
                    403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made through a broker,  agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.

                    |_| A TRAC-2000  401(k) plan  (sponsored by the former Quest
                    for  Value  Advisors)  whose  Class B or Class C shares of a
                    Former  Quest for  Value  Fund  were  exchanged  for Class A shares  of that Fund due to the  termination  of the Class B and Class C TRAC-2000 program on November 24, 1995.

                    |_| A  qualified  Retirement  Plan that had agreed  with the
                    former Quest for Value Advisors to purchase shares of any of the Former  Quest for Value Funds at net asset  value,  with such shares to be held  through  DCXchange,  a  sub-transfer agency mutual fund  clearinghouse,  if that  arrangement was consummated  and share  purchases  commenced by December 31,
                    1996.

                    B. Waivers of Initial and Contingent  Deferred Sales Charges
                    in Certain Transactions.

                    Class  A  shares   issued  or  purchased  in  the  following
                    transactions  are  not  subject  to  sales  charges  (and no concessions are paid by the Distributor on such purchases):

                    |_|  Shares  issued  in  plans  of  reorganization,  such as
                    mergers,  asset  acquisitions and exchange offers,  to which the Fund is a party.

                    |_| Shares  purchased  by the  reinvestment  of dividends or
                    other  distributions  reinvested  from  the  Fund  or  other
                    Oppenheimer  funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which  reinvestment  arrangements have been made with the Distributor.

                    |_| Shares  purchased by the reinvestment of loan repayments
                    by a participant in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

                    C. Waivers of the Class A Contingent  Deferred  Sales Charge
                    for Certain Redemptions.

                    The Class A contingent  deferred sales charge is also waived if shares that would  otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

                    |_| To make  Automatic  Withdrawal  Plan  payments  that are
                    limited  annually to no more than 12% of the  account  value adjusted annually.

                    |_| Involuntary redemptions of shares by operation of law or
                    involuntary  redemptions of small accounts  (please refer to
                    "Shareholder  Account Rules and Policies," in the applicable fund Prospectus).

                    |_|  For  distributions  from  Retirement  Plans,   deferred
                    compensation  plans or other employee  benefit plans for any of the following purposes:

                    1)  Following  the death or  disability  (as  defined in the
                    Internal Revenue Code) of the participant

                    or beneficiary. The death or disability must occur after the participant's account was established.

                    2) To return excess contributions.

                    3) To return contributions made due to a mistake of fact.

                    (4) Hardship withdrawals, as defined in the plan.6

                    5) Under a Qualified Domestic Relations Order, as defined in the  Internal  Revenue  Code,  or, in the case of an IRA,  a divorce or separation  agreement  described in Section 71(b)
                    of the Internal Revenue Code.

                    6) To meet  the  minimum  distribution  requirements  of the
                    Internal Revenue Code.

                    7)  To  make  "substantially  equal  periodic  payments"  as described in Section 72(t) of the Internal Revenue Code.

                    8) For loans to participants or beneficiaries.

                    9) Separation from service.7

                    10) Participant-directed redemptions to purchase shares of a mutual fund  (other than a fund  managed by the Manager or a subsidiary  of the  Manager)  if the plan  has made  special arrangements with the Distributor.

                    11) Plan termination or "in-service  distributions,"  if the
                    redemption   proceeds   are  rolled  over   directly  to  an
                    OppenheimerFunds-sponsored IRA.

                    |_|  For  distributions   from  401(k)  plans  sponsored  by
                    broker-dealers  that have entered  into a special  agreement with the Distributor allowing this waiver.

                    |_| For  distributions  from retirement  plans that have $10
                    million or more in plan assets and that have  entered into a special agreement with the Distributor.

                    |_| For  distributions  from retirement plans which are part
                    of a retirement plan product or platform  offered by certain
                    banks,   broker-dealers,   financial   advisors,   insurance
                    companies  or  record  keepers  which  have  entered  into a special agreement with the Distributor.

III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

                    The Class B, Class C and Class N contingent  deferred  sales charges  will not be applied to shares  purchased in certain types of transactions  or redeemed in certain  circumstances described below.

                    A. Waivers for Redemptions in Certain Cases.

                    The Class B, Class C and Class N contingent  deferred  sales charges  will be  waived  for  redemptions  of shares in the following cases:

                    |_|  Shares   redeemed   involuntarily,   as   described  in
                    "Shareholder  Account Rules and Policies," in the applicable
                    Prospectus.

                    |_| Redemptions  from accounts other than  Retirement  Plans
                    following  the  death or  disability  of the last  surviving shareholder.  The death or  disability  must  have  occurred after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

                    |_| The contingent  deferred sales charges are generally not
                    waived  following  the death or  disability  of a grantor or trustee for a trust account.  The contingent  deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for  which the  trustee  is also the sole  beneficiary.  The death or disability must have occurred after the account was established, and for disability you must provide evidence of
                    a  determination   of  disability  by  the  Social  Security
                    Administration.

                    |_| Distributions  from accounts for which the broker-dealer
                    of record  has  entered  into a special  agreement  with the
                    Distributor allowing this waiver.

                    |_|  Redemptions of Class B shares held by Retirement  Plans
                    whose records are maintained on a daily  valuation  basis by
                    Merrill  Lynch  or an  independent  record  keeper  under  a contract with Merrill Lynch.

                    |_|  Redemptions  of  Class C  shares  of  Oppenheimer  U.S.
                    Government  Trust from  accounts  of  clients  of  financial institutions  that have entered  into a special  arrangement with the Distributor for this purpose.

                    |_| Redemptions of Class C shares of an Oppenheimer  fund in
                    amounts  of $1  million  or more  requested  in writing by a
                    Retirement  Plan sponsor and  submitted  more than 12 months after  the  Retirement  Plan's  first  purchase  of  Class C shares, if the redemption  proceeds are invested to purchase
                    Class N shares of one or more Oppenheimer funds.

                    |_|  Distributions8  from Retirement Plans or other employee
                    benefit plans for any of the following purposes:

1) Following the death or disability  (as defined in the Internal  Revenue Code)
of the participant or beneficiary.  The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2) To return excess contributions made to a participant's account.

3) To return contributions made due to a mistake of fact.

4) To make hardship withdrawals, as defined in the plan.9

5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or  separation  agreement  described in Section
71(b) of the Internal Revenue Code.

6) To meet the minimum distribution requirements of the Internal Revenue Code.

7) To make "substantially equal periodic payments" as described in Section 72(t)
of the Internal Revenue Code.

8) For loans to participants or beneficiaries.10

9) On account of the participant's separation from service.11

10) Participant-directed  redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)  Distributions  made  on  account  of a  plan  termination  or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.

12) For distributions from a participant's account under an Automatic Withdrawal
Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

13)  Redemptions  of Class B shares  under an Automatic  Withdrawal  Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special arrangement with the Distributor allowing this waiver.

|_|  Redemptions  of  Class B  shares  or  Class C  shares  under  an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred  sales  charge  is also  waived on Class B and Class C shares sold or issued in the following cases:

|_| Shares sold to the Manager or its affiliates.

|_| Shares  sold to  registered  management  investment  companies  or  separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.

|_| Shares issued in plans of reorganization to which the Fund is a party.

|_| Shares sold to present or former officers,  directors, trustees or employees
(and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its  affiliates  and  retirement  plans  established by them for their  employees.

IV. Special Sales Charge  Arrangements for  Shareholders of Certain  Oppenheimer
Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent  deferred sales charge rates and waivers for Class A,
Class  B and  Class  C  shares  described  in the  Prospectus  or  Statement  of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Fund              Oppenheimer Quest International
                                                 Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

Quest for Value U.S. Government Income Fund
Quest for Value Investment Quality Income Fund
Quest for Value Global Income Fund
Quest for Value New York Tax-Exempt Fund
Quest for Value National Tax-Exempt Fund
Quest for Value California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_|  acquired  by such  shareholder  pursuant  to an  exchange  of  shares of an
Oppenheimer fund that was one of the Former Quest for Value Funds, or

|_| purchased by such  shareholder by exchange of shares of another  Oppenheimer fund that were  acquired  pursuant to the merger of any of the Former  Quest for
Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X| Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales  charge rates for Class A shares  purchased  by members of  "Associations"
formed for any purpose other than the purchase of  securities.  The rates in the table apply if that Association  purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
For purchases by Associations  having 50 or more eligible  employees or members, there is no  initial  sales  charge on  purchases  of Class A shares,  but those shares are subject to the Class A contingent  deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

|X| Waiver of Class A Sales  Charges  for Certain  Shareholders.  Class A shares purchased by the  following  investors are not subject to any Class A initial or contingent deferred sales charges:

o Shareholders who were  shareholders of the AMA Family of Funds on February 28,
1991 and who  acquired  shares of any of the  Former  Quest  for Value  Funds by merger of a portfolio of the AMA Family of Funds.

o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain  Transactions.
The Class A contingent  deferred  sales charge will not apply to  redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for  Redemptions of Shares  Purchased Prior to March 6, 1995. In the
following  cases,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased prior to March 6, 1995 in connection with:

o withdrawals under an automatic  withdrawal plan holding only either Class B or
Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

o  liquidation  of a  shareholder's  account if the aggregate net asset value of shares  held in the  account  is less than the  required  minimum  value of such accounts.

|X| Waivers for  Redemptions  of Shares  Purchased on or After March 6, 1995 but
Prior to November 24, 1995.  In the following  cases,  the  contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

o  redemptions  following  the death or  disability  of the  shareholder(s)  (as evidenced by a  determination  of total  disability by the U.S.  Social Security
Administration);

o withdrawals under an automatic  withdrawal plan (but only for Class B or Class
C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

o  liquidation  of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after  redemption.  V.  Special  Sales  Charge  Arrangements  for
Shareholders of Certain  Oppenheimer  Funds Who Were Shareholders of Connecticut
Mutual Investment Accounts, Inc.

The initial and  contingent  deferred  sale charge rates and waivers for Class A and Class B shares described in the respective  Prospectus (or this Appendix) of the  following  Oppenheimer  funds  (each is  referred  to as a  "Fund"  in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below  for  those  Fund   shareholders   who  were
shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account
Connecticut Mutual Government Securities Account
Connecticut Mutual Income Account
Connecticut Mutual Growth Account
Connecticut Mutual Total Return Account
CMIA LifeSpan Capital Appreciation Account
CMIA LifeSpan Balanced Account
CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other  Former  Connecticut  Mutual  Funds are  entitled  to continue to make additional  purchases  of Class A shares  at net asset  value  without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)  persons  whose  purchases  of Class A  shares  of a Fund  and  other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18,  1996,  with the  former  general  distributor  of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales  Charge  Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales  charge,  by a person who was in one (or more) of the categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1) any purchaser,  provided the total initial amount invested in the Fund or any one or more of the Former  Connecticut  Mutual Funds  totaled  $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

2) any participant in a qualified  plan,  provided that the total initial amount invested  by the plan in the Fund or any one or more of the  Former  Connecticut
Mutual Funds totaled $500,000 or more;

3)  Directors  of the Fund or any one or more of the Former  Connecticut  Mutual
Funds and members of their immediate families;

4) employee benefit plans sponsored by Connecticut  Mutual  Financial  Services,
L.L.C.  ("CMFS"),  the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group)  engaged in a common  business,  profession,  civic or charitable  endeavor or other  activity,  and the  spouses  and minor  dependent children of such persons,  pursuant to a marketing program between CMFS and such group; and

6)  an  institution  acting  as a  fiduciary  on  behalf  of  an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers  set forth in the  Prospectus  and in this  Appendix, above,  the contingent  deferred sales charge will be waived for  redemptions of
Class A and Class B shares of a Fund and  exchanges of Class A or Class B shares of a Fund into  Class A or Class B shares of a Former  Connecticut  Mutual  Fund provided  that  the  Class A or Class B shares  of the  Fund to be  redeemed  or exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were  acquired by exchange from an  Oppenheimer  fund that was a Former  Connecticut  Mutual Fund.
Additionally,  the shares of such Former  Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1) by the estate of a deceased shareholder;

2) upon the disability of a shareholder,  as defined in Section  72(m)(7) of the
Internal Revenue Code;

3) for retirement distributions (or loans) to participants or beneficiaries from retirement  plans  qualified  under Sections  401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4) as tax-free  returns of excess  contributions  to such retirement or employee benefit plans;

5) in whole or in part, in connection with shares sold to any state,  county, or city, or any instrumentality,  department, authority, or agency thereof, that is prohibited  by  applicable  investment  laws  from  paying  a  sales  charge  or concession  in  connection  with  the  purchase  of  shares  of  any  registered investment management company;

6) in connection  with the redemption of shares of the Fund due to a combination with another  investment  company by virtue of a merger,  acquisition or similar reorganization transaction;

7) in connection with the Fund's right to involuntarily  redeem or liquidate the
Fund;

8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
Directors of the Fund.

VI.  Special  Reduced Sales Charge for Former  Shareholders  of Advance  America
     Funds, Inc.

Shareholders of Oppenheimer  AMT-Free  Municipals,  Oppenheimer U.S.  Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired   (and  still  hold)   shares  of  those  funds  as  a  result  of  the
reorganization  of series of Advance America Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales  Charge  Waivers  on  Purchases  of  Class M Shares  of  Oppenheimer
      Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred  to as the  "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_| the Manager and its affiliates,

|_| present or former  officers,  directors,  trustees and employees  (and their
"immediate   families"  as  defined  in  the  Fund's   Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

|_| registered management investment companies or separate accounts of insurance companies  that had an  agreement  with the Fund's prior  investment  advisor or distributor for that purpose,

|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares  for  their  own  accounts  or for  retirement  plans for their employees,

|_| employees and registered  representatives  (and their spouses) of dealers or brokers described in the preceding  section or financial  institutions that have entered  into  sales  arrangements  with those  dealers  or  brokers  (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing  for the use of Class M  shares  of the  Fund in  specific  investment products made available to their clients, and

     |_| dealers,  brokers or  registered  investment  advisors that had entered into an agreement with the  Distributor or prior  distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer,  broker,  or investment  advisor provides  administrative services. .

     1 Certain  waivers also apply to Class M shares of Oppenheimer  Convertible
     Securities Fund.

     2  In  the   case   of   Oppenheimer   Senior   Floating   Rate   Fund,   a
     continuously-offered  closed-end  fund,  references to contingent  deferred sales charges mean the Fund's Early  Withdrawal  Charges and  references to
     "redemptions" mean "repurchases" of shares.

     3 An "employee benefit plan" means any plan or arrangement,  whether or not it is  "qualified"  under the Internal  Revenue  Code,  under which Class N shares of an  Oppenheimer  fund or funds are  purchased  by a fiduciary  or other  administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings  accounts,  payroll  deduction plans or similar plans.  The fund  accounts  must  be  registered  in  the  name  of  the  fiduciary  or administrator  purchasing the shares for the benefit of participants in the plan.

     4 The term "Group  Retirement  Plan" means any  qualified or  non-qualified retirement  plan for  employees of a  corporation  or sole  proprietorship, members and employees of a partnership or  association  or other  organized group of persons (the members of which may include  other  groups),  if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for public school  employees.  The term "Group  Retirement
     Plan" also includes qualified  retirement plans and non-qualified  deferred compensation  plans and IRAs that purchase shares of an Oppenheimer fund or funds  through  a single  investment  dealer,  broker  or  other  financial institution that has made special arrangements with the Distributor.

     5  However,  that  concession  will not be paid on  purchases  of shares in amounts of $1 million or more  (including any right of  accumulation)  by a
     Retirement Plan that pays for the purchase with the redemption  proceeds of
     Class C shares of one or more  Oppenheimer  funds held by the Plan for more than one year.

     6 This provision does not apply to IRAs.

     7 This provision only applies to qualified  retirement  plans and 403(b)(7)
     custodial plans after your separation from service in or after the year you reached age 55.

     8 The  distribution  must be  requested  prior to Plan  termination  or the elimination  of the  Oppenheimer  funds as an  investment  option under the
     Plan.

     9 This provision does not apply to IRAs.

     10 This provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

     11 This  provision  does not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Developing Markets Fund

Internet Website:
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor

         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP(225.5677)

Custodian Bank

         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
         KPMG LLP

         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

(OppenheimerFunds logo)

PX0785.001.1004